As filed with the Securities and Exchange Commission on December 30, 2008
                                             1933 Act Registration No. 033-48940
                                             1940 Act Registration No. 811-06722
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------
                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                           PRE-EFFECTIVE AMENDMENT NO.

                         POST-EFFECTIVE AMENDMENT NO. 55

                                     AND/OR

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO. 55

                                  FORWARD FUNDS
               (Exact Name of Registrant as Specified in Charter)

                        433 CALIFORNIA STREET, 11TH FLOOR
                         SAN FRANCISCO, CALIFORNIA 94104
               (Address of Principal Executive Office) (Zip Code)

       Registrant's Telephone Number, including Area Code: 1-800-999-6809

                                  -------------
                                J. ALAN REID, JR.
                                  FORWARD FUNDS
                        433 CALIFORNIA STREET, 11TH FLOOR
                         SAN FRANCISCO, CALIFORNIA 94104
               (Name and address of agent for service of process)

                                   COPIES TO:
                                 DOUGLAS P. DICK
                                   DECHERT LLP
                        4675 MACARTHUR COURT, SUITE 1400
                      NEWPORT BEACH, CALIFORNIA 92660-8842
               (Name and address of agent for service of process)

                                  -------------

It is proposed that this filing will become effective:

[X]   Immediately upon filing pursuant to paragraph (b)
[ ]   On (date) pursuant to paragraph (b)
[ ]   60 days after filing pursuant to paragraph (a)(1)
[ ]   75 days after filing pursuant to paragraph (a)(2)
[ ]   On (date) pursuant to paragraph (a)(1)
[ ]   On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment

================================================================================

   Accessor Funds Prospectus                          December 30, 2008


                                                   A CLASS SHARES
                                                   ADVISOR CLASS SHARES
ACCESSOR FRONTIER MARKETS FUND                     INVESTOR CLASS SHARES
                                                   INSTITUTIONAL CLASS SHARES

                                     [Logo]

           The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this
      Prospectus. Any representation to the contrary is a criminal offense.

NOT FDIC INSURED                  NO BANK GUARANTEE               MAY LOSE VALUE

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                                TABLE OF CONTENTS


                                                                          PAGE

ACCESSOR FRONTIER MARKETS FUND
Fund Details ..........................................................     4
Fund Fees and Expenses ................................................     8
Securities and Risks ..................................................    10
Management, Organization and Capital Structure ........................    16
SHAREHOLDER INFORMATION
Purchasing Fund Shares ................................................    22
Exchanging Fund Shares ................................................    25
Redeeming Fund Shares .................................................    26
Dividends and Distributions ...........................................    28
Valuation of Securities ...............................................    28
Taxation ..............................................................    29
Other Payments to Intermediaries ......................................    30
Householding ..........................................................    31
Privacy Policy ........................................................    32
Appendix - Description of Benchmark Index .............................    33

[GRAPHIC] ACCESSOR FRONTIER MARKETS FUND DETAILS

INVESTMENT OBJECTIVE The Accessor Frontier Markets Fund (the "Fund") seeks capital growth. The Fund's investment objective is non-fundamental and may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES. The Fund will seek to achieve its objective by investing at least 80% of its assets in securities with exposure to the returns of Frontier Markets. This investment policy and name of the Fund with respect to Frontier Markets may not be changed unless Fund shareholders are notified at least 60 days in advance of the proposed change. The term "Frontier Markets" is often used to describe the markets of smaller, less accessible, but still investable, countries of the developing world. For the purposes of the Fund, "Frontier Markets" will include any countries identified in the Morgan Stanley Capital International(SM) ("MSCI") Frontier Emerging Markets Index.

The primary benchmark for the Fund will be the MSCI Frontier Markets Index (the "Benchmark"). Please see the Attachment for additional information on the Benchmark.

Forward Management LLC ("Forward Management" or the "Manager") employs an index-like approach to constructing the Fund's portfolio. Forward Management seeks exposure to Frontier Markets by attempting to approximate the country and industry allocations of the Benchmark and will primarily invest directly or indirectly in index vehicles such as structured notes, exchange traded funds ("ETFs"), exchange traded notes ("ETNs") and securities of companies in Frontier Market countries. The Fund may invest directly in such securities and financial instruments and/or indirectly by investing in shares of other investment companies ("Underlying Funds"). Where exposure to Frontier Markets is not feasible, Forward Management will invest in securities with exposure to emerging markets.

Due to potential difficulties regarding accessibility in some markets, the Fund's actual holdings may deviate from the Benchmark. Forward Management will seek to minimize deviations whenever possible. When determining investment decisions, Forward Management will first attempt to approximate the country and sector allocations of the Benchmark. In instances when this is not feasible, Forward Management will attempt to maximize the Fund's overall exposure to Frontier Markets and lastly will seek exposure to emerging markets.

The Fund at all times will be required to have exposure of 25% or more of its total assets in securities of issuers in the bank industry. SEE "PRINCIPAL INVESTMENT RISKS - BANK INDUSTRY CONCENTRATION RISK" for a discussion of the risks associated with investing in the bank industry.

PRINCIPAL INVESTMENT RISKS Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund's common shares and the possibility of significant losses. A direct investment in the Fund and an indirect investment in an Underlying Fund involves a substantial degree of risk. Therefore, you should consider the following risks of the Fund and the Underlying Funds before making an investment in the Fund.

ALLOCATION RISK. The Fund or an Underlying Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

ASSET CLASS RISK. Issuers within an asset class, industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole.


BANK INDUSTRY CONCENTRATION RISK. Investment opportunities in many frontier market countries may be concentrated in the bank industry. Based on the Fund's investment restriction regarding concentration, the Fund at all times will be required to invest 25% or more of its total asset in securities of issuers in the bank industry. As a result, the Fund will have a high concentration of investments in the bank industry.


COUNTERPARTY CREDIT RISK. Structured notes are subject to the risk that the counterparty to the instrument might not pay interest when due or repay principal at maturity of the obligation. If a counterparty defaults on its interest or principal payment obligations to the Fund or an Underlying Fund, this default will cause the value of your investment in the Fund, or the Fund's investment in an Underlying Fund, to decrease.


------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (THE "FDIC") OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.

CUSTODY RISK. Certain securities in which either the Fund or an Underlying Fund invests may be held in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized and there may be limited or no regulatory oversight over their operations. In addition, it is often more expensive for a fund to buy, sell and hold securities in certain foreign markets as compared to the U.S.

DEPOSITARY RECEIPT RISK. Depositary Receipts are instruments that represent interests in companies trading outside the markets in which the Depositary Receipts are traded. Accordingly, while Depositary Receipts are traded on recognized exchanges, there may be other risks associated with such instruments to consider, for example, the interests underlying the Depositary Receipts may be subject to political, economic, inflationary, exchange rate, custody or other risks in markets outside those in which the Depositary Receipts are traded.

DERIVATIVES RISK. Changes in the market value of securities held by the Fund or an Underlying Fund, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for the Fund or an Underlying Fund to sell derivative instruments, which could result in difficulty closing the position, and certain derivative instruments can magnify the extent of losses incurred due to changes in market value of the securities to which they relate. In addition, some derivative instruments are subject to counterparty risk.

ETF AND ETN RISK. ETFs or ETNs that are based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the applicable index and will incur certain expenses not incurred by their applicable index. Certain securities comprising the index tracked by an ETF or ETN may, at times, be temporarily unavailable, which may impede an ETF's or ETN's ability to track its index.

Levered ETFs and ETNs are subject to the risk of a breakdown in the futures and options markets they use. Levered ETFs or ETNs are subject to the same risk as instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid. There are no periodic interest payments for ETNs, and principal is not protected. As is the case with ETFs, an investor could lose some of or the entire amount invested in ETNs.

The market value of ETF or ETN shares may differ from their net asset value per share ("NAV"). This difference in price may be due to the fact that the supply and demand in the market for ETF or ETN shares at any point in time is not always identical to the supply and demand in the market for the underlying securities that the ETF or ETN holds. There may be times when an ETF or ETN share trades at a premium or discount to its NAV.

FINANCIAL MARKET RISK. The financial markets of frontier or emerging market countries have, for the most part, substantially less volume than more developed markets, and securities of many companies are less liquid and their prices are more volatile than securities of comparable companies in more sizeable markets. There are also varying levels of government supervision and regulation of exchanges, financial institutions and issuers in various countries. In addition, the manner in which foreign investors may invest in securities in certain countries, as well as limitations on such investments, may affect the investment operations of the Fund or an Underlying Fund.

FOREIGN CURRENCIES RISK. Investments in foreign securities are normally denominated and traded in foreign currencies. The value of the Fund's or an Underlying Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies.


FOREIGN RISK, FRONTIER MARKET AND EMERGING MARKET EXPOSURE RISK. Foreign markets, particularly frontier or emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market. The Fund or an Underlying Fund may invest in instruments issued by companies or governments of frontier markets and emerging markets. Frontier or emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. The securities markets of frontier and emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries as has historically been the case. In addition, the financial stability of issuers (including governments) in frontier or emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's or an Underlying Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. Dollar. In some countries in which the Fund or an Underlying Fund may invest, the government may limit the amount of investments by foreign persons as well as the types of securities in which they can invest. They may also restrict the repatriation of and or levy taxes on the investment income, capital gains or the proceeds of sales of the Fund's or an Underlying Fund's securities. Frontier countries generally have smaller economies or less developed capital markets than traditional emerging markets and, as a result, the risks of investing in emerging market countries are magnified in frontier countries. Any of these factors may cause the price of the Fund's or an Underlying Fund's shares to decline.


GOVERNMENT SPONSORED ENTERPRISES (GSES) RISK. Certain GSEs (such as Freddie Mac, Fannie Mae and Federal Home Loan Bank (FHLB)) although sponsored or chartered by the U.S. Government are not funded by the U.S.

Government and the securities they issue are not guaranteed by the U.S. Government. Therefore, GSEs are subject to credit risk.

INTERNATIONAL SANCTIONS RISK. From time to time, certain of the companies in which the Fund or an Underlying Fund expects to invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. As an investor in such companies, the Fund or an Underlying Fund will be indirectly subject to those risks.

INVESTMENTS IN OTHER INVESTMENT COMPANIES RISK. The Fund may invest in shares of other investment companies. Investing in another investment company exposes the Fund to all the risks of that investment company, and, in general, subjects it to a pro rata portion of the other investment company's fees and expenses.

ISSUER RISK. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

LIQUIDITY RISK. The securities purchased by the Fund or an Underlying Fund may trade infrequently and be quite volatile. This means that they may be harder to purchase or sell at a fair price. In addition, the Fund or an Underlying Fund may engage in over-the-counter ("OTC") transactions involving securities or derivatives that may have limited product lines, markets or financial resources. Many OTC stocks and derivatives trade less frequently and in smaller volume than stocks on a recognized exchange. The inability to purchase or sell these securities at a fair price could have a negative impact on the performance of the Fund or an Underlying Fund.

The Fund may invest up to 15% of its net assets in illiquid securities.

MANAGEMENT RISK. The strategy that the Manager uses may fail to produce the intended result or the Manager's judgment about the attractiveness of a particular market or security may prove to be incorrect.

MARKET RISK. Securities markets are volatile and can decline significantly in response to issuer, political, market and economic developments. Historically, the equity markets have moved in cycles, and the value of the Fund's or an Underlying Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is a principal risk of investing in the Fund or an Underlying Fund.

REPATRIATION RISK. Frontier and emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. The country could impose temporary restrictions on foreign capital remittances. The Fund or an Underlying Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund or an Underlying Fund of any restrictions on investments. Investing in local markets in frontier and emerging market countries may require the Fund or an Underlying Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involved additional costs to the Fund or an Underlying Fund.

REGULATORY AND MARKET DEVELOPMENTS. Recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and non-U.S. governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Fund or an Underlying Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund and the Underlying Funds themselves are regulated. Such legislation or regulation could diminish or preclude the Fund's or an Underlying Fund's ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund's or an Underlying Fund's portfolio holdings.

SMALL TO MID COMPANY RISK. The smaller and medium capitalization companies that the Fund or an Underlying Fund may invest in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and medium cap stocks may be more volatile than those of larger companies. Small cap stocks may be traded over the counter or listed on an exchange.

STRUCTURED NOTE RISK. The Fund and the Underlying Funds intend to invest in equity-linked structured notes (which would be linked to an equity index) to a significant extent. A highly liquid secondary market may not exist for the structured notes the Fund and the Underlying Funds invest in, and there can be no assurance that a highly liquid secondary market will develop. The lack of a highly liquid secondary market may make it difficult for the Fund and the Underlying Funds to sell the structured notes they hold at an acceptable price or accurately value such notes.

TAX REGULATION RISK. Certain foreign governments levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

NON-DIVERSIFIED RISK. Because the Fund is classified as a non-diversified fund, it is able to invest its assets in a more limited number of issuers than a diversified fund. As a result, the decline in the market value of a particular fund or other security held by the Fund may directly affect the Fund's NAV more than if the Fund were operated as a diversified fund.

NO OPERATING HISTORY RISK. The Fund is a newly organized, non-diversified, open-end management investment company with no operating history and is designed for long-term investors and not as a trading vehicle.

------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.

PERFORMANCE

The Fund has not commenced operations as of the date of this Prospectus and the Fund does not have a full calendar year of investment returns. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the Prospectus.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you pay if you invest in Shares of the Fund. Shareholders will indirectly bear their pro rata share of the fees and expenses (including management fees) incurred by each Underlying Fund in which the Fund invests.

SHAREHOLDER FEES

As an investor in A Class shares of the Fund, you will pay a maximum sales charge (load) on purchases equal to 5.75% of the offering price.

Shareholder Fees:                                        Advisor
FEES PAID DIRECTLY FROM YOUR INVESTMENT        A Class    Class    Investor Class  Institutional Class
--------------------------------------------   -------   -------   --------------  -------------------
Maximum Sales Charge (Load) on purchases
(as a percentage of offering price)(1)          5.75%     None          None              None

ANNUAL FUND OPERATING EXPENSES

Annual fund operating expenses are paid directly out of the Fund's assets. These expenses are not charged directly to shareholder accounts. They are expressed as a ratio which is a percentage of average daily net assets.


Annual Fund Operating Expenses:                          Advisor
EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS    A Class    Class    Investor Class  Institutional Class
--------------------------------------------   -------   -------   --------------  -------------------
Management Fee                                  0.85%     0.85%        0.85%             0.85%
Distribution (12b-1) Fees(2)                    0.35%      N/A         0.25%              N/A
Shareholder Services Fees(3)                    0.20%      N/A         0.15%             0.05%
Other Expenses(4)                               0.69%     0.69%        0.69%             0.69%
Acquired Fund Fees and Expenses(4)(5)           0.04%     0.04%        0.04%             0.04%
Total Annual Fund Operating Expenses            2.13%     1.58%        1.98%             1.63%

----------

(1) SALES CHARGES MAY BE ELIMINATED OR REDUCED FOR PURCHASES OF $25,000 OR MORE ON A CLASS SHARES. A CLASS SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF $1 MILLION OR MORE MAY BE CHARGED A CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 0.50% IF REDEEMED WITHIN 18 MONTHS. FOR MORE INFORMATION ON REDUCING THE SALES LOAD, PLEASE REVIEW THE SECTION "REDUCED SALES CHARGE FOR A CLASS SHAREHOLDERS" IN THIS PROSPECTUS.

(2) THE FUND HAS ADOPTED DISTRIBUTION PLANS PURSUANT TO WHICH UP TO 0.35% AND 0.25% OF THE FUND'S AVERAGE DAILY NET ASSETS ATTRIBUTABLE TO THE A CLASS SHARE AND INVESTOR CLASS SHARES, RESPECTIVELY, MAY BE USED TO PAY DISTRIBUTION EXPENSES.

(3) THE FUND HAS ADOPTED A SHAREHOLDER SERVICES PLAN PURSUANT TO WHICH UP TO 0.20% OF THE FUND'S AVERAGE DAILY NET ASSETS ATTRIBUTABLE TO A CLASS SHARES, UP TO 0.05% OF THE FUND'S AVERAGE DAILY NET ASSETS ATTRIBUTABLE TO INSTITUTIONAL CLASS SHARES AND UP TO 0.15% OF THE FUND'S AVERAGE DAILY NET ASSETS ATTRIBUTABLE TO INVESTOR CLASS SHARES MAY BE USED TO PAY SHAREHOLDER SERVICING FEES.

(4) "OTHER EXPENSES" AND "ACQUIRED FUND FEES AND EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.

(5) THE FUND INDIRECTLY BEARS A PRO RATA SHARE OF THE FEES AND EXPENSES OF EACH EXCHANGE TRADED FUND OR OTHER INVESTMENT COMPANY IN WHICH IT INVESTS. SINCE "ACQUIRED FUND FEES AND EXPENSES" ARE NOT DIRECTLY BORNE BY THE FUND, THEY ARE NOT REFLECTED IN THE FUND'S FINANCIAL STATEMENTS, AND THEREFORE INFORMATION PRESENTED IN THE ANNUAL FUND OPERATING EXPENSES TABLE WILL DIFFER FROM THAT PRESENTED IN THE FINANCIAL HIGHLIGHTS.


EXPENSE EXAMPLE

These Examples are intended to help you compare the costs of investing in the Frontier Markets Fund with the costs of investing in other mutual funds.


The Examples assume that you invest $10,000 in the A Class, Advisor Class, Institutional Class or Investor Class shares of the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's total annual operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions your costs whether or not you redeem your shares would be:

               A Class   Advisor Class   Investor Class   Institutional Class
               -------   -------------   --------------   -------------------
   1 Year      $   779   $         161   $          201   $               166
   3 Years     $ 1,204   $         499   $          621   $               514

SECURITIES AND RISKS

This section describes some of the security types for and risks of investing in the Fund and the Underlying Funds. Each security type and risk is a primary security type or risk for the Fund and may be a primary security type or risk for an Underlying Fund.

Many factors affect the performance of the Fund and the Underlying Funds. The Fund's and each Underlying Fund's share price and yield change daily based on changes in financial markets and interest rates and in response to other economic, political or financial developments. The Fund's and each Underlying Fund's reaction to these developments will be affected by the financial condition, industry and economic sector, and geographic location of an issuer, and the Fund's and each Underlying Fund's level of investment in the securities of that issuer. The Fund's and each Underlying Fund's reaction to these developments will also be affected by the types, durations, and maturities of the securities in which the Fund and each Underlying Fund invests. When you sell your shares of the Fund, they could be worth more or less than what you paid for them.

TEMPORARY DEFENSIVE STRATEGIES. In response to market, economic, political or other conditions, the Manager may temporarily use a different investment strategy for defensive purposes, including investing in short-term and money market instruments. If the Manager does so, different factors could affect the Fund's performance and the Fund may not achieve its investment objective.

PORTFOLIO TURNOVER. The Fund is actively managed. Frequent trading of portfolio securities will result in increased expenses for the Fund, may result in increased taxable distributions to shareholders, and may adversely affect the Fund's performance.


CHANGE OF OBJECTIVES AND POLICIES. The Fund's investment objective stated in the Fund's Fund Details section is not fundamental and may be changed without shareholder approval by the Board of Trustees. Notwithstanding this, the Fund's investment objective will not be changed unless Fund shareholders are notified at least 60 days in advance of the proposed change.


DISCLOSURE OF PORTFOLIO HOLDINGS. Accessor Funds discloses all portfolio holdings of the Fund as of the end of each month on the Accessor Funds' website at www.accessor.com. Portfolio holdings as of month-end are posted on the 21st day of the next succeeding month (or, if the 21st day is not a Business Day, then on the next Business Day). The portfolio holdings for each month remain available on the web site for a minimum of six months following the date posted. A description of Accessor Funds' policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Statement of Additional Information ("SAI").

NON-DIVERSIFIED STATUS. The Fund is registered as a non-diversified mutual fund. This means that the Fund may invest a greater portion of its assets in, and own a greater mount of the voting securities of, a single company than a diversified fund, which may subject the fund to greater risk with respect to its portfolio securities. The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code. As a result, the Fund must invest so that, at the end of each fiscal quarter, with respect to 50% of its total assets, no more than 5% of its total assets is invested in the securities of a single issuer and not more than 10% of the voting securities of any issuer are held by the Fund. With respect to the remaining 50% of fund assets, no more than 25% may be invested in a single issuer.

PRINCIPAL SECURITY TYPES

DEBT SECURITIES. The Fund and the Underlying Funds may hold or have exposure to short-term and long-term debt securities of foreign issuers. Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds (including convertible bonds), government securities, and mortgage and other asset-backed securities.

ETFS. ETFs are funds whose shares are traded on a national exchange or the National Association of Securities Dealers' Automatic Quotation System (Nasdaq). ETFs may be based on underlying equity or fixed income securities, as well as commodities or currencies. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as "creation units." The investor purchasing a creation unit then sells the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF incurs its own fees and expenses, Fund shareholders will indirectly bear those costs. The Fund will also incur brokerage commissions and related charges when purchasing or selling shares of an ETF. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a securities exchange throughout the trading day at market prices that are generally close to the NAV of the ETF. Because ETFs are investment companies, investment by a mutual fund in such funds, absent exemptive relief, would be limited under applicable federal statutory provisions. Those provisions restrict a mutual fund's investment in the shares of another investment company to not more than 5% of its assets (and not more than 3% of the securities of any other investment company) and limit aggregate investments by a mutual fund in all investment companies to 10% of the mutual fund's assets. The Fund may invest in excess of those statutory limits in specific ETFs in reliance on an exemptive order issued to that specific ETF, provided that certain conditions are met. The Manager intends to meet the conditions necessary to maintain the exemptive relief. ETFs are generally mutual funds, index funds or trusts that are listed on an exchange and can be traded intraday. Investors can buy or sell shares in the collective performance of an entire stock or bond portfolio as a single security. Exchange traded funds add the flexibility, ease and liquidity of stock trading to the benefits of traditional index fund investing. ETFs are designed to generally track an equity or bond index, commodity or currency.

ETNS. ETNs are senior, unsecured, unsubordinated debt securities issued by a financial institution, listed on an exchange and traded in the secondary market. They are designed to provide investors with a way to access the returns of market benchmarks. ETNs are not equities or index funds, but they do share several characteristics. For example, like equities, they trade on an exchange and can be shorted. Like an index fund they are linked to the return of a benchmark index.

EQUITY SECURITIES. The Fund or an Underlying Fund may hold or have exposure to equity securities of foreign companies of any size, including small and medium capitalization stocks, and to companies in any industry or sector. Equity securities, such as common stock and preferred stock, represent an ownership interest or the right to acquire an ownership interest in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Certain types of equity securities, such as warrants, are sometimes attached to or acquired in connection with debt securities. Preferred stocks pay dividends at a specified rate and have precedence over common stock as to the payment of dividends. Since the Fund or an Underlying Fund purchases equity securities, the Fund or an Underlying Fund is subject to the risk that stock prices will fall (or rise, in the case of securities sold short) over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's or an Underlying Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is a principal risk of investing in the Fund or an Underlying Fund.

INVESTMENT COMPANIES. The Fund may invest in securities of other open- and closed-end investment companies and Unit Investment Trusts (UITs), including those for which Forward Management or its affiliates act as investment advisor, ETFs and unregistered investment funds, including hedge funds, subject to applicable limitations under the Investment Company Act of 1940, as amended (the "1940 Act"), and under the relevant laws and regulations in other jurisdictions.

OPTIONS, FUTURES, SWAPS AND OTHER DERIVATIVES. Derivatives, such as futures, options and swaps, are investments that derive their value from an underlying investment or group of investments. The Fund or an Underlying Fund may use techniques such as buying and selling options or futures contracts in an attempt to change its exposure to security prices, currency values, or other factors that affect the value of the Fund's or an Underlying Fund's portfolio.

REPURCHASE AGREEMENTS. The Fund or an Underlying Fund may enter into repurchase agreements, in which the Fund or an Underlying Fund purchases securities from a bank or broker-dealer that then agrees to repurchase the securities at the Fund's or an Underlying Fund's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund or an Underlying Fund will seek to sell the securities, which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements will not be entered into unless their repurchase maturity occurs within seven days or less and, the securities subject to repurchase are composed of only securities that could otherwise be owned by the Fund or an Underlying Fund if not subject to a repurchase agreement.

STRUCTURED NOTES. A debt obligation that may contain an embedded derivative component with characteristics that adjust the security's risk/return profile. The return performance of a structured note will track that of the underlying debt obligation and the derivative embedded within it. A structured note is a hybrid security that attempts to change its profile by including additional modifying structures.

The Fund's investment in structured notes may be effected through the purchase of a levered structured note. However, it is not the intent to provide levered exposure within the Fund. The Manager will attempt to provide non-leveraged index-like exposure by investing a separate pool of assets in high quality bonds, such as Treasuries and agencies. The combination of the levered structured note and the separate pool of Treasuries and agencies is designed to replicate the performance of the underlying as if it were unlevered. For example, if the Fund were to hold a structured note with 3x exposure to a specified index and the Manager hoped to achieve $15 million in exposure, the Manager would invest $5 million in the structured note and $10 million in Treasuries and agencies. When the investment performance of the structured note, Treasuries and agencies is viewed together, the total investment is designed to approximate the unlevered performance of the index underlying the structured note.

PRINCIPAL RISKS

ALLOCATION RISK. The Fund and the Underlying Funds will allocate their investments between various asset classes. These investments are based upon judgments made by the fund's investment advisor (Forward Management in the case of the Fund), which may not accurately predict changes in the market. As a result, the Fund or an Underlying Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

ASSET CLASS RISK. Issuers within an asset class, industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole.


BANK INDUSTRY CONCENTRATION RISK. The Fund invests at least 25% of its total assets in securities of issuers in the bank industry. As a result, the Fund may be subject to greater risks than a portfolio without such increased exposure. This is especially true with respect to the risks associated with regulatory developments in, or related to, the bank industry. The bank industry is a comparatively narrow segment of the economy and, therefore, the Fund may experience greater volatility than funds investing in a broader range of industries. In addition, issuers in the bank industry may be subject to additional risks such as increased competition within the industry or changes in legislation or government regulations affecting the industry. The value of the Fund's shares are particularly vulnerable to factors affecting the bank industry, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, extensive government regulation and price competition.


COUNTERPARTY CREDIT RISK. Structured Note securities are subject to the risk that the counterparty to the instrument might not pay interest when due or repay principal at maturity of the obligation. If a counterparty defaults on its interest or principal payment obligations to the Fund or an Underlying Fund, this default will cause the value of your investment in the Fund or an Underlying Fund to decrease.

The Fund will invest in equity-linked structured notes issued by a limited number of issuers, which will act as counterparties. To the extent the Fund focuses its investments in a limited number of issuers it will be more susceptible to the risks associated with those issuers.

CUSTODY RISK. The Fund or an Underlying Fund may invest in foreign securities which are held in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Fund's or an Underlying Fund's ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for a Fund or an Underlying Fund to buy, sell and hold securities in certain foreign markets as compared to the U.S. The increased expense of investing in foreign markets reduces the amount the Fund or an Underlying Fund can earn on its investments.

DEPOSITARY RECEIPT RISK. Depositary Receipts are instruments that represent interests in companies trading outside the markets in which the Depositary Receipts are traded. Accordingly, while Depositary Receipts are traded on recognized exchanges, there may be other risks associated with such instruments to consider, for example, the interests underlying the Depositary Receipts may be subject to political, economic, inflationary, exchange rate, custody or other risks in markets outside those in which the Depositary Receipts are traded.

DERIVATIVES RISK. Derivatives, such as futures, options and swaps, are investments that derive their value from an underlying investment or group of investments. The primary risk of derivatives is that changes in the market value of securities held by the Fund or an Underlying Fund, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for the Fund or an Underlying Fund to sell derivative instruments, which could result in difficulty closing the position, and certain derivative instruments can magnify the extent of losses incurred due to changes in market value of the securities to which they relate. In addition, some derivative instruments are subject to counterparty risk.

ETF RISK. ETF shareholders are subject to risks similar to those of holders of other diversified portfolios. A primary consideration is that the general level of stock or bond prices may decline, thus affecting the value of an equity or fixed income exchange traded fund, respectively. This is because an equity (or bond) ETF represents interest in a portfolio of stocks (or bonds) or commodities or currency. When interest rates rise, bond prices generally will decline, which will adversely affect the value of fixed income ETFs. Moreover, the overall depth and liquidity of the secondary market may also fluctuate. An exchange traded sector fund may also be adversely affected by the performance of that specific sector or group of industries on which it is based. International investments may involve risk of capital loss from unfavorable fluctuations in currency values, differences in generally accepted accounting principles, or economic, political instability in other nations. Although exchange traded funds are designed to provide investment results that generally correspond to the price and yield performance of their respective underlying indexes, the trusts may not be able to exactly replicate the performance of the indexes because of trust expenses and other factors. ETFs that are benchmarked to commodities or currencies often carry the additional risk of non-diversification. Additionally, many commodity or currency ETFs have a higher tracking error to their underlying benchmarks. The market value of ETF shares may differ from their NAV. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying securities that the ETF holds. There may be times when an ETF share trades at a premium or discount to its NAV. Trading in leveraged ETFs can be relatively illiquid which means that they may be hard to purchase or sell at a fair price. In addition, leveraged ETFs are subject to the risk of a breakdown in the futures and options markets they use. Finally, leveraged ETFs are subject to the same risk as instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater because if the investment loses value, not only is that money lost, but the loan still needs to be repaid.

ETN RISK. Unlike regular bonds, there are no periodic interest payments, and principal is not protected. An investor could lose some of or the entire amount invested. The price in the secondary market is determined by supply and demand, the current performance of the index, and the credit rating of the ETN issuer. At maturity, the issuer pays a return linked to the performance of the market index, such as a commodity index, to which the ETN is linked, minus the issuer's annual fee.

FINANCIAL MARKET RISK. The financial markets of frontier or emerging market countries have, for the most part, substantially less volume than more developed markets, and securities of many companies are less liquid and their prices are more volatile than securities of comparable companies in more sizeable markets. There are also varying levels of government supervision and regulation of exchanges, financial institutions and issuers in various countries. In addition, the manner in which foreign investors may invest in securities in certain countries, as well as limitations on such investments, may affect the investment operations of the Fund or an Underlying Fund.

FOREIGN CURRENCY RISK. Investments in foreign securities are normally denominated and traded in foreign currencies. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund or an Underlying Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. The value of the Fund's or an Underlying Funds' assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies.

FOREIGN RISK, FRONTIER MARKET RISK AND EMERGING MARKET EXPOSURE RISK. Securities markets are volatile and can decline significantly in response to issuer, political, market and economic developments. Historically, the equity markets have moved in cycles, and the value of the Fund's or an Underlying Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which are a principal risk of investing in the Fund or an Underlying Fund. Foreign markets, particularly frontier or emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market. The Fund or an Underlying Fund may invest in instruments issued by companies or governments of frontier markets and emerging markets. Frontier or emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. The securities markets of emerging and frontier countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries as has historically been the case. In addition, the financial stability of issuers (including governments) in frontier or emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's or an Underlying Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. Dollar. In some countries in which the Fund or an Underlying Fund may invest, the government may limit the amount of investments by foreign persons as well as the types of securities in which they can invest. They may also restrict the repatriation of and or levy taxes on the investment income, capital gains or the proceeds of sales of the Fund's or an Underlying Fund's securities. Frontier countries generally have smaller economies or less developed capital markets than traditional emerging markets and, as a result, the risks of investing in emerging market countries are magnified in frontier countries. Any of these factors may cause the price of the Fund's or an Underlying Fund's shares to decline.

GOVERNMENT SPONSORED ENTERPRISES (GSES) RISK. Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S Government. GSE debt is generally considered to be of high credit quality due to the implied backing of the U.S. Government, but ultimately it is the sole obligation of its issuer. For that reason, GSEs are considered to carry somewhat greater credit risk than securities issued by the U.S. Treasury or government agencies that carry the full faith and credit of the U.S. Government. Therefore, GSEs are subject to credit risk.

INVESTMENTS IN OTHER INVESTMENT COMPANIES RISK. The Fund will purchase shares of investment companies, such as mutual funds, ETFs, UITs and closed-end funds to gain exposure to a particular portion of the market rather than purchase securities directly. When the Fund invests in an investment company, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company's expenses. Further, in part because of these additional expenses, the performance of an investment company may differ from the performance the Fund would achieve if it invested directly in the underlying investments of the investment company. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, shares of an ETF are traded at market prices, which may vary from the NAV of its underlying investments. In addition, the Fund may invest in investment companies that are not registered pursuant to the 1940 Act, and therefore, not subject to the 1940 Act's regulatory scheme.

REPATRIATION RISK. Investment in equity securities of issuers operating in certain frontier or emerging market countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in equity securities of issuers operating in certain frontier or emerging market countries and increase the costs and expenses of the Fund or an Underlying Fund. Certain frontier or emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain frontier or emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Frontier and emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a frontier and emerging market country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund or an Underlying Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund or an Underlying Fund of any restrictions on investments. Investing in local markets in frontier and emerging market countries may require the Fund or an Underlying Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involved additional costs to the Fund or an Underlying Fund.

INTERNATIONAL SANCTIONS RISK. From time to time, certain of the companies in which the Fund or an Underlying Fund expects to invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. As an investor in such companies, the Fund and an Underlying Fund will be indirectly subject to those risks.

ISSUER RISK. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities. The value of an individual security or category of securities may be more volatile than the debt market as a whole. Entities providing credit support or a maturity shortening structure are also affected by these types of changes. Any of the Fund's or an Underlying Fund's holdings could have its credit downgraded or could default, which could affect the Fund's or an Underlying Fund's performance.

LIQUIDITY RISK. Liquidity risk is financial risk due to uncertain liquidity. An institution might lose liquidity if its credit rating falls, it experiences sudden unexpected cash outflows, or some other event causes counterparties to avoid trading with or lending to the institution. A firm is also exposed to liquidity risk if markets on which it depends are subject to loss of liquidity. Derivative based securities and privately issued mortgage-related securities and other asset-backed securities, which do not have a government or government-sponsored guarantee, that are subject to substantial market and credit risk may have greater liquidity risk.

MANAGEMENT RISK. As mentioned in the Fund's Fund Details section above, it may be necessary for the Manager to deviate the Fund's holdings from the Benchmark due to potential difficulties regarding accessibility in some frontier and/or emerging markets. The strategy that the Manager uses may fail to produce the intended result or the Manager's judgment about the attractiveness of a particular market or security may prove to be incorrect.

MARKET RISK. Securities markets are volatile and can decline significantly in response to issuer, political, market and economic developments. Historically, the equity markets have moved in cycles, and the value of the Fund's or an

Underlying Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund or an Underlying Fund.

REGULATORY AND MARKET DEVELOPMENTS. Recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and non-U.S. governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Fund or an Underlying Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund or the Underlying Funds themselves are regulated. Such legislation or regulation could diminish or preclude the Fund's or an Underlying Fund's ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund's or an Underlying Fund's portfolio holdings.

SMALL TO MID COMPANY RISK. The smaller and medium capitalization companies that the Fund or an Underlying Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and medium cap stocks may be more volatile than those of larger companies. Small cap stocks may be traded over the counter or listed on an exchange.

STRUCTURED NOTE RISK. The Fund and the Underlying Funds intend to invest in equity-linked structured notes (which would be linked to an equity index) to a significant extent. A highly liquid secondary market may not exist for the structured notes the Fund or an Underlying Fund invests in, and there can be no assurance that a highly liquid secondary market will develop. The lack of a highly liquid secondary market may make it difficult for the Fund or an Underlying Fund to sell the structured notes they hold at an acceptable price or accurately value them.

TAX REGULATION RISK. Certain foreign governments levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

NON-DIVERSIFIED RISK. Because the Fund is classified as a non-diversified fund for purposes of the 1940 Act, it may concentrate its investments in a more limited number of issuers than a diversified fund. Accordingly, the Fund is subject to the risks related to the fact that the decline in the market value of a particular ETF or other security held by the Fund may directly affect the NAV of the Fund more than if the Fund were operated as a diversified fund.

NO OPERATING HISTORY RISK. The Fund is a newly organized, non-diversified, open-end management investment company with no operating history and is designed for long-term investors and not as a trading vehicle.

CERTAIN ADDITIONAL INVESTMENT STRATEGIES & RISKS

The Fund and the Underlying Funds may invest in other types of securities and employ additional investment techniques that are not the principal investment strategies of the Fund or an Underlying Fund and therefore not described in this Prospectus. The additional security types, techniques and their accompanying risks are more fully described in the Fund's SAI, which may be obtained free of charge by contacting the Fund. In addition, the Fund or an Underlying Fund may engage in OTC transactions involving securities or derivatives that may have limited product lines, markets or financial resources. Many OTC stocks and derivatives trade less frequently and in smaller volume than exchange listed stocks.

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

On the following pages is information on Forward Management and a description of how Forward Management is compensated for the services it provides.

Manager    Forward Management, LLC
           433 California Street, 11th Floor
           San Francisco, CA 94104

Forward Management, LLC ("Forward Management" or the "Investment Advisor" or the "Manager") serves as the investment advisor to each of the Accessor Funds. Forward Management has the authority to manage the Accessor Funds in accordance with the investment objective, policies and restrictions of the Funds and subject to general supervision of the Board of Trustees. Forward Management directly manages the assets of the Frontier Markets Fund. Forward Management also provides each of the Accessor Funds with ongoing management supervision and policy direction.

Forward Management is a registered investment advisor under the Investment Advisers Act of 1940. The ReFlow Forward Family Holding Company, LLC holds approximately 90% of Forward Managements ownership interest, with the balance held by employees.


The portfolio management team responsible for the management of the Frontier Markets Fund is Nathan J. Rowader, Director of Investments, Jim O'Donnell, CFA, President of Forward Asset Management and Chief Administrative Officer of Forward Management, Paul Herber, CFA, Investment Officer, and Justin H. Roberge, Investment Analyst.

Mr. Rowader has been with Forward Management since September 1, 2008 as the Director of Investments. Mr. Rowader has co-primary responsibility for the investment decisions and day-to-day management for the Frontier Markets Fund. Prior to joining Forward Management, Mr. Rowader was with Accessor Capital Management from February 2007, as Investment Officer and member of Accessor's Investment Committee; from December 2007, as Senior Investment Officer; and from February 2008 as Chief Investment Officer. Prior to Accessor Capital Management, Mr. Rowader was a Risk Management Analyst at OppenheimerFunds from 2005 to February 2007 and a Fund Analyst at OppenheimerFunds from 2004 to 2005. Prior to the OppenheimerFunds, Mr. Rowader served as a Financial Consultant at Linsco/Private Ledger from 2003 to 2004 and as a Senior Project Manager at WallStreet On Demand from 1998 to 2003. Mr. Rowader received his MBA with a concentration in Finance from the University of Colorado. Mr. Rowader has managed the Frontier Markets Fund since its inception.

Mr. O'Donnell has been with Forward Management since July 2006 as Chief Administrative Officer and as President of Forward Asset Management since May 2008. Mr. O'Donnell has overall responsibility for asset management at Forward Management, including the Frontier Markets Fund. From September 2001 to October 2002 and from February 2004 to May 2006, Mr. O'Donnell was an Analyst with Meisenbach Capital, conducting fundamental and financial analysis for a hedge fund portfolio. Between November 2002 and February 2004, Mr. O'Donnell was a consultant with Rainmaker Alliance, consulting with venture capital and start-up firms on financial models, projections and business strategy. From April 1993 to August 2001, Mr. O'Donnell served in various roles for Nicholas-Applegate Capital Management, including Investment Officer and Portfolio Manager responsible for stock selection and financial analysis for large cap, mid cap and small cap portfolios. Mr. O'Donnell is a Chartered Financial Analyst and holds an MBA. Mr. O'Donnell has managed the Frontier Markets Fund since its inception.

Mr. Herber has been with Forward Management since September 1, 2008 as an Investment Officer. Mr. Herber has co-primary responsibility for the investment decisions and day-to-day management for the Frontier Markets Fund. Prior to joining Forward Management, Mr. Herber was with Accessor Capital Management since February 2008 as an Investment Officer and member of Accessor's Investment Committee. Prior to Accessor Capital Management, Mr. Herber was a Research Analyst at Wexford Capital Management from February 2006 to January 2008; the owner and operator of Genesis Games and Gizmos from June 2004 to January 2006; and a research associate at Capital International from June 2002 through May 2004. Mr. Herber has been a CFA Charterholder since 2003. Mr. Herber has managed the Frontier Markets Fund since its inception.

Mr. Roberge has been with Forward Management since September 1, 2008 as Investment Analyst. Mr. Roberge has responsibility for trading and investment research functions with respect to the Frontier Markets Fund. Prior to joining Forward Management, Mr.

Roberge was with Accessor Capital Management since April 2002 as an Operations Associate, from June 2004 to December 2006 as a Junior Investment Analyst, and from December 2006 as an Investment Analyst. Prior to Accessor Capital Management, Mr. Roberge was a Registered Representative at Diversified Financial Concepts from September 2001 to April 2002 and an Operations Associate at Harris Investor Line from March 2000 to September 2001. Mr. Roberge has managed the Frontier Markets Fund since its inception.


The SAI provides additional information about the compensation of each of the portfolio managers, other accounts managed, and ownership of securities in the Fund.

The Fund will pay Forward Management an annual management fee for its services as investment advisor to the Fund. The fee is computed daily and paid monthly at the annual rate of 0.85% of the Fund's average daily net assets. As the Fund was not open for investment operations, no fees were paid through December 31, 2008.

A detailed discussion regarding factors considered and the basis of the Board of Trustees' approval of the Fund's investment advisory contract will be available in the Fund's semi-annual report for the period ended June 30, 2009.


DISTRIBUTOR SEI Investments Distribution Company ("Distributor"), One Freedom Valley Drive, Oaks, PA 19456


HIRING SUB-ADVISORS WITHOUT SHAREHOLDER APPROVAL

The Fund currently does not employ a sub-advisor but, may do so in the future. Forward Management and Forward Funds have received an exemptive order from the Securities and Exchange Commission ("SEC") that permits Forward Management, subject to the approval of the Board of Trustees, to hire and terminate non-affiliated sub-advisors or to materially amend existing sub-advisory agreements with non-affiliated sub-advisors for the Funds without shareholder approval. Pursuant to such exemptive relief, shareholders of the affected Fund will be notified of the hiring of a sub-advisor or sub-advisor changes within 90 days after the effective date of such change.

SHARE CLASSES

In this Prospectus, the Fund offers A Class, Advisor Class, Investor Class and Institutional Class shares. Each share class of the Fund represents an investment in the same portfolio of securities, but each share class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. When you purchase shares of the Fund, you must choose a share class.

A Class shares are designed for people investing through a third party, such as a bank, broker dealer, a financial advisor, or in a 401(k) or other retirement plan. Third parties may impose policies or fees which are different from those described below. The services or share classes available to you may vary depending upon how you wish to purchase shares of the Fund. WHEN YOU PURCHASE SHARES OF THE FUND, YOU MUST CHOOSE A SHARE CLASS. IF NO SHARE CLASS IS CHOSEN, THE TRANSFER AGENT WILL REJECT YOUR INVESTMENT.

FACTORS YOU SHOULD CONSIDER IN CHOOSING A CLASS OF SHARES INCLUDE:

o     How long you expect to own the shares;
o     How much you intend to invest;
o     Total expenses associated with owning shares of each class; and
o Whether you qualify for any reduction or waiver of sales charges (for example, A Class shares may be a less expensive option over time if you qualify for a sales charge reduction or waiver); and
o     Whether you plan to take any distribution in the near future.

Each investor's financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you.

Sales personnel may receive different compensation for selling each share class. The sales charge applicable to A Class shares provides for the distribution financing and/or shareholder servicing of shares of that Class.

INSTITUTIONAL CLASS SHARES

Certain financial institutions, pension or 401(k) plans, or investment advisors or individuals purchasing $100,000 or more of shares of the Fund may elect to purchase Institutional Class shares. Authorized firms may charge for certain shareholder services and should furnish clients who purchase Institutional Class shares with a schedule explaining the fees.

The Fund may waive or reduce the minimum investment requirement for Institutional Class shares under certain circumstances and conditions including, without limitation, shares purchased by officers, directors, trustees and employees of Forward Funds, Forward Management and their affiliates, and shares purchased by retirement plans that have $250,000 or more in plan assets.

A CLASS, ADVISOR CLASS AND INVESTOR CLASS SHARES

MINIMUM INITIAL INVESTMENT AMOUNT FOR A CLASS, ADVISOR CLASS AND INVESTOR CLASS
SHARES:

      o     $2,000 for accounts enrolled in eDelivery
      o     $2,000 for Coverdell Education Savings accounts
      o     $  500 for Automatic Investment Plan accounts
      o     $4,000 for all other accounts

Subsequent investments for the Fund must be $100 or more. Financial intermediaries may charge their customers a transaction or service fee.

The initial investment must be accompanied by an appropriate account application. Accessor Funds reserves the right to increase or decrease the minimum amount or maximum amount required to open and maintain an account, or to add to an existing account, without prior notice. Accessor Funds may accept smaller purchase amounts (E.G., 401(k) plans, transfers in from trustees or the correction of errors) or reject any purchase order it believes may disrupt the management of the Fund. See the SAI for more information.

SALES CHARGES

o     A CLASS SHARES

The maximum sales charge on the purchase of A Class shares is 5.75% of the offering price. The offering price is the NAV per share plus the applicable front-end sales charge. The current sales charges are:

                                 SALES CHARGE AS A PERCENTAGE   DEALER'S
                                 OF:                            CONCESSION
                                 OFFERING                       (AS A % OF
DOLLAR AMOUNT INVESTED           PRICE           NAV            OFFERING PRICE)
------------------------------   -------------   ------------   ---------------
   Less than $25,000                 5.75%           6.10%              5.00%
   $25,000 to $49,999.99             5.00%           5.26%              4.25%
   $50,000 to $99,999.99             4.50%           4.71%              3.75%
   $100,000 to $249,999.99           3.50%           3.63%              2.75%
   $250,000 to $499,999.99           2.50%           2.56%              2.00%
   $500,000 to $749,999.99           2.00%           2.04%              1.60%
   $750,000 to $999,999.99           1.50%           1.52%              1.20%
   $1,000,000 & Above                0.00%           0.00%        up to 0.50%

If your account value, including the amount of your current investment, totals $1 million or more, you will not pay a front-end sales charge on the current investment amount. The Distributor may pay the selling financial intermediary up to 0.50% of the offering price. However, if you sell these shares (for which you did not pay a front-end sales charge) within eighteen months of purchase, you will pay a contingent deferred sales charge ("CDSC") of 0.50%. The amount of the CDSC is determined as a percentage of the lesser of the current market value or the cost of the shares being redeemed. The Fund will use the first-in, first-out ("FIFO") method to determine the eighteen-month holding period for the CDSC. The date of the redemption will be compared to the earliest purchase date of A Class shares not subject to a sales charge held in the redeeming shareholder's account. The CDSC will be charged if the holding period is less than eighteen months, using the anniversary date of a transaction to determine the "eighteen-month" mark. As an example, shares purchased on December 1, 2008 would be subject to the CDSC if they were redeemed on or prior to June 1, 2010. On or after June 2, 2010, they would not be subject to the CDSC. The CDSC primarily goes to the Distributor as reimbursement for the portion of the dealer concession paid to financial intermediaries.

A Class shares acquired by reinvestment of dividends are not subject to the CDSC. CDSC waivers are available in certain circumstances. For information regarding waivers, please see "Waiver of CDSC for A Class Shares" below.

o     REDUCED SALES CHARGE FOR A CLASS SHAREHOLDERS

YOU MUST LET YOUR INVESTMENT DEALER AND ACCESSOR FUNDS OR THE TRANSFER AGENT KNOW AT THE TIME YOU PURCHASE A CLASS SHARES THAT YOU QUALIFY FOR A REDUCTION IN THE INITIAL SALES CHARGE. TO HAVE YOUR A CLASS SHARES SALES CHARGE, IF ANY, WAIVED, YOU MUST LET YOUR INVESTMENT DEALER AND ACCESSOR FUNDS OR THE TRANSFER AGENT KNOW AT THE TIME YOU REDEEM YOUR SHARES THAT YOU QUALIFY FOR SUCH A WAIVER.

As noted in the table above, discounts ("breakpoints") are available for larger purchases. There are several ways for shareholders to reach a higher discount level and qualify to pay a lower sales charge. Shareholders may qualify by combining current and past purchases in any of the A Class shares of the Accessor Funds. To determine whether or not a reduced initial sales charge applies to a proposed purchase, we take into account not only the money that is invested upon such proposed purchase, but also the value of all A Class shares of the Accessor Funds that we currently have associated with you, calculated at their historical cost and/or offering price.

YOU CAN MINIMIZE SALES CHARGES IN ANY OF THE FOLLOWING WAYS:

1. INCREASE your initial A Class investment amount to reach a higher discount level.
2. RIGHT OF ACCUMULATION. Add to an existing A Class shareholder account so that the current offering price value of the total combined holdings reach a higher discount level.
3. LETTER OF INTENT. Inform the Fund that you wish to sign a non-binding Letter of Intent to purchase an additional value of A Class shares over a 13-month period at a level that would entitle you to a higher discount level.
4. COMBINED PURCHASE PRIVILEGE. Combine the following investor accounts into one "purchase" or "holding" to qualify for a reduced sales charge:

      (a) An individual or "company," as defined in Section 2(a)(8) of the 1940 Act (which includes corporations which are corporate affiliates of each other, but does not include those companies in existence less than six months or which have no purpose other than the purchase of shares of the Fund or other registered investment companies at a discount);
      (b) An individual, his or her spouse and children under age 21, purchasing for his, her or their own account;
      (c) A single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or
      (d) A single purchase for the employee benefit plans of a single employer.

To qualify for the Combined Purchase Privilege or to obtain the Right of Accumulation, when each such purchase is made, the investor or financial intermediary must provide us with sufficient information to verify that the purchase qualifies for the privilege or discount. Because breakpoint eligibility may be determined based on historical cost, you should retain any records necessary to substantiate those costs in cases where the Fund, its transfer agent and financial intermediaries do not maintain this information. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of your financial advisor or the Transfer Agent does not confirm your represented holdings.

It may be necessary for an investor to provide the following information or records to the Fund or his or her financial intermediary in order to verify his or her eligibility for a breakpoint discount: (a) information or records regarding shares of the Fund or other Funds held in all accounts (E.G., retirement accounts) of the investor at the financial intermediary; (b) information or records regarding shares of the Fund or other Funds held in any account of the shareholder at another financial intermediary; and (c) information or records regarding shares of the Fund or other Funds held at any financial intermediary by related parties of the investor, such as members of the same family or household. If an investor fails to identify necessary breakpoint information, the investor may not receive the breakpoints that would otherwise be available.

      REINSTATEMENT PRIVILEGE FOR A CLASS SHARES

An investor who has sold A Class shares of the Fund may reinvest the proceeds of such sale in A Class shares of any of the Accessor Funds within 120 days of the sale, and any such reinvestment will be made at the Fund's then-current NAV, so that no sales charge will be levied. Investors should call Accessor Funds for additional information prior to exercising this privilege.

By exercising this reinstatement privilege, the investor does not alter the federal income tax treatment of any capital gains realized on the previous sale of shares of the Fund, but to the extent that any shares are sold at a loss and proceeds are reinvested in shares of the Fund, some or all of the loss may be disallowed as a deduction. Please contact your tax advisor for more information concerning tax treatment of such transactions.

      WAIVER OF INITIAL SALES CHARGES FOR A CLASS SHARES

The Fund may waive the imposition of sales charges on investor purchases of A Class shares of the Fund under certain circumstances and conditions, including shares purchased by:

o Officers, directors, trustees, and employees of Forward Funds, Forward Management, sub-advisors, and their respective affiliates.
o ReFlow, which is a program designed to provide a liquidity source for mutual funds experiencing redemptions of their shares.
o Registered representatives and employees of financial intermediaries with a current selling agreement with the Distributor or Forward Management and their affiliates.
o Clients of financial intermediaries using Forward Funds in fee-based investment products under a signed agreement with the Distributor or Forward Management.
o Advisory accounts managed by registered investment advisors or bank trust departments.
o Employees of designated asset management firms, other service providers, and their affiliates.
o     Immediate family members of all such persons as described above.
o Certain qualified plans, including pension funds, endowments, and other institutional funds.
o     Financial intermediary supermarkets and fee-based platforms.

      WAIVER OF CDSC FOR A CLASS SHARES

The Fund may waive the imposition of a CDSC on redemptions of A Class shares of the Fund under certain circumstances and conditions, including without limitation the following:

o Redemptions following the death or permanent disability (as defined by Section 72(m)(7) of the Internal Revenue Code) of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.
o Redemptions made through a Systematic Withdrawal Plan, limited to 10% per year of the account value at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested.
o Required minimum distributions from a tax-deferred retirement plan or an individual retirement account (IRA) as required under the Internal Revenue Code. The waiver of the CDSC for required distributions will be as a percentage of assets held in the Fund.
o Forced redemptions made by the Fund of shares held by shareholders whose account has a value of less than $100.
o     Redemptions made by ReFlow.
o     Redemptions in cases of natural disaster affecting shareholders.

If you think you may be eligible for a CDSC waiver, contact your financial intermediary. You must notify Accessor Funds prior to the redemption request to ensure your receipt of the waiver. Please call (800) 759-3504 for additional information.


PURCHASING FUND SHARES

TRANSFER AGENT


The Transfer Agent for the Fund is ALPS Fund Services, Inc. Mail can be directed to the Transfer Agent at:

Accessor Funds
P.O. Box 1345
Demver, CO 80201


WHERE TO PURCHASE

o DIRECT INVESTORS. Advisor Class, Investor Class and Institutional Class Shares of the Fund may be purchased directly from Accessor Funds for no sales charge or commission.


o FINANCIAL INTERMEDIARIES. A Class Shares of the Fund are usually purchased through financial intermediaries, such as banks, broker-dealers, registered investment advisors and providers of fund supermarkets who may receive a payment from Accessor Funds for distribution and services and/or administrative services. In certain cases in which a written procedural agreement exists between the Fund and a financial intermediary, the Fund will be deemed to have received a purchase or redemption when it is received by the financial intermediary. The order will be priced at the next calculated NAV after receipt of the order. Financial intermediaries are responsible for transmitting accepted orders of the Fund within the time period agreed upon by them. You should contact your financial intermediary to learn whether it is authorized to accept orders for the Fund. These financial intermediaries may also charge transaction, administrative or other fees to shareholders, and may impose other limitations on buying, selling or transferring shares, which are not described in this Prospectus. Some features of the Fund Shares, such as investment minimums and certain trading restrictions, may be modified or waived by financial intermediaries. Shareholders should contact their financial intermediary for information on fees and restrictions.


o "STREET NAME" ACCOUNTS. If your shares are held in a "street name" account at an investment dealer, that dealer (and not Accessor Funds or the Transfer Agent) will perform all recordkeeping, transaction processing and distribution payments. Because Accessor Funds will have no record of your transactions, you should contact your investment dealer to purchase, redeem or exchange shares, to make changes to your account, or to obtain account information. You will not be able to utilize a number of shareholder features directly with Accessor Funds. The transfer of shares in a "street name" account to an account with another investment dealer or to an account directly with Accessor Funds involves special procedures and you will be required to obtain historical information about your shares prior to the transfer. Before establishing a "street name" account with an investment dealer, you should determine whether that dealer allows reinvestment of distributions in "street name" accounts.

HOW TO PURCHASE

The Fund may not be offered in your         ------------------------------------
state of residence. Contact your           | Shares may not be purchased on days
financial intermediary or the Transfer     | when the NYSE is closed for
Agent to ensure that the Fund is offered   | trading: New Year's Day, Martin
in your state of residence. Normally       | Luther King, Jr. Day, Presidents
your financial intermediary will send      | Day, Good Friday, Memorial Day,
your purchase requests to the Transfer     | Independence Day, Labor Day,
Agent. Purchase orders are accepted on     | Thanksgiving Day and Christmas Day.
each business day that the New York         ------------------------------------
Stock Exchange ("NYSE") is open and must be received in good order. Requests received "in good order" must include: account name, account number, dollar or share amount of transaction, Fund name, allocation of investment, and signature of authorized signer. If you fail to provide all of the required information requested in the current account application, your purchase order will not be processed.

The Transfer Agent, on behalf of Accessor Funds and the Distributor, is required by law to obtain certain personal information from you or persons acting on your behalf in order to verify your or such person's identity. If you do not provide the information, the Transfer Agent may not be able to open your account. If the Transfer Agent is unable to verify your identity or that of another person(s) authorized to act on your behalf, or if it believes it has identified potential criminal activity, Accessor Funds and the Distributor reserve the right to close your account or take any other action they deem reasonable or required by law.

The order will be priced at the next calculated offering price, which is the NAV plus any initial sales charge that applies after receipt of the order by the Transfer Agent. In certain cases, the Fund will be deemed to have received a purchase or redemption when it is received by the financial intermediary. Financial intermediaries are responsible for transmitting accepted orders of the Funds within the time period agreed upon by them. You should contact your financial intermediary to learn whether it is authorized to accept orders for the Funds.

Purchase orders are accepted on each business day that the NYSE is open and must be received in good order prior to the close of the NYSE, normally 4:00 p.m. Eastern Time. Requests received "in good order" must include: account name, account number, dollar or share amount of transaction, Fund(s) and allocation of investment, and signature of authorized signer. The Transfer Agent must receive payment for shares by 12:00 noon Eastern Time on the business day following the purchase request. All purchases must be made in U.S. Dollars. Purchases may be made in any of the following ways:

o BY CHECK. Checks made payable to "Accessor Funds" and drawn on a U.S. bank should be mailed with the completed application or with the account number and name of Fund noted on the check to:


Accessor Funds
P.O. Box 1345
Demver, CO 80201


Neither initial nor subsequent investments should be made by third-party check. At least one name on the account on which the check is drawn must match the registration of your account at Accessor Funds. If you pay with a check that does not clear or if your payment is not timely received, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Fund or the Transfer Agent, and the Fund can redeem shares you own in this or another identically registered Accessor Fund account as reimbursement. The Fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.


o BY FEDERAL FUNDS WIRE. Wire instructions can be obtained from the Transfer Agent at (800) 759-3504 and must be accompanied or preceded by a trade sheet.

o BY TELEPHONE. Shareholders with aggregate account balances of at least $1 million may purchase Shares of the Fund by telephone at (800) 759-3504.
To prevent unauthorized transactions, Accessor Funds may use reasonable procedures to verify telephone requests.

o BY AUTOMATIC INVESTMENT PLAN - A CLASS, ADVISOR CLASS AND INVESTOR CLASS. Shareholders may establish an Automatic Investment Plan ("AIP") with the Transfer Agent whereby investments in any of the Accessor Funds are made automatically on a regularly basis (E.G., bi-monthly, monthly, quarterly). You may authorize regular electronic transfers of $25 or more from your bank checking account to purchase shares of one or more Accessor Funds based on instructions provided to the Transfer Agent. To enroll in the AIP, fill out and sign the Electronic Funds Transfer Form and mail or fax [(303) 825-2575] the completed form to Accessor Funds 15 days prior to the initial purchase.


o BY PURCHASES IN KIND. Under some circumstances, the Funds may accept securities as payment for Shares of the Fund. Such securities would be valued the same way the Fund's securities are valued (see "Valuation of Securities"). Please see "Additional Purchase and Redemption Information" in the SAI for further information.

o PORTFOLIO REBALANCING. Your financial intermediary may provide one or more Model Investment Portfolios. Your financial intermediary may develop various investment models utilizing the Accessor Funds that will designate how, on a percent basis, the total value of your Accessor Funds holdings should be rebalanced, and at what frequency (quarterly, semiannual or annual basis). Your portfolio will be rebalanced through the exchange of shares in one or more of your Accessor Funds for shares of the same class of one or more other Accessor Funds in your account. The

Transfer Agent must receive requests to participate, make changes or cancel in good order from your financial intermediary at least five business days prior to the next rebalancing date. You may realize taxable gains from these exchanges. Accessor Funds may modify, suspend or terminate the program at any time on 60 days prior written notice.

IRA/SIMPLE IRA/ROTH IRA/COVERDELL EDUCATION SAVINGS ACCOUNT PLANS


Investors may purchase Shares of the Fund through an Individual, SIMPLE, Roth or Educational Retirement Custodial Account Plan. An IRA, Roth IRA or Educational IRA account with an aggregate balance of less than $10,000 across all Funds on December 31 of any year may be assessed a $25.00 fee. Copies of an IRA, Roth IRA or Educational IRA Plan may be obtained by calling (800) 759-3504.


SHARE PRICING

Investors purchase shares of a Fund at the offering price, which for the A Class Shares is the NAV plus any applicable sales charges, and for Advisor Class, Investor Class and Institutional Class Shares is its NAV. The NAV for each class is calculated by adding the value of Fund assets attributable to that class, subtracting Fund liabilities attributable to the class, and dividing by the number of outstanding class shares. While the assets of each class are invested in a single portfolio of securities, the NAV for each class will differ because the classes have different ongoing distribution fees and other expenses. The NAV is calculated each day that the NYSE is open for business. The Fund generally calculates its NAV at the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time. If the markets close early, the Fund may close early and may value its shares at earlier times under these circumstances. Shares are purchased at the offering price that is next calculated after purchase requests are received by the Fund in good order. A Class Shares may also be subject to a CDSC on redemptions (see A Class Shares above). The NAV may be published daily in the business section of many major newspapers. If you have access to the Internet, you also can check the NAV on the Accessor Funds' website (www.accessor.com). For related information, see "Valuation of Securities" section.

ACCESSOR INTERNET WEBSITE

You can obtain information about the Accessor Funds on the Accessor Funds' website at www.accessor.com. Additionally, your financial intermediary may arrange for you to view your account information over the internet with a password protected login. If your Fund shares are held through a third-party fiduciary or in an omnibus registration at a bank or brokerage firm this service may not be available. To obtain account information online, you must first obtain a user I.D. and password. Contact your financial intermediary for more information. At times, the website may be inaccessible or its account viewing features may be unavailable.

MARKET TIMING/EXCESSIVE TRADING

The Fund is not intended for excessive trading or market timing. Market timers seek to profit by rapidly switching money into a fund when they expect the share price of the fund to rise and taking money out of the fund when they expect those prices to fall. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a fund's shares may dilute the value of shares held by long term shareholders. Volatility resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, excessive purchases and sales or exchanges of a fund's shares may cause a fund to have difficulty implementing its investment strategies, may force the fund to sell portfolio securities at inopportune times to raise cash or may cause increased expenses (such as increased brokerage costs, realization of taxable capital gains without attaining any investment advantage or increased administrative costs).

The Fund may invest in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid and are susceptible to the risk that the last available market price for such securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as "price arbitrage"). The Fund has procedures authorizing it to use the fair value of a security if market prices are unavailable or deemed unreliable (see "Valuation of Securities"). The

Fund's restrictions on excessive trading and market timing described below are intended to reduce a shareholder's ability to market time to the detriment of the Fund.

The Board of Trustees has adopted policies and procedures relating to short-term or excessive trading. The Fund (or Forward Management, on behalf of the Fund) may restrict or refuse purchases or investors who in Forward Management's opinion have a pattern of short-term or excessive trading or whose has been or may be disruptive to the Fund. You may be considered a market timer or excessive trader if you (i) redeem or exchange shares within 30 days of purchase; (ii) exchange shares out of the Fund within 30 days of an earlier exchange request out of the Fund; (iii) exchange shares out of the Fund more than four times within a calendar year; or (iv) otherwise seem to follow a market timing pattern that the Fund or Forward Management believes may adversely affect the Fund. For these purposes, Forward Management may consider an investor's trading history in the Fund or other Accessor Funds, and accounts under common ownership or control with an account that is covered by (i), (ii), or (iii) above are also subject to these limits.

The Fund has provided guidance to financial intermediaries (such as banks, broker-dealers, insurance companies, retirement administrators and others) concerning the application of the Fund's market timing and excessive trading policies to Fund shares held in omnibus accounts maintained and administered by such intermediaries, including guidance concerning situations where market timing or excessive trading is considered to be detrimental to the Fund. The Fund cannot ensure that these financial intermediaries will in all cases apply the policies of the Fund to accounts under its control.

The Fund applies these policies and procedures to all shareholders. The Fund has no arrangements to permit any investor t trade frequently in shares of the Fund, nor will it enter into any such arrangements in the future. The Fund cannot ensure that it will be able to identify all cases of market timing activities and excessive trading, although it believes it has adequate procedures in place to attempt to do so.

FOR MORE INFORMATION


For additional information about purchasing shares of the Accessor Funds, please contact your financial intermediary or Accessor Funds at (800) 759-3504.


EXCHANGING FUND SHARES

EXCHANGES THROUGH ACCESSOR FUNDS

As a shareholder, you have the privilege of exchanging shares of the Fund for shares of other Accessor Funds. Shares of the Fund may be exchanged for shares of any other Accessor Fund on days when the NYSE is open for business, as long as shareholders meet the normal investment requirements of the other Accessor Fund. The request must be received in good order by the Transfer Agent or certain financial intermediaries prior to the close of the NYSE, normally 4:00 p.m. Eastern Time. Requests received "in good order" must include: account name, account number, dollar or share amount of transaction, fund(s) and allocation of investment, and signature of authorized signer. Shares will be exchanged at the next NAV calculated after the Transfer Agent receives the exchange request in good order.

An exchange of shares of a fund for shares of another fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will generally give you a tax basis for your new shares. Shareholders should read the prospectus of any other Fund into which they are considering exchanging. An exchange of shares from a fund involves a redemption of those shares and will be treated as a sale for tax purposes.

Not all classes of all Accessor Funds may be offered in your state of residence. Contact your financial intermediary or the Transfer Agent to ensure that the class of shares of the Fund you want to exchange into is offered in your state of residence.

Accessor Funds does not currently charge fees on exchanges directly through it. This exchange privilege may be modified or terminated at any time by Accessor Funds upon 60 days' notice to shareholders. Exchanges may be made as follows:

o BY MAIL. Share exchange instructions may be mailed to:


Accessor Funds
P.O. Box 1345
Demver, CO 80201

o BY FAX. Instructions may be faxed to (303) 825-2575.


EXCHANGES THROUGH FINANCIAL INTERMEDIARIES

You should contact your financial intermediary directly to make exchanges. Your financial intermediary may charge additional fees for these transactions.

REDEEMING FUND SHARES

Normally, your financial intermediary       ------------------------------------
will send your request to redeem Fund      | Redemption requests for shares that
shares to the Transfer Agent. Shares       | were purchased by check will be
held for you in your dealer's name must    | honored at the next NAV calculated
be sold through the dealer. Consult your   | after receipt of the redemption
financial intermediary for more            | request. However, redemption
information. Investors may request to      | proceeds will not be transmitted
redeem Fund shares on any day that the     | until the check used for the
NYSE is open for business. The request     | investment has cleared.
must be received in good order by the       ------------------------------------
Transfer Agent or certain financial intermediaries prior to the close of the NYSE, normally 4:00 p.m. Eastern Time. Requests received "in good order" must include: account name, account number, dollar or share amount of transaction, fund(s) and allocation of investment, and signature of authorized signer. The Transfer Agent may require that you provide additional information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include an Authorization for Distribution from IRA Form, which includes a statement of whether or not you are at least 59-1/2 years old and whether you wish to have federal income tax withheld from your proceeds. Contact your financial intermediary or the Transfer Agent for a copy of the appropriate form. The Transfer Agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

Shares will be redeemed at the next NAV calculated after the Transfer Agent receives the redemption request in good order. Payment will ordinarily be made within seven days of the request by wire transfer or ACH to a shareholder's domestic commercial bank account. Shares may be redeemed from Accessor Funds any of the following ways:

o BY MAIL. Redemption requests may be mailed to:


Accessor Funds
P.O. Box 1345
Demver, CO 80201

o BY FAX. Redemption requests may be faxed to (303) 825-2575.

o BY TELEPHONE. Shareholders with aggregate account balances of at least $1 million may request redemption of shares by telephone at (800) 759-3504. To prevent unauthorized transactions, Accessor Funds may use reasonable procedures to verify telephone requests, including personal identification requests and recording instructions given by telephone.

o REDEMPTION PROCEEDS. Upon receipt in writing and in good order of a request for redemption of shares, the Transfer Agent will transmit redemption proceeds as established in the account application form (the "redemption instructions of record"), either electronically to the shareholder's pre-authorized bank account or by check to the shareholder's address of record. If your request is not in good order, you may have to provide additional information in order to redeem your shares. Shareholders may request that payment be made differently from their redemption instructions of record. Such requests must be in writing, signed by all shareholders of record and accompanied by a signature guarantee. Shareholders may also request that a redemption be made payable to someone other than the shareholder of record or be sent to an address other than the address of record. Such requests must be made in writing, be signed by all shareholders of record, and accompanied by a signature guarantee. Shares also may be redeemed through financial intermediaries from whom shares were purchased. Financial intermediaries may charge a fee for this service.

Large redemptions may disrupt the management and performance of the Fund. The Fund reserves the right to delay delivery of your redemption proceeds--up to seven calendar days--if the Fund determines that the redemption amount will disrupt its operation or performance. If you redeem more than $250,000 worth of the Fund's shares within any 90-day period, the Fund reserves the right to pay part or all of the redemption proceeds above $250,000 in kind (I.E., in securities, rather than in cash). If payment is made in kind, you may incur brokerage commissions if you elect to sell the securities, or market risk if you elect to hold them.

In the event of an emergency as determined by the SEC, Accessor Funds may suspend the right of redemption or postpone payments to shareholders. If the Board of Trustees determines a redemption payment may harm the remaining shareholders of a fund, the fund may pay a redemption in whole or in part by a distribution in kind of securities from the Fund.

o SYSTEMATIC WITHDRAWAL PLAN. Shareholders may request an automatic, monthly, quarterly or annual redemption of shares under the Systematic Withdrawal Plan. Applications for this plan may be obtained from Accessor Funds and must be received by Accessor Funds at least ten calendar days before the first scheduled withdrawal date. Systematic Withdrawals may be discontinued at any time by a shareholder or Accessor Funds.

o LOW ACCOUNT BALANCES. Accessor Funds may redeem any account with a balance of less than $10,000 if the shareholder is not part of an Automatic Investment Plan. Shareholders will be notified in writing when they have a low balance and will have 60 days to purchase additional shares to increase the balance to the required minimum. Shares will not be redeemed if an account drops below the minimum due to market fluctuations.

SIGNATURE GUARANTEES

A signature guarantee is designed to protect the shareholders and the Fund against fraudulent transactions by unauthorized persons. When a signature guarantee is required, each signature must be guaranteed by a domestic bank or trust company, credit union, broker, dealer, national securities exchange, registered securities association, clearing agency, or savings associations as defined by federal law. The Transfer Agent may reject a signature guarantee if the guarantor is not a member of or participant in a signature guarantee program. A notary public stamp or seal is not a signature guarantee and will not be accepted by the Fund. Forward Management at its discretion reserves the right to require a signature guarantee on any transaction request. The Fund requires a guaranteed signature for the following:

o Transfer of ownership to another individual or organization.
o Requests that redemption proceeds be sent to a different name or address than is registered on the account.
o Requests that Fedwire instructions be changed.
o Requests for name changes.
o Adding or removing a shareholder on an account.
o Establishing or changing certain services after the account is open.

DIVIDENDS AND DISTRIBUTIONS

o DIVIDENDS. The Fund intends to distribute substantially all of its net income from dividends, interest and other income (less expenses) from investments to shareholders as dividends. The Fund normally pays dividend distributions annually.

o OTHER DISTRIBUTIONS. The Fund intends to distribute substantially all of its net realized long-and short-term capital gains and net realized gains from foreign currency transactions (if any) to shareholders as capital gain distributions. The Fund normally pays capital gain distributions, if any, annually in December, although the Fund may occasionally be required to make supplemental distributions during the year.


o AUTOMATIC REINVESTMENT OF DIVIDENDS AND OTHER DISTRIBUTIONS. All dividends and other distributions on shares of the Fund will be automatically reinvested in additional shares of the Fund unless a shareholder elects to receive them in cash. You may elect or change your dividend options either on your account application or by calling Accessor Funds at (800) 759-3504.


VALUATION OF SECURITIES

The Fund generally values its securities using prices obtained from a pricing service. Equity securities (both domestic and international) and fixed-income securities listed and traded principally on an exchange are typically valued on the basis of last sale price on such exchange on the day of valuation or, if no sale occurred on such day, at the closing bid price on the primary exchange on which the security is traded. Because foreign securities markets are open on different days from U.S. markets, there may be instances when the NAV of a fund that invests in foreign securities changes on days when shareholders are not able to buy or sell shares. The Fund may purchase securities on foreign markets and thus may be subject to these NAV changes.

Fixed-income securities and other assets for which market quotations are readily available (other than obligations with remaining maturities of 60 days or less) are generally valued on the basis of most recent sales price quotations obtained from dealers or pricing services. Short-term debt securities maturing in less than 60 days may be valued using amortized cost, which approximates market value.

Over-the-counter equity securities, options and futures contracts are generally valued on the basis of the closing bid price or, if believed to more accurately reflect the fair market value, the mean between the bid and asked prices. Over-the-counter equity securities traded on the NASDAQ National Market and NASDAQ Small Cap Markets are based on the NASDAQ Official Price or, if believed to more accurately reflect the fair market value, the mean between the bid and the asked prices. All other over-the-counter equity securities, options and futures contracts are generally valued on the basis of the closing bid price or, if believed to more accurately reflect the fair market value, the mean between the bid and the asked prices.

An investment for which market quotations are not readily available is valued at its fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. The fair value of a security may be determined in circumstances, including, but not limited to, when (i) the exchange or market on which a security is traded does not open for trading for an entire trading day and no other market prices are available, (ii) a particular security does not trade regularly or has had its trading halted, (iii) a security does not have a price source due to its lack of liquidity, (iv) the Manager believes a market quotation from a broker-dealer is unreliable (E.G., where it varies significantly from a recent trade), (v) the security is thinly traded, or (vi) there has been a significant subsequent event. A significant event is one where it is believed with a reasonably high degree of certainty to have caused the price of the security to no longer reflect its current value as of the time of the Fund's NAV calculation.

Fair value represents a good faith approximation of the value of a security. A security's valuation may differ depending on the method used for determining value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a fund's NAV. As a result, a fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. The Fund may, however, use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Fund may frequently value many foreign equity securities using the fair value procedures adopted by the Board of Trustees.

On days when a change has occurred in the closing level of the Standard and Poor's 500 Index by an amount approved by the Board of Trustees from the previous trading day's closing level and other criteria have been met, the Board of Trustees has authorized the use of an independent fair valuation service to provide the fair value for foreign equity securities in certain circumstances. The Manager reviews the fair values provided, reviews periodically the methodology and procedures used in providing values to the Fund, and evaluates the accuracy of the prices provided.

TAXATION

The Fund will not be subject to federal income tax to the extent it distributes investment company taxable income and gain to shareholders in a timely manner. Dividends and other distributions that shareholders receive from the Fund, whether received in cash or reinvested in additional shares of the Fund, are subject to federal income tax and may also be subject to state and local tax. For taxable years ending before 2011, certain distributions of ordinary dividends to a non-corporate shareholder of the Fund may qualify as "qualified dividend income", provided that they are so designated by the Fund and that the recipient shareholder satisfies certain holding period requirements and refrains from making certain elections. Those distributions will be taxed at reduced rates to the extent derived from "qualified dividend income" of the applicable Fund. "Qualified dividend income" generally is income derived from dividends from U.S. corporations or certain foreign corporations. Distributions of the Fund's net capital gain are taxable to you as long-term capital gain, when designated by the Fund as such, regardless of the length of time you have held your shares. Long-term capital gain rates applicable to most individuals have been temporarily reduced to 15% (with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2010. Other distributions are generally taxable as ordinary income. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or loss or capital gain or loss, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by the Fund.

You should be aware that if Fund shares are purchased shortly before the record date for any dividend or capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution.

A redemption of the Fund's shares or an exchange of the Fund's shares for shares of another fund will be treated as a sale of the Fund's shares, and any gain on the transaction will be subject to federal income tax. After the conclusion of each calendar year, shareholders will receive information regarding the taxability of dividends and other distributions paid by the Funds during the preceding year. If you are neither a citizen nor a resident of the United States, the Fund will withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the applicable Fund. For the Fund's taxable years beginning before December 31, 2007, the 30% withholding tax will not apply to dividends that the Fund designates as (a) interest-related dividends, to the extent such dividends are derived from the Fund's "qualified net interest income," or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund's "qualified short-term gain." "Qualified net interest income" is the Fund's net income derived from interest and from original issue discount, subject to certain exceptions and limitations. "Qualified short-term gain" generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any. The Fund is also required in certain circumstances to apply backup withholding at a current rate of 28% on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the United States) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

The foregoing is only a brief summary of certain Federal income tax consequences of investing in the Fund. Please see the SAI for a further discussion. Shareholders should consult a tax advisor for further information regarding the Federal, state, and local tax consequences of an investment in shares of the Fund.

DISTRIBUTION AND SHAREHOLDER SERVICES PLANS

The Fund has adopted distribution plans under Rule 12b-1 (each a "Plan" and collectively the "Plans") for the A Class and Investor Class shares that allow the Fund to pay for the sale and distribution of its shares. The Fund may make payments under each Plan for the purpose of financing any activity primarily intended to result in the sale of shares. In addition, payments under each Plan may be made to banks and their affiliates and other institutions, including broker-dealers, for the provision of administrative and/or shareholder services for Fund shareholders.

Under the Plans the Fund may pay one or more persons or entities a fee at the annual rate of up to 0.25% and 0.35% of the Fund's average daily net assets attributable to Investor Class shares and A Class shares, respectively, for services rendered and expenses borne in connection with the provision of distribution services with respect to the Investor Class or A Class shares of the Fund.

In addition, the Fund has adopted a Shareholder Services Plan with respect to the A Class, Investor Class and Institutional Class shares of the Fund. Under the Shareholder Services Plan, the Fund is authorized to pay third-party service providers for certain expenses incurred in connection with providing services to shareholders of each respective class. Payments under the Shareholder Services Plan for A Class shares are calculated daily and paid monthly at an annual rate not to exceed 0.20% of the average daily net assets attributable to the A Class shares of the Fund. Payments under the Shareholder Services Plan for Institutional Class shares are calculated daily and paid monthly at an annual rate not to exceed 0.05% of the average daily net assets attributable to the Institutional Class shares of the Fund. Payments under the Shareholder Services Plan for the Investor Class shares are calculated daily and paid monthly at an annual rate not to exceed 0.15% of the average daily net assets attributable to the Investor Class shares of the Fund.

Because these fees are paid out of assets attributable to the Fund's A Class, Advisor Class, Investor and Institutional Class shares on an on-going basis, over time these fees will increase the cost of an investment in such shares and may cost more than other types of sales charges.

OTHER PAYMENTS TO INTERMEDIARIES

The Distributor or its affiliates may pay additional compensation, out of their own assets, to certain intermediaries or their affiliates, based on sales or assets attributable to the intermediary, or such other criteria agreed to by the Distributor. The intermediaries to which payments may be made are determined by the Distributor. These payments may provide an incentive to these firms to actively promote the Fund or cooperate with the Distributor to provide marketing or service support to the Fund. For more information, please see the SAI.

Forward Management may enter into revenue sharing arrangements with selected financial intermediaries. Revenue sharing arrangements occur when Forward Management agrees to pay out of its own resources (that may include legitimate profits from providing advisory services to the Fund) to financial intermediaries cash compensation in addition to any sales charges, distribution fees, service fees or other expenses paid by the Fund or its shareholders as disclosed in the Fund Fees and Expenses tables in this Prospectus. Revenue sharing arrangements may include payments for shelf space and marketing support to distribute the Fund's shares, as well as compensation for shareholder recordkeeping, processing, accounting and/or other administrative or distribution services in connection with the sale or servicing of shares of the Fund. This compensation may be more or less than the overall compensation received by financial intermediaries with respect to other investment products and may influence financial intermediaries to present the Fund or make it available to their customers. You may ask your financial intermediary for more information about these payments.

GENERAL INFORMATION


You can obtain current price, yield and other performance information on any of the Accessor Funds between the hours of 9:00 a.m. and 8:00 p.m. Eastern Time Monday through Friday by calling (800) 759-3504. You can request shareholder reports that contain performance information. These are available free of charge.

Our shareholders receive unaudited semi-annual reports and annual reports that have been audited by independent accountants. In addition to information available in annual and semi-annual reports, quarterly portfolio holdings information for the first and third fiscal quarters is available on the SEC's website at www.sec.gov. If you have any questions about the Fund, write to Accessor Funds, P.O. Box 1345, Denver, CO 80201 or call (800) 759-3504.


You should rely only on the information provided in this Prospectus and the SAI concerning the offering of the Fund's shares. We have not authorized anyone to give any information that is not already contained in this Prospectus and the SAI. Shares of the Fund are offered only where the sale is legal.

HOUSEHOLDING


To avoid sending duplicate copies of materials to households, Accessor Funds may mail only one copy of each prospectus, and annual and semi-annual report to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called householding, benefits Accessor Funds through reduced mailing expense. If you want to receive multiple copies of these materials, you may call the Transfer Agent at (800) 759-3504. You may also notify the Transfer Agent in writing. Individual copies of prospectuses and reports will be sent to you commencing within 20 days after the Transfer Agent receives your request to stop householding.

ACCESSOR FUNDS PRIVACY POLICY

Accessor Funds appreciates the privacy concerns and expectations of our customers. We are committed to maintaining a high level of privacy and confidentiality when it comes to your personal information and we use that information only where permitted by law. We recognize that, as our customer, you not only entrust us with your money but with your personal information. Your trust is important to us and you can be sure we will continue our tradition of protecting your personal information. We provide this privacy notice to you so that you may understand our policy with regard to the collection and disclosure of nonpublic personal information ("Information") pertaining to you.

WE COLLECT THE FOLLOWING CATEGORIES OF INFORMATION ABOUT YOU:

o Information we receive from you on applications or other forms; and
o Information about your transactions with us, our affiliates, or others.

We do not disclose any Information about you or any current or former customer to anyone, except as permitted by law. We may disclose Information about you and any former customer to our affiliates and to nonaffiliated third parties, as permitted by law. We do not disclose personal information that we collect about you to non-affiliated companies except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, or in other limited circumstances permitted by law. For example, some instances where we may disclose Information about you to third parties include: for servicing and processing transactions, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information about you with these companies, we require them to limit their use of the personal information to the particular purpose for which it was shared and we do not allow them to share your personal information with others except to fulfill that limited purpose. In addition, these companies are required to adhere to our privacy standards with respect to any personal information that we provide them.

PROTECTING THE SECURITY AND CONFIDENTIALITY OF YOUR INFORMATION

We restrict access to Information about you to those employees who need to know that Information to provide products or services to you. We maintain physical, electronic, and procedural safeguards to ensure the confidentiality of your Information. Our privacy policies apply only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of any of the Funds, we consider you to be a customer of Accessor Funds. Shareholders purchasing or owning shares of any of the Funds through their bank, broker, or other financial institution should consult that financial institution's privacy policies. If you own shares or receive investment services through a relationship with a third-party broker, bank, investment advisor or other financial service provider, that third-party's privacy policies will apply to you and ours will not.

                    APPENDIX - DESCRIPTION OF BENCHMARK INDEX

MORGAN STANLEY CAPITAL INTERNATIONAL(SM) ("MSCI") FRONTIER MARKETS INDEX

The MSCI Frontier Markets Index is a market-capitalization-weighted index composed of companies representative of the market structure of 19 Frontier Market countries in Africa, Central & Eastern Europe, the Middle East and Asia. The index is calculated without dividends, with net or with gross dividends reinvested, in both U.S. Dollars and local currencies.

The MSCI indices reflect stock market trends by representing the evolution of an unmanaged portfolio containing a broad selection of domestically listed companies. A dynamic optimization process which involves maximizing float and liquidity, reflecting accurately the market's size and industry profiles, and minimizing cross ownership is used to determine index constituents. Stock selection also takes into consideration the trading capabilities of foreigners in Frontier Market countries.

As of August 29, 2008, the MSCI Frontier Markets Index consisted of the following countries:

Bahrain, Bulgaria, Croatia, Estonia, Kazakhstan, Kenya, Kuwait, Lebanon, Mauritius, Nigeria, Oman, Qatar, Romania, Slovenia, Sri Lanka, Tunisia, Ukraine, United Arab, Emirates, Vietnam

Unlike other broad-based indices, the number of stocks included in the MSCI Frontier Markets Index is not fixed and may vary to enable the Index to continue to reflect the primary home markets of the constituent countries. Changes in the Index will be announced when made. MSCI Frontier Markets Index is a capitalization-weighted index calculated by Morgan Stanley Capital International based on the official closing prices for each stock in its primary local or home market. The base value of the MSCI Frontier Markets Index was equal to 1000.0 on November 30, 2007. As of August 29, 2008, the value of the MSCI Frontier Markets Index was 923.524.

SHAREHOLDER REPORTS. Accessor Funds publishes Annual and Semi-Annual Reports, which will contain information about the Fund's recent performance and investments, including:

o Management's discussion about recent market conditions, economic trends and Fund strategies that significantly affected their performance over the recent period;
o Fund performance data and financial statements; and
o Fund holdings.

PORTFOLIO HOLDINGS. The Fund will file with the SEC a list of its portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q. Each Form N-Q can be viewed on the SEC's website (www.sec.gov). The most recent fiscal quarter end holdings may also be viewed on the Accessor Funds' website (www.accessor.com).

STATEMENT OF ADDITIONAL INFORMATION. The SAI contains more detailed information about Accessor Funds and the Fund. The SAI is incorporated by reference into this Prospectus, making it legally part of this Prospectus.

For shareholder inquiries or for free copies of Accessor Funds' Annual Report, Semi-Annual Report, SAI and other information, contact your financial intermediary or:

Forward Management, LLC
1420 Fifth Avenue, Suite 3600
Seattle, Washington 98101
800-759-3504
206-224-7420
Accessor Funds' website: www.accessor.com

Securities and Exchange Commission
Washington, DC 20549-0102
Public Reference Section (202) 551-8090 (for inquiries regarding hours of operation only)
e-mail: publicinfo@sec.gov
website: www.sec.gov

You may obtain copies of documents from the SEC, upon payment of duplicating fees, or view documents at the SEC's Public Reference Room in Washington, D.C. The SAI and other information about Accessor Funds is available on the EDGAR database on the SEC's website at www.sec.gov.

Accessor(R) is a registered trademark of Forward Management, LLC.

SEC FILE NUMBER: 811-06722.

                                ACCESSOR(R)FUNDS
                          1420 FIFTH AVENUE, SUITE 3600
                                SEATTLE, WA 98101
                                 (800) 759-3504
                                WWW.ACCESSOR.COM


                         ACCESSOR FRONTIER MARKETS FUND

                       Statement Of Additional Information


                             dated December 30, 2008

Forward Funds (the "Trust") is an open-end investment company, commonly known as a mutual fund. The Trust offers multiple series known as the Forward Funds and multiple series known as the Accessor Funds all with various classes of shares. There can be no assurance that any of the Funds will achieve its objective.


The series known as the Accessor Funds currently consist of nine diversified investment portfolios (collectively, the "Accessor Underlying Funds") and six diversified funds of funds investment portfolios (the "Accessor Allocation Funds" or the "Allocation Funds"), each with its own investment objective and policies, and four non-diversified investment portfolios. This Statement of Additional Information relates to one of the non-diversified funds, the Accessor Frontier Markets Fund (the "Fund"). The Fund offers A Class, Advisor Class, Investor Class and Institutional Class shares of the investment portfolio.


The Fund is offered through a separate prospectus dated December 30, 2008 (the "Prospectus"). A copy of the Prospectus may be obtained free of charge by writing to or calling the address or telephone number listed above or by visiting our website at www.accessor.com. This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the appropriate Prospectus.

                                TABLE OF CONTENTS

                                                                          PAGE
                                                                        --------

GENERAL INFORMATION AND HISTORY ....................................        3
INVESTMENT RESTRICTIONS, POLICIES AND RISKS ........................        3
MANAGEMENT OF THE FUND .............................................       23
CODES OF ETHICS ....................................................       29
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES ................       29
INVESTMENT ADVISORY AND OTHER SERVICES .............................       29
VALUATION ..........................................................       37
FUND TRANSACTION POLICIES ..........................................       38
TAX INFORMATION ....................................................       39
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION .....................       44
FINANCIAL STATEMENTS ...............................................       49
PROXY VOTING POLICIES AND PROCEDURES ...............................       49
APPENDIX A - RATINGS OF DEBT INSTRUMENTS ...........................       50
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES ..................       54

                         GENERAL INFORMATION AND HISTORY


The Trust was organized as a Pennsylvania common law trust on August 26, 1992 under the name Home-State Group and was reorganized effective April 7, 2005 as a Delaware statutory trust created on February 1, 2005. The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. The Trust offers multiple separate series, one of which is described in this SAI.


The Board of Trustees may establish additional Funds and classes of shares at any time in the future without shareholder approval. Holders of shares of the Fund have one vote for each share held, and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are non-assessable, transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights.

Forward Management, LLC ("Forward Management" or the "Investment Advisor" or the "Manager"), a California limited liability company, is the manager or investment advisor of the Accessor Funds, pursuant to Management Agreements with the Trust.

                   INVESTMENT RESTRICTIONS, POLICIES AND RISKS

INVESTMENT RESTRICTIONS

The Fund's investment objective is not a fundamental policy, which means that it can be changed by the Board of Trustees without the vote of a majority of the outstanding voting securities of the Fund.

FUNDAMENTAL INVESTMENT RESTRICTIONS

The Fund is subject to the following "fundamental" investment restrictions unless otherwise indicated. Unless otherwise noted, these restrictions apply at the time an investment is made. If a percentage restriction is adhered to at the time the investment is made, a later increase in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction unless otherwise noted. Unless otherwise indicated the Fund may not:

1. Invest more than 25% of the value of its total assets in securities of issuers in any single industry except that the Fund will invest at least 25% of its total assets in securities of issuers in the bank industry. This restriction does not apply to obligations issued, guaranteed or sponsored by the U.S. Government, its agencies or instrumentalities.

2. Borrow money or pledge its assets except to the extent such borrowing or pledging of assets is not prohibited by the Investment Company Act of 1940, as amended (the "1940 Act"), and exemptive orders granted under the 1940 Act.

* 3. Issue any senior securities (as such term is defined in Section 18(f) of the 1940 Act), except to the extent not prohibited by the 1940 Act and exemptive orders granted under the 1940 Act.

* 4. Buy or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts ("REITs"), which deal in real estate or interests therein), interests in oil, gas or mineral leases, exploration or development programs, commodities or commodity contracts (excluding currencies and any type of option, futures contracts and forward contracts) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate, mineral leases, exploration or development programs, commodities or commodity contracts (including currencies and any type of option, futures contracts and forward contracts) acquired as a result of the ownership of securities.

5. Underwrite the securities of other issuers, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, and exemptive orders granted under the 1940 Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended (the "1933 Act"), by virtue of disposing of portfolio securities.

6. Make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under the 1940 Act.

* For purposes of these restrictions, collateral arrangements with respect to any type of swap, option, forward contracts and futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures contracts is deemed to be the issuance of a senior security.

NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS

The following is the Fund's non-fundamental investment policies and restrictions. These policies and restrictions may be modified or eliminated without shareholder approval. However, the non-fundamental investment policy in paragraph 1 below may not be materially revised unless Fund shareholders are notified at least 60 days in advance of the proposed change.

1. Under normal circumstances, the Fund will invest at least 80% of its assets in securities with exposure to the returns of Frontier Markets (as defined in the Prospectus). For purposes of this investment policy, "net assets" will include any borrowings made for investment purposes.

2. The Fund may effect short sales, including short sales against-the-box or in compliance with the Securities and Exchange Commission's ("SEC") position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act; provided, however, that not more than 5% of the Fund's net assets (determined at the time of the short sale) may be subject to short sales.

3. Absent specific exemptive relief, the Fund may not invest in securities of other investment companies, (including open-end funds, closed-end funds, and exchange-traded funds ("ETFs")) (each, an "Underlying Fund" and collectively, the "Underlying Funds") except to the extent permitted under the 1940 Act and exemptive orders granted under the 1940 Act. Under the 1940 Act, the Fund may not: (i) invest more than 10% of its total assets (taken at current value) in such securities; (ii) own securities of any one investment company that has a value in excess of 5% of the Fund's total assets (taken at current value); or
(iii) own more than 3% of the outstanding voting stock of any one investment company.

4. The Fund intends to pledge, hypothecate, mortgage or otherwise encumber its assets, to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices.

5. The Fund does not currently intend to make investments for the purpose of exercising control of management.

6. The Fund is authorized to invest its cash reserves (funds awaiting investment) in the specific types of securities to be acquired by the Fund or cash to provide for payment of the Fund's expenses or to permit the Fund to meet redemption requests. Under normal circumstances, up to 25% of the Fund's net assets, exclusive of the assets that are segregated for purposes of meeting segregation requirements under Section 18 of the 1940 Act, may be comprised of cash or cash equivalents. The Fund may hold cash reserves in an unlimited amount or invest in short-term and money market instruments for temporary defensive purposes when its Manager believes that a more conservative approach is desirable.

7. The Fund may invest up to 15% of its net assets in illiquid securities; for the purposes of this restriction, repurchase agreements maturing in more than seven days will be deemed to be illiquid securities.

8. The Fund may not purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities, may trade in futures and related options, and may provide initial and variation margin payments in connection with transactions in futures contracts and related options.

9. Consistent with applicable regulatory requirements, the Fund, pursuant to a securities lending agency agreement between the lending agent and the Fund, may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate the maximum allowable percentage under the applicable laws and regulations of the value of the Fund's net assets, currently 33-1/3%. The Fund will receive the collateral in an amount equal to at least 102% (in the case of domestic securities) or 105% (in the case of foreign securities) of the current market value of the loaned securities plus accrued interest.

                   INVESTMENT POLICIES AND RISK CONSIDERATIONS

The following pages contain more detailed information about the types of investments in which the Fund and/or the Underlying Funds may invest, the strategies the Fund and/or the Underlying Funds may employ and a summary of related risks. The Underlying Funds include ETFs, mutual funds and closed-end funds in which the Fund invests.

Forward Management monitors the credit quality of the securities purchased for the Fund that are rated by a nationally recognized ratings agency and reports to the Board of Trustees on a quarterly basis. The Board of Trustees reviews these reports. In selecting obligations for investment by the Fund, Forward Management also considers information concerning the financial history and condition of the issuer and its revenue and expense prospects. If an obligation held by the Fund is assigned a lower rating or ceases to be rated, Forward Management will promptly reassess whether that security presents credit risks and whether the Fund should continue to hold the security in its portfolio. If a portfolio security no longer presents credit risks or is in default, the Fund will dispose of the security as soon as reasonably practicable unless Forward Management and the Board of Trustees determine that to do so is not in the best interests of the Fund and its shareholders.


DERIVATIVES


Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Examples of derivative instruments include futures contracts, options, forward contracts and swaps. The primary risk of derivative instruments is that changes in the market value of securities held by the Fund or an Underlying Fund, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for the Fund or an Underlying Fund to sell a derivative instrument, which could result in difficulty closing the position, and certain derivative instruments can magnify the extent of losses incurred due to changes in market value of the securities to which they relate. In addition, some derivative instruments are subject to counterparty risk.


INTERNATIONAL EQUITY SECURITIES


The Fund or an Underlying Fund may invest in issuers located outside the United States through American Depositary Receipts ("ADRs"), "ordinary shares," or "New York shares" issued and traded in the United States or through securities denominated in foreign currencies and traded on foreign exchanges. ADRs are dollar-denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by United States banks and trust companies which evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in domestic securities markets and are traded on exchanges or over-the-counter in the United States. Ordinary shares are shares of foreign issuers that are traded abroad and on a United States exchange. New York shares are shares that a foreign issuer has allocated for trading in the United States. ADRs, ordinary shares, and New York shares all may be purchased with and sold for U.S. Dollars, which protect the Fund or an Underlying Fund from the foreign settlement risks described below. Investing in foreign companies may involve risks not typically associated with investing in United States companies. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar. Foreign securities markets generally have less trading volume and less liquidity than United States markets, and prices in some foreign markets can be very volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those that apply to United States companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial fees, generally are higher than for United States investments.

Investing in companies located abroad carries political and economic risks distinct from those associated with investing in the United States. Foreign investment may be affected by actions of foreign governments adverse to the interests of United States investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on United States investment, or on the ability to repatriate assets or to convert currency into U.S. Dollars. There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments.

INTERNATIONAL DEBT SECURITIES


The Fund or the Underlying Funds may invest in debt obligations (which may be denominated in U.S. Dollar or in non-U.S. currencies) of any rating issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities, including ADRs consistent with the their policies. These investments may include debt obligations such as bonds (including sinking fund and callable bonds), debentures and notes, together with preferred stocks, pay-in-kind securities, and zero coupon securities.

Subsequent foreign currency losses may result in the Fund or an Underlying Fund having previously distributed more income in a particular period than was available from investment income, which could result in a return of capital to shareholders. The Fund's or an Underlying Fund's portfolio of foreign securities may include those of a number of foreign countries, or, depending upon market conditions, those of a single country. Investments in securities of issuers in non-industrialized countries generally involve more risk and may be considered highly speculative. Although a portion of the Fund's or an Underlying Fund's investment income may be received or realized in foreign currencies, the Fund or an Underlying Fund would be required to compute and distribute its income in U.S. dollars and absorb the cost of currency fluctuations and the cost of currency conversions.

Investment in foreign securities involves considerations and risks not associated with investment in securities of U.S. issuers. For example, foreign issuers are not required to use generally accepted accounting principles. If foreign securities are not registered under the Securities Act, the issuer does not have to comply with the disclosure requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act"). The values of foreign securities investments will be affected by incomplete or inaccurate information available as to foreign issuers, changes in currency rates, exchange control regulations or currency blockage, expropriation or nationalization of assets, application of foreign tax laws (including withholding taxes), changes in governmental administration or economic or monetary policy. In addition, it is generally more difficult to obtain court judgments outside the U.S.


FRONTIER MARKET COUNTRIES AND EMERGING MARKET COUNTRIES. POLITICAL AND ECONOMIC FACTORS


The Fund or an Underlying Fund will have direct or indirect exposure to frontier market countries and emerging market countries. Investing in frontier market and emerging market countries involves potential risks relating to political and economic developments abroad. Governments of many frontier market and emerging countries have exercised and continue to exercise substantial influence over many aspects of the private sector. Accordingly, government actions in the future could have a significant effect on economic conditions in emerging countries, which could affect the value of securities in the Fund or an Underlying Fund. The value of the investments made by the Fund or an Underlying Fund will be affected by commodity prices, inflation, interest rates, taxation, social instability, and other political, economic or diplomatic developments in or affecting the emerging countries in which the Fund or an Underlying Fund had invested. In addition, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, or other similar developments, which could affect investments in those countries.

Certain of the risks associated with investments generally are heightened for investments in frontier market and emerging market countries. For example, securities markets in these countries may be less liquid, more volatile and less subject to governmental regulation than U.S. securities markets. There may be less publicly available information about issuers in these countries than about domestic issuers. Frontier market and emerging market country issuers are not generally subject to accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers. Markets in these countries also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund or an Underlying Fund is uninvested and no return is earned thereon. Inability to dispose of securities due to settlement problems could result in losses to the Fund or an Underlying Fund due to subsequent declines in value of securities or, if the Fund or an Underlying Fund had entered into a contract to sell securities, could result in possible liability to the purchaser.

Certain frontier market and emerging market countries require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain frontier market and emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Certain frontier market and emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a frontier market country or an emerging market country's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Fund or an Underlying Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund or an Underlying Fund of any restrictions on investments.

Costs associated with transactions in securities of companies in frontier market and emerging market countries are generally higher than costs associated with transactions in U.S. securities. There are three basic components to such transaction costs, which include brokerage fees, market impact costs (I.E., the increase or decrease in market prices which may result when the Fund or an Underlying Fund purchases or sells thinly traded securities), and the difference between the bid-ask spread. Each one of these components may be significantly more expensive in frontier market and emerging market countries than in the U.S. or other developed markets because of less competition among brokers, lower utilization of technology by exchanges and brokers, the lack of derivative instruments and less liquid markets. In addition to these transaction costs, the cost of maintaining custody of foreign securities generally exceeds custodian costs for U.S. securities.

Throughout the last decade many frontier market and emerging market countries have experienced and continue to experience high rates of inflation. In certain countries, inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries.


SOVEREIGN DEBT SECURITIES


Sovereign debt securities are issued by governments of foreign countries. The sovereign debt in which the Underlying Funds may invest may be rated below investment grade. These securities usually offer higher yields than higher rated securities but are also subject to greater risk than higher rated securities. Brady Bonds represent a type of sovereign debt. These obligations were created under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady, in which foreign entities issued these obligations in exchange for their existing commercial bank loans. Brady Bonds have been issued by Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Mexico, Morocco, Nigeria, Philippines, Poland, and Uruguay, and may be issued by other emerging countries.

FOREIGN CURRENCIES.

Investments in foreign currencies are subject to numerous risks, not the least of which is the fluctuation of foreign currency exchange rates with respect to the U.S. Dollar. Exchange rates fluctuate for a number of reasons.

o INFLATION. Exchange rates change to reflect changes in a currency's buying power. Different countries experience different inflation rates due to different monetary and fiscal policies, different product and labor market conditions, and a host of other factors.

o TRADE DEFICITS. Countries with trade deficits tend to experience a depreciating currency. Inflation may be the cause of a trade deficit, making a country's goods more expensive and less competitive and so reducing demand for its currency.

o INTEREST RATES. High interest rates may raise currency values in the short term by making such currencies more attractive to investors. However, since high interest rates are often the result of high inflation long-term results may be the opposite.

o BUDGET DEFICITS AND LOW SAVINGS RATES. Countries that run large budget deficits and save little of their national income tend to suffer a depreciating currency because they are forced to borrow abroad to finance their deficits. Payments of interest on this debt can inundate the currency markets with the currency of the debtor nation. Budget deficits also can indirectly contribute to currency depreciation if a government chooses inflationary measure to cope with its deficits and debt.

o POLITICAL FACTORS. Political instability in a country can cause a currency to depreciate. Demand for a certain currency may fall is a country appears a less desirable place in which to invest and do business.

o GOVERNMENT CONTROL. Through their own buying and selling of currencies, the world's central banks sometimes manipulate exchange rate movements. In addition, governments occasionally issue statements to influence people's expectations about the direction of exchange rates, or they may instigate policies with an exchange rate target as the goal. The value of the Fund's or an Underlying Fund's investments is calculated in U.S. Dollars each day that the New York Stock Exchange ("NYSE") is open for business. As a result, to the extent that the Fund's or an Underlying Fund's assets are invested in instruments denominated in foreign currencies and the currencies appreciate relative to the U.S. Dollar, the Fund's or an Underlying Fund's NAV as expressed in U.S. Dollars should increase. If the U.S. Dollar appreciates relative to the other currencies, the opposite should occur. The currency-related gains and losses experienced by the Fund or an Underlying Fund will be based on changes in the value of portfolio securities attributable to currency fluctuations only in relation to the original purchase price of such securities as stated in U.S. Dollars. Gains or losses on shares of the Fund or an Underlying Fund will be based on changes attributable to fluctuations in the NAV of such shares, expressed in U.S. Dollars, in relation to the original U.S. Dollar purchase price of the shares. The amount of appreciation or depreciation in the Fund's or an Underlying Fund's assets also will be affected by the net investment income generated by the money market instruments in which the Fund or an Underlying Fund invests and by changes in the value of the securities that are unrelated to changes in currency exchange rates.

The Fund and the Underlying Funds may incur currency exchange costs when they sell instruments denominated in one currency and buy instruments denominated in another.


FORWARD COMMITMENTS


The Fund or an Underlying Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") consistent with the Fund's or an Underlying Fund's ability to manage its investment portfolio and meet redemption requests. The Fund or an Underlying Fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.


HYBRID INSTRUMENTS


The Fund and the Underlying Funds may invest in hybrid instruments. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a "benchmark"). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. Dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund and the Underlying Funds to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of the Fund and the Underlying Funds.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Fund will only invest in commodity-linked hybrid instruments that qualify for an exemption from the provisions of the Commodities Exchange Act under applicable rules of the Commodities Futures Trading Commission.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies defined in the 1940 Act. As a result, the Fund's investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act. Income from certain hybrid instruments may not constitute qualifying income for purposes of Subchapter M. Accordingly, the Fund will monitor the income produced from such investments so that when such income is combined with the Fund's other non-qualifying income, the Fund will not have no more than 10 percent non-qualifying income.


ILLIQUID SECURITIES


Illiquid securities are (i) securities that are subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act;
(ii) securities which are otherwise not readily marketable; (iii) repurchase agreements having a maturity of longer than seven days; (iv) certain interest only ("IO")/principal only ("PO") strips; and (v) and over-the-counter ("OTC") options. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. The Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price that the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.


INVESTMENT COMPANIES (INCLUDING ETFS AND HOLDING COMPANY DEPOSITARY RECEIPTS (HOLDRS))


A corporation, trust, or partnership that invests pooled shareholder dollars in securities appropriate to the organization's objective. Mutual funds, closed-end funds, and unit investment trusts are the three types of investment companies.

EXCHANGE TRADED FUNDS (ETFS)


ETFs are generally mutual funds, index funds or trusts that are listed on an exchange and can be traded intraday. Investors can buy or sell shares in the collective performance of an entire stock or bond portfolio as a single security. ETFs add the flexibility, ease and liquidity of stock trading to the benefits of traditional index fund investing. ETFs are designed to generally track an equity or bond index, a market sector such as energy or technology, or a commodity such as gold or petroleum.

Because ETFs are investment companies, investment by a mutual fund in such funds, absent exemptive relief, would be limited under applicable federal statutory provisions. The Fund may invest in excess of those statutory limits in specific ETFs in reliance on an exemptive order issued to that specific ETF, provided that certain conditions are met. The Manager intends to meet the conditions necessary to maintain the exemptive relief.

ETF shareholders are subject to risks similar to those of holders of other diversified portfolios. A primary consideration is that the general level of stock or bond prices may decline, thus affecting the value of an equity or fixed income exchange traded fund, respectively. This is because an equity (or bond) ETF represents interest in a portfolio of stocks (or bonds). When interest rates rise, bond prices generally will decline, which will adversely affect the value of fixed income ETFs. Moreover, the overall depth and liquidity of the secondary market may also fluctuate. An exchange traded sector fund may also be adversely affected by the performance of that specific sector or group of industries on which it is based. International investments may involve risk of capital loss from unfavorable fluctuations in currency values, differences in generally accepted accounting principles, or economic, political instability in other nations. Although ETFs are designed to provide investment results that generally correspond to the price and yield performance of their respective underlying indices, they may not be able to exactly replicate the performance of the indexes because of expenses and other factors.

Trading in leveraged ETFs is relatively illiquid which means that they may be hard to purchase or sell at a fair price. In addition, leveraged ETFs are subject to the risk of a breakdown in the futures and options markets they use. Finally, leveraged ETFs are subject to the same risk as instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater because if the investment loses value, not only is that money lost, but the loan still needs to be repaid.


EXCHANGE TRADED NOTES (ETNS)


ETNs are senior, unsecured, unsubordinated debt securities issued by a financial institution, listed on an exchange and traded in the secondary market. They are designed to provide investors with a way to access the returns of market benchmarks. ETNs are not equities or index funds, but they do share several characteristics. For example, like equities, they trade on an exchange and can be shorted. Like an index fund they are linked to the return of a benchmark index.


HOLDING COMPANY DEPOSITARY RECEIPTS (HOLDRS)


HOLDRs are securities that represent ownership in the common stock or ADRs of specified companies in a particular industry, sector or group. Both ETFs and HOLDRs represent a diversified group of securities in a single investment that is highly transparent, liquid and tax efficient. Unlike ETFs, HOLDRs can only be bought and sold in 100-share increments. HOLDRs do not have creation units like ETFs, but investors may exchange 100 shares of a HOLDR for its underlying stocks at any time. Existing HOLDRs focus on narrow industry groups. Each initially owns 20 stocks, but they are unmanaged, and so can become more concentrated due to mergers, or the disparate performance of their holdings. HOLDR shareholders are subject to the same risks entailed in direct stock ownership. Because the value of HOLDRs is directly related to the value of the underlying securities, the Fund could lose a substantial part of its original investment in HOLDRs. HOLDRs are subject to market risk; underlying stock risk; sector risk; trading risk; lack of management. Investors in HOLDRs cannot expect to benefit from the involvement of an active portfolio manager who seeks out opportunities and avoids risk in a sector. The underlying stocks in HOLDRs were selected without regard for their value, price performance, volatility or investment merit. The composition of a HOLDR doesn't change after issue, except in special cases like corporate mergers, acquisitions or other specified "Reconstitution Events". As a result, stocks selected for those HOLDRs with a sector focus may not remain the largest and most liquid in their industry. They may even leave the industry altogether. If this happens, HOLDRs may not provide the same targeted exposure to the industry that was initially expected.


LOWER-RATED DEBT SECURITIES


The Fund or an Underlying Fund may hold or have exposure to high yield, high risk non-U.S. corporate instruments. Debt securities rated lower than BBB by S&P or Baa by Moody's are commonly referred to as "junk bonds." Lower rated debt securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated securities. These risks include the possibility of default on principal or interest payments and bankruptcy of the issuer. During periods of deteriorating economic or financial conditions, the ability of issuers of lower rated debt securities to service their debt, meet projected goals or obtain additional financing may be impaired. In addition, the market for lower rated debt securities has in the past been more volatile and less liquid than the market for higher rated debt securities. These risks could adversely affect the Fund or an Underlying Fund if they invest in these debts securities.

The widespread expansion of government, consumer and corporate debt within the economy has made the corporate sector, especially cyclically sensitive industries, more vulnerable to economic downturns or increased interest rates. Because lower-rated debt securities involve issuers with weaker credit fundamentals (such as debt-to-equity ratios, interest charge coverage, earnings history and the like), an economic downturn, or increases in interest rates, could severely disrupt the market for lower-rated debt securities and adversely affect the value of outstanding debt securities and the ability of the issuers to repay principal and interest.

Lower-rated debt securities possess speculative characteristics and are subject to greater market fluctuations and risk of lost income and principal than higher-rated debt securities for a variety of reasons. The markets for and prices of lower-rated debt securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. If the issuer of a debt security owned by the Fund or an Underlying Fund defaulted, the Fund or an Underlying Fund could incur additional expenses in seeking recovery with no guaranty of recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated debt securities and the Fund's or an Underlying Fund's NAV. Lower-rated debt securities also present risks based on payment expectations. For example, lower-rated debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund or an Underlying Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a lower-rated debt security's value will decrease in a rising interest rate market, as will the value of the Fund's or an Underlying Funds' assets.

In addition, to the extent that there is no established retail secondary market, there may be thin trading of lower-rated debt securities, and this may have an impact on the ability to both value accurately lower-rated debt securities and the Fund's or an Underlying Fund's assets, and to dispose of the debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower rated debt securities, especially in a thinly traded market.


LIQUIDITY MANAGEMENT PRACTICES


The Fund may periodically enter into Letter of Credit or Line of Credit arrangements with banks and other financial intermediaries for the specific purpose of providing liquidity to the Fund. As capital markets are not always liquid or efficiently priced, it may from time to time be necessary for the Fund to borrow money or put securities to banks or other financial intermediaries in order to meet shareholder liquidity demands. Letters of Credit are limited to 20% of the Fund's net assets as determined at the end of each calendar quarter, while Lines of Credit are limited to no more than 10% of the Fund's assets as determined at the end of each calendar quarter.

In the case of a Letter of Credit arrangement, for a fee paid by the Fund, a bank or other suitable financial intermediary would agree to assume ownership (irrevocably) of securities held in the portfolio for the amortized cost of those securities. The assumption behind such a put transaction is that the securities being put are subject to an unforeseen liquidity squeeze that would cure itself over some intermediate period of time, but not in a time necessary to meet shareholder redemption requests. Once eligible securities are put under a Letter of Credit arrangement, there is no recourse to the Fund, that the bank or financial intermediary would contractually be able to attest.

In the case of a Line of Credit arrangement the Fund enters into agreements with banks or other financial intermediaries to supply loan availability to the Fund, where the Fund pledges securities positions within the Fund as collateral. Typically, this arrangement is a temporary affair meant to meet redemption requests that temporarily exceed the cash equivalents available within the Fund. For example, the Fund processes redemption requests on a daily basis. As a general rule the Fund would not know the aggregate value of those redemption requests until after the close of trading on any given day. At that point it would be impossible for the Fund to sell securities for regular settlement the following day in order to meet the redemption requests that will need to be serviced on that following day. A Line of Credit arrangement would facilitate the satisfaction of these redemption requests.


MONEY MARKET INSTRUMENTS


For cash management purposes and/or if the Manager believes that market or economic conditions warrant a temporary defensive policy, the Fund may invest up to 50% of its net assets, exclusive of collateral that is segregated to meet the Fund's requirements under Section 18 of the 1940 Act, in obligations maturing in 13 months or less in U.S. Treasury Securities or securities issued by other agencies of the U. S. Government, its instrumentalities or sponsored enterprises ("U.S. Government Securities"). Some U.S. Government Securities such as Treasury bills, notes and bonds, as well as certain agency securities, such as the guaranteed portion of Small Business Administration 7(a) ("SBA") securities, are supported by the full faith and credit of the United States. Some agency securities are simply backed by the credit worthiness of the issuing U. S. Government agency such as Federal Farm Credit Discount Notes. Thus, no assurance can be given that the latter type of U.S. Government Securities will be supported by the U. S. Government, should the need arise.

U.S. Government Securities include securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, its agencies, authorities or instrumentalities. This includes loans made to foreign governments or their agencies or instrumentalities such as securities issued by the U.S. Agency for International Development ("USAID"). The secondary market for certain of these U.S. Government Securities is often extremely limited. Therefore, in the absence of a suitable secondary market, such U.S. Government Securities may be deemed to be illiquid. U.S. Government Securities are discussed in more detail below.


OPTIONS


The Fund and the Underlying Funds may purchase put and call options and write
(sell) "covered" put and "covered" call options. The Fund and the Underlying Funds may purchase and write options on stocks and stock indices. These options may be traded on national securities exchanges or in the OTC market. Options on a stock index are similar to options on stocks except that there is no transfer of a security and settlement is in cash. The Fund and the Underlying Funds may also purchase and write options on currencies. Currency options may be either listed on an exchange or traded OTC. Options on currencies are similar to options on stocks except that there is no transfer of a security and settlement is in cash. The Fund and the Underlying Funds may purchase and write options on securities. The Fund and the Underlying Funds may write covered put and call options to generate additional income through the receipt of premiums, may purchase put options in an effort to protect the value of securities in their portfolios against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities they intend to purchase.

A call option is a contract whereby a purchaser pays a premium in exchange for the right to buy the security on which the option is written at a specified price during the term of the option. The Fund will not enter into any such transactions unless it owns either (i) an offsetting ("covered") position in securities or other options or (ii) cash, U.S. Government securities or other liquid securities (such as readily available marketable obligations and money market instruments) with a value sufficient at all meet its potential obligations under the call option not covered as provided in (i) above. If the call is exercised, the Fund forgoes any gain from an increase in the market price of the underlying security over the exercise price.

The purchaser of a put option pays a premium and receives the right to sell the underlying security at a specified price during the term of the option. The writer of a put option receives a premium and in return, has the obligation, upon exercise of the option, to acquire the securities or currency underlying the option at the exercise price. A written put option is "covered" if the Fund deposits with Accessor Funds' custodian, cash, U.S. Government securities or other liquid assets with an aggregate value, measured on a daily basis, at least equal to the exercised price of the put option.

The Fund may purchase and write covered put and covered call options that are traded on United States or foreign securities exchanges or that are listed on the Nasdaq Stock Market. Currency options may be either listed on an exchange or traded OTC. Options on financial futures and stock indices are generally settled in cash as opposed to the underlying securities.

Listed options are third-party contracts (I.E., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are privately negotiated with the counterparty to such contract and are purchased from and sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Fund. OTC options differ from exchange-traded options in that OTC options are transacted with the counterparty directly and not through a clearing corporation (which guarantees performance). If the counterparty fails to take delivery of the securities underlying an option it has written, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. Consequently, the Fund must rely on the credit quality of the counterparty and there can be no assurance that a liquid secondary market will exist for any particular OTC options at any specific time. The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities subject to the 15% limitation described in "Illiquid Securities."

The Fund will not write covered put or covered call options on securities if the obligations underlying the put options and the securities underlying the call options written by the Fund exceed 25% of its net assets other than OTC options and assets used as cover for written OTC options. Furthermore, the Fund will not purchase or write put or call options on securities, stock index futures or financial futures if the aggregate premiums paid on all such options exceed 20% of the Fund's total net assets, subject to the foregoing limitations.

If the writer of an option wishes to terminate the obligation, he or she may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after he or she has been notified of the exercise of an option. Similarly, an investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. The Fund and the Underlying Funds will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund and the Underlying Funds will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option.

There is no guarantee that either a closing purchase or a closing sale transaction can be effected. To secure the obligation to deliver the underlying security in the case of a call option, the writer of the option is generally required to pledge for the benefit of the broker the underlying security or other assets in accordance with the rules of the relevant exchange or clearinghouse, such as The Options Clearing Corporation, an institution created to interpose itself between buyers and sellers of options in the United States. Technically, the clearinghouse assumes the other side of every purchase and sale transaction on an exchange and, by doing so, guarantees the transaction.


RISKS OF TRANSACTIONS IN OPTIONS


An option position may be closed out only on an exchange, board of trade or other trading facility that provides a secondary market for an option of the same series. Although the Fund and the Underlying Funds will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Fund and the Underlying Funds would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If the Fund or the Underlying Funds as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Reasons for the absence of a liquid secondary market on an exchange include the following:

      (i) there may be insufficient trading interest in certain options;
      (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;
      (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities;
      (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange;
      (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or
      (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. The Fund intends to purchase and sell only those options that are cleared by clearinghouses whose facilities are considered to be adequate to handle the volume of options transactions. The Fund will treat purchased OTC options and cover for written OTC options as illiquid unless the OTC option written by the Fund is sold to a dealer who agrees that the Fund may repurchase the option at a maximum price determined by a formula in the option agreement. The cover for that option will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.


PARTICIPATION NOTES (P-NOTES) AND P-NOTE RISK


P-Notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. The P-Notes in which the Fund may invest will typically have a maturity of one year. When purchasing a P-Note, the posting of margin is not required because the full cost of the P-Note )plus commission) is paid at the time of purchase. When the P-Note matures, the issuer will pay to, or receive from, the purchaser the difference between the minimal value of the underlying instrument at the time of purchase and that instrument's value at maturity. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies of foreign securities markets that they seek to replicate. In addition, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. The holder of a participation note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with an underlying security or instrument. However, the holder of a participation note does not receive voting rights as it would if it directly owned the underlying security or instrument. P-Notes are generally traded OTC. P-Notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them and the counterparty. There is also counterparty risk associated with these investments because the Fund is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security. P-Notes involve transaction costs.


REFLOW


The Fund may participate in ReFlow, a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the fund's net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net sales. In return for this service, the Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The costs to a Fund for participating in ReFlow are expected to be influenced by and comparable to the cost of other sources of liquidity, such as the Fund's short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. ReFlow will be prohibited from acquiring more than 3% of the outstanding voting securities of any Fund.

ReFlow Management Co., LLC, the entity which facilitates the day-to-day operations of ReFlow, is under common control with Forward Management, the investment advisor to the Funds. In light of this, the Board of Trustees has adopted certain procedures to govern the Funds' participation in ReFlow. Among other things, the procedures require that all decisions with respect to whether to participate in a particular auction or the terms bid in an auction will be made solely by the relevant portfolio management personnel of the Sub-Advisors or Forward Management. In addition, ReFlow Management may not provide any information to Forward Management or the Sub-Advisors with respect to the ReFlow auctions that differs in kind from that provided to any other participating funds in ReFlow. The Board of Trustees will receive quarterly reports regarding the Funds' usage of the program, and shall determine annually whether continued participation in the program is in the best interests of the Funds and their shareholders.


REPURCHASE AGREEMENTS


A repurchase agreement is an agreement under which the Fund purchases a fixed-income security, generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit, from a commercial bank, or broker or dealer, and simultaneously agrees to sell the security back to the original seller at an agreed upon price and date (normally, the next business day). The securities purchased by the Fund will have a total value in excess of the value of the repurchase agreement and will be held by State Street Bank & Trust Company, the Fund's custodian (the "Custodian"), either physically or in a book-entry system, until repurchased. Repurchase agreements will at all times be fully collateralized by U.S. Government Securities or other collateral, such as cash, in an amount at least equal to the repurchase price, including accrued interest earned on the underlying securities, and the securities held as collateral will be valued daily, and as the value of the securities declines, the Fund will require additional collateral. If the party agreeing to repurchase should default and if the value of the collateral securing the repurchase agreements declines below the repurchase price, the Fund may incur a loss. Repurchase agreements carry certain risks associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to the Fund if the counterparty to the repurchase agreement becomes bankrupt or otherwise fails to deliver securities. Repurchase agreements assist the Fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Fund will limit repurchase agreement transactions to counterparties who meet creditworthiness standards approved by the Board of Trustees, which include commercial banks having at least $1 billion in total assets and broker-dealers having a net worth of at least $5 million or total assets of at least $50 million. See "Illiquid Securities."


REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS


The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement has the characteristics of borrowing and is a transaction whereby the Fund sells and simultaneously agrees to repurchase a portfolio security to a bank or a broker-dealer in return for a percentage of the portfolio security's market value. The Fund retains the right to receive interest and principal payments. at the agreed upon future date, the fund repurchases the security by paying an agreed upon purchase price plus interest. the fund may also enter into dollar rolls in which the fund sells securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. during the roll period, the fund would forego principal and interest paid on the securities. the fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

At the time the Fund enters into reverse repurchase agreements or dollar rolls, the Fund will establish or maintain a segregated account with a custodian approved by the Board of Trustees, containing cash or liquid assets having an aggregate value, measured on a daily basis, at least equal in value to the repurchase price including any accrued interest. Reverse repurchase agreements and dollar rolls involve the risk that the market value of securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the counterparty to a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decisions.

Reverse repurchase agreements and dollar rolls are considered borrowings by the Fund for purposes of the percentage limitations applicable to borrowings.


RIGHTS AND WARRANTS


Warrants are instruments that give the holder the right to purchase the issuer's securities at a stated price during a stated term. Rights are short-term warrants issued to shareholders in conjunction with new stock issues. The prices of warrants do not necessarily move parallel to the prices of the underlying securities. Warrants involve a risk of loss if the market price of the underlying securities subject to the warrants never exceeds the exercise price of the warrants. See "Investment Restrictions" for a description of the Fund's abilities to invest in warrants and rights.


RULE 144A SECURITIES


The Fund and the Underlying Funds may purchase securities that are not registered under the 1933 Act, but that can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). In addition to an adequate trading market, the Board of Trustees will also consider factors such as trading activity, availability of reliable price information and other relevant information in determining whether a Rule 144A Security is liquid. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities. The Board of Trustees will carefully monitor any investments by the Fund in Rule 144A Securities.

Rule 144A securities may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and the Fund or the Underlying Funds may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the price realized from these sales could be less than those originally paid by the Fund or the Underlying Funds. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Rule 144A under the 1933 Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public by establishing a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers (as such term is defined under Rule 144A). Forward Management anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the Financial Industry Regulatory Authority ("FINRA"). An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by the Fund or Underlying Funds, however, could affect adversely the marketability of the Fund's or Underlying Funds' securities and, consequently, the Fund or the Underlying Funds might be unable to dispose of such securities promptly or at favorable prices. Forward Management will monitor the liquidity of such restricted securities under the supervision of the Board of Trustees.

Securities issued pursuant to Rule 144A are not deemed to be illiquid. Forward Management will monitor the liquidity of such restricted securities subject to the supervision of the Board of Trustees. In reaching liquidity decisions, Forward Management must first find that the security can be sold within seven days at approximately the same amount at which it is valued by the Fund and that there is reasonable assurance that the security will remain marketable throughout the period it is expected to be held by the Fund, taking into account the actual frequency of trades and quotations for the security (expected frequency in the case of initial offerings). Furthermore, the security will be considered liquid if the following criteria are met: (i) at least two dealers make a market in the security; (ii) there are at least three sources from which a price for the security is readily available; and (iii) settlement is made in a "regular way" for the type of security at issue.

SECURITIES LENDING


Consistent with applicable regulatory requirements, the Fund, pursuant to a securities lending agency agreement between the lending agent and the Fund, may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate the maximum allowable percentage under the applicable laws and regulations of the value of the Fund's net assets, currently 33-1/3%. Such loans must be callable at any time by the Fund and at all times be secured by cash, U.S. Government securities, irrevocable letters of credit or such other equivalent collateral that is at least equal to the market value, determined daily, of the loaned securities. The Fund will receive the collateral in an amount equal to at least 102% (in the case of domestic securities) or 105% (in the case of foreign securities) of the current market value of the loaned securities plus accrued interest. Cash collateral received by the Fund will be invested in any securities in which the Fund is authorized to invest. The advantage of such loans is that the Fund continues to receive interest and dividends on the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral that will be invested in short-term obligations.

A loan may be terminated by the borrower on one business day's notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by and under the general supervision of the Board of Trustees, as monitored by Forward Management and the lending agent. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would be borne by the Fund.

Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.


SHORT SALES AND SHORT SALES AGAINST-THE-BOX


A short sale is a transaction in which the Fund sells a security it does not own but borrows for purposes of delivery, in anticipation of a decline in the market value of that security. Short sales against-the-box are short sales of securities that the Fund owns or has the right to obtain (equivalent in kind and amount to the securities sold short). The Fund may make such sales or maintain a short position, provided that at all times when a short position is open, the Fund sets aside in a segregated custodial account while the short sales remains outstanding an equal amount of such securities or securities convertible or exchangeable for such securities without the payment of any further consideration for the securities sold short.


SPECIAL RISKS OF HEDGING AND INCOME ENHANCEMENT STRATEGIES


Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Manager's predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency and futures contracts and options on futures contracts include:

      (1) dependence on the Manager's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets;
      (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged;

      (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities;
      (4) the possible absence of a liquid secondary market for any particular instrument at any time;
      (5) the possible need to raise additional initial margin;
      (6) in the case of futures, the need to meet daily margin in cash; and
      (7) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences.


STRUCTURED NOTES


The Fund and the Underlying Funds may invest in structured notes, which are debt obligations that also contain an embedded derivative component with characteristics that adjust the obligation's risk/return profile. Generally, the performance of a structured note will track that of the underlying debt obligation and the derivative embedded within it. The Fund and the Underlying Funds have the right to receive periodic interest payments from the issuer of the structured notes at an agreed-upon interest rate and a return of the principal at the maturity date.

Structured notes are typically privately negotiated transactions between two or more parties. The Fund and the Underlying Funds bear the risk that the issuer of the structured note will default or become bankrupt. The Fund and the Underlying Funds bear the risk of the loss of its principal investment and periodic interest payments expected to be received for the duration of its investment in the structured notes.

In the case of structured notes on credit default swaps the Fund and the Underlying Funds are also subject to the credit risk of the corporate credits underlying the credit default swaps. If one of the underlying corporate credits defaults, the Fund and the Underlying Funds may receive the security that has defaulted, or alternatively a cash settlement may occur, and the Fund's and the Underlying Funds' principal investment in the structured note would be reduced by the corresponding face value of the defaulted security.

The market for structured notes may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for structured notes. In certain cases, a market price for a credit-linked security may not be available. The collateral for a structured note may be one or more credit default swaps, which are subject to additional risks. See "Credit Default Swaps" for a description of additional risks associated with credit default swaps. See "Swap Agreements" for additional tax risks associated with structured notes.


SWAP AGREEMENTS


The Fund and the Underlying Funds may enter into swap agreements, including, but not limited to, total return swaps, index swaps, interest rate swaps, and credit default swaps. The Fund and the Underlying Funds may utilize swap agreements in an attempt to gain exposure to the securities in a market without actually purchasing those securities, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount" (I.E., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index).

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap," interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor;" and interest rate dollars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements (but generally not credit default swaps) entered into by the Fund or the Underlying Funds calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's or the Underlying Funds' current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). Other swap agreements, such as credit default swaps, may require initial premium

(discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation.

The Fund's or the Underlying Funds' current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund or the Underlying Funds) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund's illiquid investment limitations. The Fund will not enter into any swap agreement unless the Manager believes that the other party to the transaction is creditworthy. The Fund and the Underlying Funds bear the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which the Fund or the Underlying Funds are selling credit protection, the default of a third party issuer.

The Fund and the Underlying Funds may enter into swap agreements to invest in a market without owning or taking physical custody of the underlying securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the Fund or the Underlying Funds the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund and the Underlying Funds will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund or the Underlying Funds on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund or the Underlying Funds on the notional amount.

Swap agreements typically are settled on a net basis (but generally not credit default swaps), which means that the two payment streams are netted out, with the Fund or the Underlying Funds receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Other swap agreements, such as credit default swaps, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. The Fund will earmark and reserve assets necessary to meet any accrued payment obligations when it is the buyer of a credit default swap.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that the Fund or the Underlying Funds are contractually obligated to make. If a swap counterparty defaults, the Fund's or the Underlying Funds' risk of loss consists of the net amount of payments that such Fund or the Underlying Funds are contractually entitled to receive, if any. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate NAV at least equal to such accrued excess will be maintained in a segregated account by the Fund's custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the Fund and its Manager believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments, which are traded in the over-the-counter market. The Manager, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

The use of swap agreements, including credit default swaps, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a counterparty's creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that the Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party. The Internal Revenue Service (IRS) has issued a revenue ruling, which holds that income derived from commodity-linked swaps is not qualifying income under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As such, the Fund's ability to utilize commodity-linked derivatives as part of its investment strategy is limited to a maximum of 10 percent of its gross income. However, in subsequent rulings, the IRS provides that income from alternative investment instruments (such as certain commodity index-linked notes) that create commodity exposure may be considered qualifying income under the Code.


CREDIT DEFAULT SWAPS


Another form of swap agreement is a credit default swap. A credit default swap enables the Fund or an Underlying Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities. Generally, the seller of credit protection against an issuer or basket of securities receives a periodic payment to compensate against potential default events. If a default event occurs, the seller must pay the buyer the full notional value of the reference obligation in exchange for the reference obligation. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the Fund or an Underlying Fund selling the credit protection.

In contrast, the buyer of a credit default swap would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the buyer of the credit protection would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund or an Underlying Fund purchasing the credit protection.

Credit default swaps could result in losses if the creditworthiness of an issuer or a basket of securities is not accurately evaluated.


TEMPORARY DEFENSIVE POLICIES


If, in the opinion of Forward Management, market or economic conditions warrant, the Fund may adopt a temporary defensive strategy.


U.S. GOVERNMENT SECURITIES


The Fund or an Underlying Fund may invest in U.S. Treasury securities that include Treasury Bills, Treasury Notes and Treasury Bonds that differ in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. In addition to U.S. Treasury securities, the Fund or an Underlying Fund may also invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("Government Sponsored Entities" or "GSEs"), including the Federal National Mortgage Association ("FNMA" or "Fannie Mae") and the Federal Home Loan Mortgage Corporation ("FHLMC" or Freddie Mac"). Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to such Government Sponsored Entities, no assurance can be given that it will always do so, since it is not so obligated by law. The Fund or an Underlying Fund may purchase U.S. Government obligations on a forward commitment basis.

Government Sponsored Entities are financing entities created by Congress to fund loans to certain groups of borrowers such as homeowners, farmers and students. GSEs are also sometimes referred to as federal agencies or federally sponsored agencies. All GSE debt is sponsored but not guaranteed by the federal government, whereas government agencies such as Government National Mortgage Association (Ginnie Mae) are divisions of the government whose securities are backed by the full faith and credit of the United States. Some carry the same full faith and credit guarantee that is a characteristic of a U.S. Treasury Note. An example of a security with this identical full faith and credit guarantee would be a pooled interest certificate of the SBA. Other debt issuers like the Federal Land Bank or Federal Farm Credit Bank carry an implicit guarantee in that there is no explicit obligation on the part of the U.S. Government to make good on obligations of these GSEs.

Secondly, some GSEs' income is exempt from state income tax for certain types of investors. For example, obligations of the Federal Land Bank are exempt from state and local taxation in many states, while issues of the Federal National Mortgage Association are not so tax exempt. Thirdly, under existing law, GSEs are exempt from registration requirements as promulgated by the SEC.

On September 6, 2008, the Federal Housing Finance Agency ("FHFA") placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, title, powers and privileges of FNMA and FHLMA and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC.

On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise's operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise's senior preferred stock and warrants to purchase 79.9% of each enterprise's common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backup. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. Both the liquidity backstop and the mortgage-backed securities purchase program are scheduled to expire in December 2009.

FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The liquidity backstop and the Senior Preferred Stock Purchase Agreement are both intended to enhance each of FNMA's and FHLMC's ability to meet its obligations.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the "Reform Act"), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA's appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA's or FHLMC's affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.

FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA's or FHLMC's assets available therefor.

In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.


VARIABLE AND FLOATING RATE SECURITIES


A floating rate security is one whose terms provide for the automatic adjustment of interest rate whenever a specified interest rate changes. A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates. The interest rate on floating rate securities is ordinarily tied to and is a percentage of the prime rate of a specified bank or some similar objective standard, such as the 90-day United States Treasury bill rate, and may change as often as twice daily. Generally, changes in interest rates on floating rate securities will reduce changes in the security's market value from the original purchase price, resulting in the potential for capital appreciation or capital depreciation being less than for fixed-income obligations with a fixed interest rate.

The Fund may purchase variable rate U.S. Government Securities that have a rate of interest subject to adjustment at regular intervals but no less frequently than annually. Variable rate U.S. Government Securities on which interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

The Fund may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. Variable amount demand master notes with demand periods of greater than seven days will be deemed to be liquid only if they are determined to be so in compliance with procedures approved by the Board of Trustees.

The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are collateralized by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a portfolio may invest in obligations that are not so rated only if its Manager determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. The Manager of the Fund will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations held by the Fund.


WHEN-ISSUED AND DELAYED DELIVERY SECURITIES


The Fund may purchase securities on a when-issued or delayed-delivery basis. In addition, securities may be purchased in transactions where, although the security is delivered and paid for by regular-way settlement, the delivery period established by the securities industry for that particular security results in the payment and delivery at a future date. By the time of its delivery, such a security may be valued at less than the purchase price. Although the time period for settlement may be beyond several days, the securities are delivered for settlement within the time frame that the securities industry has established for that type of security.

Securities purchased for payment and delivery at a future date are subject to market fluctuation, and no interest accrues to the Fund until delivery and payment take place. At the time the Fund makes the commitment to purchase such securities, it will record the transaction and thereafter reflect the value each day of such securities in determining its NAV. When such securities are purchased, the Fund must set aside funds in a segregated account to pay for the purchase, and until acquisition, the Fund will not earn any interest in the security. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities that are segregated and/or from available cash. If the Fund sells such a security before the security has been issued (or delivered), the Manager will instruct the Custodian to segregate assets to cover the security to satisfy the Fund's delivery obligations. The Fund may not enter into when-issued commitments exceeding in the aggregate 15% of the value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments.


ZERO-COUPON SECURITIES


The Fund may invest in zero-coupon securities with remaining maturities of less than 1 year. A zero-coupon security has no cash-coupon payments. Instead, the issuer sells the security at a substantial discount from its maturity value. The interest equivalent received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. Zero-coupon securities are more volatile than cash pay securities. The Fund accrues income on these securities prior to the receipt of cash payments. The Fund intends to distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, need to use its cash reserves to satisfy distribution requirements.

                   DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

In accordance with rules established by the SEC, the Fund sends Semi-Annual and Annual reports to shareholders that contain a complete list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, within 60 days of quarter-end. The Fund also discloses complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter-end. The Fund's complete portfolio holdings as reported in Annual and Semi-annual reports and on Form N-Q are available for viewing on the SEC website at www.sec.gov and may be reviewed and copied at the SEC's public reference room (information on the operation and terms of usage of the SEC public reference room is available at www.sec.gov/info/edgar/prrrules.htm or by calling 1-202-551-8090). The portfolio holdings of the Fund and other information concerning portfolio characteristics may be considered material, non-public information. The Board of Trustees has adopted policies with respect to the disclosure of the Fund's portfolio holdings. These policies apply to all officers, employees and agents of the Fund, including the Fund's investment advisor. Such policies and procedures regarding the disclosure of portfolio securities are designed to prevent the misuse of material, non-public information about the Fund. It is the policy of the Fund not to separately disclose to any person the current portfolio holdings of the Fund. No person who is covered by this policy may disclose the current portfolio holdings to any person, except as provided below.

Pursuant to this policy, for the legitimate business purposes stated below, the Fund's general policy of preventing selective disclosure of portfolio holdings will not apply in the following instances: (1) where the person to whom the disclosure is made owes a fiduciary or other duty of trust or confidence to the Fund; (2) where the person to whom the disclosure is made has expressly agreed in writing to maintain the disclosed information in confidence and such disclosure is made to such person in advancement of a valid business purpose of the Fund; (3) where disclosure is made to an entity whose primary business is the issuance of credit ratings, provided that the information is disclosed solely for the purpose of developing a credit rating and the entity's ratings are publicly available; or (4) as may be required by federal and/or securities laws or other regulatory bodies or entities. When portfolio holdings are disclosed for these legitimate business purposes, the Fund requires that the party receiving the information enter into a confidentiality agreement, which prohibits the disclosure of the portfolio holdings information to any other party and prohibits any trading or other misuse of such information. Prior to the disclosure of the Fund's portfolio holdings for the legitimate business purposes as set forth above, the Fund's Chief Compliance Officer ("CCO") will review such request and make a determination that it is in the best interest of the Fund to disclose such information. In the event that such disclosure of information produces a conflict of interest, then the CCO will make a determination as to whether such conflict can be resolved or whether the disclosure cannot be made as a result of such conflict of interest.

Under its policies, the Fund does not disclose its portfolio holdings in exchange for compensation.

The Fund does have on-going arrangements with certain specified persons or entities for the disclosure of the Fund's portfolio holdings. The Fund provides top ten portfolio holdings in certain marketing materials and on www.accessor.com at the end of each month. The Fund provides monthly portfolio holdings to reporting services such as Morningstar. On a quarterly basis, the Manager is asked to formally review and reconcile the holdings with the fund accounting agent and custodian. Both the custodian and fund accounting agent have daily access to the portfolio holdings of the Fund. The independent registered public accounting firm receives the Fund's portfolio holdings on at least a quarterly basis. The custodian provides information on corporate actions and may have access to the portfolio holdings of the Fund. The Fund does not have any on-going arrangements to provide portfolio holdings with any other persons.

As of June 30, 2008, the following entities would have received portfolio holdings information as specified:


FIRM                                   PURPOSE                          TIMING        LAG TIME*
------------------------------------   ------------------------------   -----------   ---------
SEI Investments Global Fund Services   Fund Accounting Agent            Daily         None

Deloitte & Touche LLP                  Public accounting firm           Semi-Annual   One Month

Brown Brothers Harriman & Co.          Custodian                        Daily         None

Morningstar                            Reporting Service                Monthly       one month

Lipper                                 Reporting Service                Monthly       one month

Forward Management                     Portfolio Manager                Daily         None


* REPRESENTS THE LENGTH OF TIME BETWEEN THE DATE OF THE INFORMATION AND THE DATE ON WHICH THE INFORMATION IS DISCLOSED.

The Board of Trustees has authorized the Fund's CCO or its designee to authorize the release of the Fund's current portfolio holdings, as necessary, in conformity with the foregoing principles and to monitor for compliance with the policies. Whenever any person covered by these policies receives a request for information relating to the Fund's current portfolio holdings, such request must be made directly to the CCO or its designee who will make the determination whether the disclosure will be made in that instance. The Fund's CCO reports quarterly to the Board of Trustees if a disclosure of the Fund's current portfolio holdings was made outside of the requirements of this policy. The CCO or its designee will maintain and preserve in an easily accessible place a copy of this policy, and for a period of not less than six years, any written records completed in accordance with this policy.

The foregoing portfolio holdings disclosure policies are designed to provide useful information concerning the Fund to existing and prospective Fund shareholders while at the same time inhibiting the improper use of portfolio holdings information in trading Fund shares and/or portfolio securities held by the Fund. However, there can be no assurance that the provision of any portfolio holdings information is not susceptible to inappropriate uses (such as the development of "market timing" models), particularly in the hands of highly sophisticated investors, or that it will not in fact be used in such ways beyond the control of the Fund.

                             MANAGEMENT OF THE FUNDS

BOARD OF TRUSTEES

The Trust's Board of Trustees oversees the management and business of the Fund. The Trustees are elected by shareholders of the Trust, or, in certain circumstances, may be appointed by the other Trustees. There are currently four Trustees, three of whom are not "interested persons" of the Trust as that term is defined in the 1940 Act. The Trustees and Officers of the Trust, along with their affiliations over the last five years, are set forth below.

INDEPENDENT TRUSTEES:


                                                                                             NUMBER OF
                                   TERM OF                                                   FUNDS IN
                                  OFFICE AND                                                   FUND                OTHER
                POSITION(S)       LENGTH OF                                                   COMPLEX          DIRECTORSHIPS
NAME, ADDRESS,   HELD WITH           TIME              PRINCIPAL OCCUPATION(S) DURING       OVERSEEN BY           HELD BY
AND AGE*         THE TRUST         SERVED**                   PAST FIVE YEARS                 TRUSTEE            TRUSTEE***
--------------  -----------  -------------------  ----------------------------------------  -----------  ---------------------------
Haig G.         Chairman     Since 1998+          Owner of Haig G. Mardikian Enterprises,        32      None
Mardikian                                         a real estate investment business (1971
Age: 60                                           to present); General Partner of M&B
                                                  Development, a real estate investment
                                                  business (1982 to present); General
                                                  Partner of George M. Mardikian
                                                  Enterprises, a real estate investment
                                                  business (1983 to 2002); President and
                                                  Director of Adiuvana-Invest, Inc., a
                                                  real estate investment business (1983
                                                  to present); Vice Chairman and Trustee
                                                  of the William Saroyan Foundation (1992
                                                  to present) and President (2007 to
                                                  present); Mr. Mardikian served as
                                                  Managing Director of the United
                                                  Broadcasting Company, radio
                                                  broadcasting (1983 to 2001) and
                                                  Chairman and Director of SIFE Trust
                                                  Fund (1978 to 2002). Trustee of the
                                                  International House of UC Berkeley
                                                  (2001 to present); Director of Near
                                                  East Foundation (2005 to present);
                                                  President of Foundation of City College
                                                  San Francisco (2006 - present);
                                                  Director of the Downtown Association of
                                                  San Francisco (1982 to 2006); Director
                                                  of the Market Street Association (1982
                                                  to 2006); Trustee of Trinity College
                                                  (1998 to 2006); Trustee of the Herbert
                                                  Hoover Presidential Library (1997 to
                                                  present); Trustee of the Herbert Hoover
                                                  Foundation (2002 to present); Board of
                                                  Overseers of Hoover Institution (2006 -
                                                  present); Trustee of the Advisor
                                                  California Civil Liberties Public
                                                  Education Fund (1997 to 2006).

Donald          Trustee      Since 2000+          Financial Consultant (1997 to present);        32      Trustee of the Advisors
O'Connor                                          Retired Vice President of Operations,                  Series Trust (15) (1997 to
Age: 72                                           Investment Company Institute ("ICI"), a                present).
                                                  mutual fund trade association (1969 to
                                                  1993); Executive Vice President and
                                                  Chief Operating Officer, ICI Mutual
                                                  Insurance Company, an insurance company
                                                  (1987 to 1997); Chief, Branch of Market
                                                  Surveillance, Securities and Exchange
                                                  Commission (1964 to 1969).

DeWitt F.       Trustee,     Since 2006           Principal, Pension Investment                  32      Trustee, Brandes
Bowman          Audit        (Director of         Consulting, a consulting company (1994                 Institutional
Age: 78         Committee    Forward Funds, Inc.  to present); Treasurer of Edgewood                     International Fund (May
                Chairman     since 2000)+         Center for Children and Families, a                    1995 to present);
                                                  non-profit care center (1994 to 2004);                 Director, RREEF America
                                                  Director, Episcopal Diocese of                         III REIT (December 2002 to
                                                  California, a non-profit religious                     Present); Trustee, Sycuan
                                                  organization (1964 to present); Director               Funds (September 2003 to
                                                  RREEF America Fund, a real estate                      present); Trustee, Brandes
                                                  investment trust (1994 to 2006); Trustee               Sep Man Acct Reserve Trust
                                                  of the Pacific Gas and Electric Nuclear                (February 2005 to present);
                                                  Decommissioning Trust Fund, a nuclear                  PCG Private Equity Fund
                                                  decommissioning trust (1994 to present);               (March 1994 to present).
                                                  Trustee, PCG Private Equity Fund, a
                                                  private equity fund of funds (1998 to
                                                  present).


INTERESTED TRUSTEE:


                                                                                             NUMBER OF
                                   TERM OF                                                   FUNDS IN
                                  OFFICE AND                                                   FUND                OTHER
                POSITION(S)       LENGTH OF                                                   COMPLEX          DIRECTORSHIPS
NAME, ADDRESS,   HELD WITH           TIME              PRINCIPAL OCCUPATION(S) DURING       OVERSEEN BY           HELD BY
AND AGE*         THE TRUST         SERVED**                   PAST FIVE YEARS                 TRUSTEE            TRUSTEE***
--------------  -----------  -------------------  ----------------------------------------  -----------  ---------------------------
J. Alan Reid,   President,   Since 2001+          Chief Executive Officer of Forward             32      Director, FOLIOfn, Inc.
Jr.****         Trustee                           Management, LLC, an investment advisor                 (2002 to present).
Age: 45                                           (2001 to present); Chief Executive
                                                  Officer and Director, ReFlow Management
                                                  Co., LLC, an investment services company
                                                  (2001 to present); President and
                                                  Director, ReFlow Fund, an investment
                                                  services company (2001 to present);
                                                  Senior Vice President, Director of
                                                  Business Delivery, Morgan Stanley
                                                  Online, a financial services company
                                                  (1999 to 2001); Executive Vice President
                                                  and Treasurer, Webster Investment
                                                  Management Co., LLC (1998 to 1999); Vice
                                                  President, Regional Director, Investment
                                                  Consulting Services, Morgan Stanley,
                                                  Dean Witter, Discover & Co., a financial
                                                  services company (1992 to 1998); Board
                                                  of Trustees of Centerpoint, a public
                                                  health and welfare organization (1997 to
                                                  present).

----------
* EACH TRUSTEE MAY BE CONTACTED BY WRITING TO THE TRUSTEE, C/O FORWARD MANAGEMENT, LLC, 433 CALIFORNIA STREET, 11TH FLOOR, SAN FRANCISCO, CA 94104.

**    EACH TRUSTEE WILL HOLD OFFICE FOR AN INDEFINITE TERM UNTIL THE EARLIEST OF
      (I) THE NEXT MEETING OF SHAREHOLDERS, IF ANY, CALLED FOR THE PURPOSE OF CONSIDERING THE ELECTION OR RE-ELECTION OF SUCH TRUSTEE AND UNTIL THE ELECTION AND QUALIFICATION OF HIS SUCCESSOR, IF ANY, ELECTED AT SUCH MEETING; OR (II) THE DATE A TRUSTEE RESIGNS OR RETIRES, OR A TRUSTEE IS REMOVED BY THE BOARD OF TRUSTEES OR SHAREHOLDERS, IN ACCORDANCE WITH THE TRUST'S DECLARATION OF TRUST.

*** THIS COLUMN INCLUDES ONLY DIRECTORSHIPS OF COMPANIES REQUIRED TO REPORT TO THE SEC UNDER THE SECURITIES EXCHANGE ACT OF 1934 (I.E., PUBLIC COMPANIES) OR OTHER INVESTMENT COMPANIES REGISTERED UNDER THE 1940 ACT. THE PARENTHETICAL NUMBER REPRESENTS THE NUMBER OF PORTFOLIOS WITHIN A FUND OR FUND COMPLEX.

**** MR. REID IS CONSIDERED AN INTERESTED TRUSTEE BECAUSE HE ACTS AS CHIEF EXECUTIVE OFFICER OF FORWARD MANAGEMENT, LLC, THE FUNDS' INVESTMENT ADVISOR, AND HOLDS OTHER POSITIONS WITH AN AFFILIATE OF THE TRUST.

+ EACH TRUSTEE, OTHER THAN MR. BOWMAN, HAS SERVED AS TRUSTEE TO THE TRUST SINCE MAY 1, 2005. HOWEVER, BEGINNING ON THE DATE INDICATED IN THE CHART, EACH TRUSTEE SERVED AS A DIRECTOR FOR THE NINE SERIES OF FORWARD FUNDS, INC., WHICH WERE REORGANIZED AS SERIES OF THE TRUST EFFECTIVE JULY 1, 2005. MR. BOWMAN WAS APPOINTED AS TRUSTEE EFFECTIVE JANUARY 1, 2006, AND SERVED AS A DIRECTOR FOR THE NINE SERIES OF FORWARD FUNDS, INC. SINCE 2000.

OFFICERS:

                             POSITION(S)      TERM OF OFFICE
NAME,                         HELD WITH       AND LENGTH OF
ADDRESS, AND AGE*             THE TRUST       TIME SERVED**       PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-----------------------   -----------------   --------------   ---------------------------------------------------
Barbara H. Tolle          Treasurer           Since 2006       Director of Fund Accounting and Operations, Forward
433 California Street                                          Management (since 2006); Vice President and
11th Floor                                                     Director, Fund Accounting and Administration, PFPC
San Francisco, CA 94104                                        Inc. (1999-2006).
Age: 58

Mary Curran               Secretary           Since 2004**     Chief Legal Officer, Forward Management (since
433 California Street                                          2002); Chief Legal Officer, ReFlow Management Co.,
11th Floor                                                     LLC (since 2002); General Counsel, Morgan Stanley
San Francisco, CA 94104                                        Online (1997-2002).
Age: 61

Judith M. Rosenberg       Chief Compliance    Since 2006       Chief Compliance Officer, Forward Management (since
433 California Street     Officer and Chief                    2005); First Vice President and Senior Attorney,
11th Floor                Legal Officer                        Morgan Stanley (1984-2005).
San Francisco, CA 94104
Age: 60

----------
* EACH OFFICER SHALL HOLD OFFICE AT THE PLEASURE OF THE BOARD OF TRUSTEES UNTIL THE NEXT ANNUAL MEETING OF THE TRUST OR UNTIL HIS OR HER SUCCESSOR IS DULY ELECTED AND QUALIFIED, OR UNTIL HE OR SHE DIES, RESIGNS, IS REMOVED OR BECOMES DISQUALIFIED.

** MS. CURRAN HAS SERVED AS AN OFFICER OF THE TRUST SINCE MAY 1, 2005. HOWEVER, BEGINNING ON THE DATE INDICATED IN THE CHART, MS. CURRAN SERVED AS AN OFFICER FOR THE NINE SERIES OF FORWARD FUNDS, INC., WHICH WERE REORGANIZED AS SERIES OF THE TRUST EFFECTIVE JULY 1, 2005.

The Board of Trustees has established two standing committees in connection with their governance of the Funds: Audit and Nominating Committees. The Audit Committee consists of three members: Messrs. Bowman, Mardikian, and O'Connor. The functions performed by the Audit Committee include, among other things, considering the matters pertaining to the Trust's financial records and internal accounting controls and acting as the principal liaison between the Board of Trustees and the Trust's independent registered public accounting firm. During the fiscal year ended December 31, 2007, the Audit Committee convened four times.

The Nominating Committee consists of three members: Messrs. Bowman, Mardikian, and O'Connor. The function performed by the Nominating Committee is to select and nominate candidates to serve as non-interested Trustees (including considering written nominations from shareholders delivered to the Trust at its address on the cover of this SAI), and approve officers and committee members. During the fiscal year ended December 31, 2007, the Nominating Committee convened two times.

The following table sets forth information regarding the ownership of the Fund by each of the Trustees, and information regarding the aggregate ownership by each Trustee of the Forward Funds.

                       Information As Of December 31, 2007

INDEPENDENT TRUSTEES

                                               AGGREGATE DOLLAR RANGE OF
                                          EQUITY SECURITIES IN ALL REGISTERED
                      DOLLAR RANGE OF       INVESTMENT COMPANIES OVERSEEN BY
                     EQUITY SECURITIES      TRUSTEE IN FAMILY OF INVESTMENT
NAME OF TRUSTEE        IN THE FUNDS*                   COMPANIES*
-----------------    -----------------    -----------------------------------
Haig G. Mardikian            A                             D
Donald O'Connor              A                             E
DeWitt F. Bowman             A                             D

INTERESTED TRUSTEE:

                                               AGGREGATE DOLLAR RANGE OF
                                          EQUITY SECURITIES IN ALL REGISTERED
                       DOLLAR RANGE OF       INVESTMENT COMPANIES OVERSEEN BY
                    EQUITY SECURITIES IN     TRUSTEE IN FAMILY OF INVESTMENT
NAME OF TRUSTEE          THE FUNDS*                     COMPANIES*
-----------------   --------------------   -----------------------------------
J. Alan Reid, Jr.             A                             E

----------
*     Key to Dollar Ranges
A     None
B     $1-$10,000
C     $10,001 - $50,000
D     $50,001 - $100,000
E     Over $100,000

As of December 31, 2007, no Trustee who is not an interested person of the Trust owned any securities of the Funds' Investment Advisor, the Distributor, or their affiliates.

                              TRUSTEE COMPENSATION


The Trust pays each independent Trustee a retainer fee in the amount of $25,000 per year, $10,000 each for attendance in person at a regular meeting ($5,000 for attendance via telephone at a regular meeting). The Funds also pay each independent Trustee $3,000 for attendance in person at each special meeting or committee meeting that is not held in conjunction with a regular meeting, $2,250 for attendance at a special telephonic meeting, and $1,000 per day for participation in Trust-related meetings not held in conjunction with a meeting. The Chairman of the Board of Trustees and the Chairman of the Audit Committee each receive a special retainer fee in the amount of $10,000 per year. The interested Trustee does not receive any compensation by the Funds. Officers of the Trust and Trustees who are affiliated persons of the Funds, their investment advisor or sub-advisors do not receive any compensation from the Trust or any other funds managed by the Funds' investment advisor or sub-advisors. As discussed below in "Investment Advisory and Other Services - Fund Expenses," the Trust has agreed to compensate the Investment Advisor for, among other expenses, providing an officer or employee of the Investment Advisor to serve as Chief Compliance Officer for the Funds, and may compensate the Investment Advisor for the time of other officers or employees of the Investment Advisor who serve in other compliance capacities for the Funds.


                      COMPENSATION RECEIVED FROM FUNDS (1)


                                                       PENSION OR
                                                       RETIREMENT      ESTIMATED       TOTAL
                                                        BENEFITS        ANNUAL     COMPENSATION
                                        AGGREGATE      ACCRUED AS      BENEFITS     FROM TRUST
                                      COMPENSATION   PART OF FUNDS'      UPON        AND FUND
NAME AND POSITION                      FROM TRUST      EXPENSES       RETIREMENT    COMPLEX(2)
-----------------------------------   ------------   --------------   ----------   ------------
J. Alan Reid, Jr. Trustee* ........           None             None         None           None
Haig G. Mardikian, Trustee ........   $     60,500   $            0   $        0   $     60,500
Donald O'Connor, Trustee ..........   $     43,500   $            0   $        0   $     43,500
DeWitt F. Bowman, Trustee .........   $     60,500   $            0   $        0   $     60,500


----------
*     INTERESTED

(1)   ESTIMATED FOR THE FUND'S FIRST FULL FISCAL YEAR.


(2) THE FUND COMPLEX CONSISTS OF THE TRUST, WHICH CURRENTLY CONSISTS OF THIRTY-TWO SERIES.

TRUSTEE AND OFFICER INDEMNIFICATION

The Declaration of Trust provides that the Trust will indemnify the Trustees and may indemnify its officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Trust that they have acted in bad faith, with reckless disregard of their duties, willful misconduct or gross negligence. The Trust, at its expense, may provide liability insurance for the benefit of its Trustees and its officers.

                                 CODES OF ETHICS

The Trust, Forward Management, and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act that establishes standards by which certain covered persons of the respective entities must abide relating to personal securities trading conduct. Under the Codes of Ethics, covered persons (who include, among others, trustees and officers of the Trust and employees of the Trust, Forward Management, and the Distributor), are generally prohibited from engaging in personal securities transactions with certain exceptions as set forth in the Code of Ethics. The Codes of Ethics also contains provisions relating to the reporting of any personal securities transactions, and requires that covered persons shall place the interests of shareholders of Accessor Funds before their own. Each Code of Ethics is on public file with, and is available from, the SEC.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of December 30, 2008, no person owned of record or beneficially 25% or greater of the Fund's outstanding equity securities or 5% or greater of any class of the Fund's outstanding shares.

As of December 30, 2008, none of the Trustees and officers of the Trust, as a group, beneficially owned more than 1% of the shares of the Fund.


                     INVESTMENT ADVISORY AND OTHER SERVICES

SERVICE PROVIDERS

The Fund's day-to-day operations are performed by separate business organizations under contract to the Trust. The principal service providers are:


Manager                                    Forward Management, LLC

Transfer Agent, Registrar and Dividend
Disbursing Agent                           ALPS Fund Services, Inc.

Custodian                                  Brown Brothers Harriman & Co.

Administrator and Fund Accounting Agent    SEI Investments Global Funds Services

Distributor                                SEI Investments Distribution Company

Legal Counsel                              Dechert LLP

Independent Registered Public Accounting
Firm                                       Deloitte & Touche LLP

MANAGER AND INVESTMENT ADVISOR


Forward Management serves as the investment advisor to each of the Accessor Funds. Forward Management has the authority to manage the Funds in accordance with the investment objective, policies and restrictions of the Funds and subject to general supervision of the Trust's Board of Trustees. Forward Management Forward Management directly manages the assets of the Frontier Markets Fund. Forward Management also provides each of the Accessor Funds with ongoing management supervision and policy direction.

Forward Management is a registered investment advisor under the Investment Advisers Act of 1940. Forward Management is located at 433 California Street, 11th Floor, San Francisco, California 94104. The ReFlow Forward Family Holding Company, LLC ("ReFlow Forward Family Holding Company") holds approximately 90% of Forward Management's ownership interest, with the balance held by employees. Gordon P. Getty is the Manager of the ReFlow Forward Family Holding Company, which was organized as a Delaware limited liability company on December 20, 2006.

Under the terms of the investment advisory contract between the Trust and the Investment Advisor (the "Investment Management Agreement"), the Investment Advisor provides a program of continuous investment management for the Funds with regard to the Funds' investment of their assets in accordance with the Funds' investment objectives, policies and limitations. In providing investment management services to each Fund, the Investment Advisor will: (a) make investment decisions for the Funds, including, but not limited to, the selection and management of investment sub-advisors ("Money Managers") for the Funds, in which case any of the duties of the Investment Advisor under the Investment Management Agreement may be delegated to such Money Managers subject to approval by the Board of Trustees; (b) if Money Managers are appointed with respect to the Funds, monitor and evaluate the performance of the Money Managers under their respective sub-advisory agreements in light of the investment objectives and policies of the respective Fund, and render to the Trustees such periodic and special reports related to such performance monitoring as the Trustees may reasonably request, and analyze and recommend changes in Money Managers as the Investment Advisor may deem appropriate; (c) place orders to purchase and sell investments in the Funds; (d) furnish to the Funds the services of its employees and agents in the management and conduct of the corporate business and affairs of the Funds; (e) if requested, and subject to certain reimbursement provisions of the Investment Management Agreement with respect to the Chief Compliance Officer of the Trust, provide the services of its officers as officers or administrative executives of the Funds of the Trust who are "interested persons" of the Trust or its affiliates, as that term is defined in the 1940 Act, subject in each case to their individual consent to serve and to applicable legal limitations; and (f) provide office space, secretarial and clerical services and wire and telephone services (not including toll charges, which will be reimbursed by the Funds), and monitor and review Fund contracted services and expenditures pursuant to the distribution and service plans of the Funds. Under the Investment Management Agreement, the Investment Advisor is also authorized to enter into brokerage transactions, including with brokers affiliated with the Investment Advisor, with respect to each Fund's portfolio securities, always subject to best execution. The Investment Management Agreement authorizes each Fund to use soft dollars to obtain research reports and services and to use directed brokerage on behalf of the Fund, however the Investment Advisor reviews such transactions on a quarterly basis. The Investment Advisor may also aggregate sales and purchase orders of securities held in a Fund with similar orders being made simultaneously for other accounts managed by the Investment Advisor or with accounts of the Investment Advisor's affiliates, if in the Investment Advisor's reasonable judgment such aggregation shall result in an overall economic benefit to the respective Fund.

Forward Management has managed the Accessor Funds since September 1, 2008. Forward Management currently invests all of the assets of the U.S. Government Money Fund, the Accessor Strategic Alternatives Fund and the Accessor Allocation Funds and has delegated the authority to manage each other Fund to Money Managers.

A discussion regarding the basis for the Board of Trustees' approval of the Investment Management Agreement for the Accessor Funds will be available in Accessor Funds' semi-annual report for the period ended June 30, 2009.


HIRING SUB-ADVISORS WITHOUT SHAREHOLDER APPROVAL


The Fund currently does not employ a sub-advisor but, may do so in the future. Forward Management and Forward Funds have received an exemptive order from the SEC that permits Forward Management, subject to the approval of the Board of Trustees, to hire and terminate non-affiliated sub-advisors or to materially amend existing sub-advisory agreements with non-affiliated sub-advisors for the Funds without shareholder approval. Pursuant to such exemptive relief, shareholders of the affected Fund will be notified of the hiring of a sub-advisor or sub-advisor changes within 90 days after the effective date of such change.


FORWARD MANAGEMENT'S FEES


The Fund pays to Forward Management an investment advisory fee, which is computed daily and paid monthly, at the annual rate of 0.85% based on the average daily net assets of the Fund.

Forward Management may, from time to time, waive all or part of its management fee, if it deems it to be in the best interest of the Fund and its shareholders.

The Fund has not opened for investment operations. Therefore Forward Management has not received any fees under a management agreement with the Fund for the period ending December 31, 2007.

                            FUND'S PORTFOLIO MANAGERS


OTHER ACCOUNTS MANAGED


The portfolio managers primarily responsible for the management of the Fund are Nathan J. Rowader, Director of Investments, Jim O'Donnell, CFA, President of Forward Asset Management and Chief Administrative Officer of Forward Management, Paul Herber, CFA, Investment Officer, and Justin H. Roberge, Investment Analyst. The following table shows, as of November 30, 2008, for each portfolio manager, the number of accounts managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

NATHAN J. ROWADER


                                                                    NUMBER OF   TOTAL ASSETS
                                                                     ACCOUNTS   OF ACCOUNTS
                                                                     PAYING A     PAYING A
                                      NUMBER OF      TOTAL ASSETS  PERFORMANCE  PERFORMANCE
                                  ACCOUNTS MANAGED    OF ACCOUNTS      FEE          FEE
--------------------------------  ----------------  -------------  -----------  ------------
Registered Investment Companies          8          $1.58 billion       0             0
Other Pooled Investment Vehicles         0                0             0             0
Other Accounts                           0                0             0             0


JIM O'DONNELL


                                                                    NUMBER OF   TOTAL ASSETS
                                                                     ACCOUNTS   OF ACCOUNTS
                                                                     PAYING A     PAYING A
                                      NUMBER OF      TOTAL ASSETS  PERFORMANCE  PERFORMANCE
                                  ACCOUNTS MANAGED    OF ACCOUNTS      FEE          FEE
--------------------------------  ----------------  -------------  -----------  ------------
Registered Investment Companies          9          $1.59 billion       0             0
Other Pooled Investment Vehicles         0                0             0             0
Other Accounts                           2          $1.2 million        0             0

PAUL HERBER


                                                                    NUMBER OF   TOTAL ASSETS
                                                                     ACCOUNTS   OF ACCOUNTS
                                                                     PAYING A     PAYING A
                                      NUMBER OF      TOTAL ASSETS  PERFORMANCE  PERFORMANCE
                                  ACCOUNTS MANAGED    OF ACCOUNTS      FEE          FEE
--------------------------------  ----------------  -------------  -----------  ------------
Registered Investment Companies          8          $1.58 billion       0             0
Other Pooled Investment Vehicles         0                0             0             0
Other Accounts                           0                0             0             0


JUSTIN H. ROBERGE


                                                                    NUMBER OF   TOTAL ASSETS
                                                                     ACCOUNTS   OF ACCOUNTS
                                                                     PAYING A     PAYING A
                                      NUMBER OF      TOTAL ASSETS  PERFORMANCE  PERFORMANCE
                                  ACCOUNTS MANAGED    OF ACCOUNTS      FEE          FEE
--------------------------------  ----------------  -------------  -----------  ------------
Registered Investment Companies          8          $1.58 billion       0             0
Other Pooled Investment Vehicles         0                0             0             0
Other Accounts                           0                0             0             0

POSSIBLE CONFLICTS OF INTEREST


Potential conflicts of interest may arise because Forward Management engages in portfolio management activities for other clients. Forward Management has adopted a portfolio security aggregation and allocation policy, which is designed to provide reasonable assurance that buy and sell opportunities are allocated fairly among clients. When practicable, buy and sell trades are aggregated and subsequently allocated based on the size of the target position of that security for each client account and the portion of that target position represented by the share quantity included in the aggregated trade. The prices of securities allocated are at the average share price for all transactions in that security for a given aggregated trade order, with all transaction costs shared on a pro rata basis.


COMPENSATION

Mr. O'Donnell's compensation consists of a fixed salary and long-term and short-term management incentive programs that are based, in part, on the profitability of Forward Management. To the extent the success of the Fund affects the profitability of Forward Management, it indirectly affects Mr. O'Donnell's compensation.

The compensation of Messrs. Rowader, Herber and Roberge includes a fixed salary and a discretionary bonus that is based, in part, on the profitability of Forward Management. To the extent the success of the Fund affects the profitability of Forward Management, it indirectly affects their compensation.

OWNERSHIP OF SECURITIES

As of December 30, 2008, none of the portfolio managers of the Fund beneficially owned equity securities in the Fund.


TRANSFER AGENT, REGISTRAR AND DIVIDEND DISBURSING AGENT


Pursuant to an Amended and Restated Transfer Agency and Services Agreement dated as of November 7, 2008 and effective as of December 1, 2008, ALPS Fund Services, Inc. ("Transfer Agent"), whose principal business address is 1290 Broadway, Suite 1100, Denver, CO 80203, acts as the Fund's transfer agent, registrar and dividend disbursing agent. The Transfer Agent is paid by the Fund an annual fee based on the average net assets of the Fund plus specified transaction costs for certain services, and is reimbursed by the Fund for certain out-of-pocket expenses including postage, taxes, wires, stationery and telephone. The Transfer Agency and Services Agreement has an initial term of three years and automatically renews for successive one-year terms. Shareholder inquiries may be directed to the Transfer Agent at Accessor Funds, P.O. Box 1345, Denver, CO 80201.

In certain instances, other intermediaries may perform some or all of the transaction processing, recordkeeping or shareholder services that would otherwise be provided by the Transfer Agent. Forward Management or its affiliates may make payments out of their own assets, to intermediaries, including those that sell shares of the Fund, for transaction processing, recordkeeping or shareholder services.

For example, shares in the Fund's may be owed by certain intermediaries for the benefit of their customers. Because the Transfer Agent often does not maintain Fund accounts for shareholders in those instances, some or all of the recordkeeping services for these accounts may be performed by intermediaries. In addition, retirement plans may hold Fund shares in the name of the plan, rather than the name of the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Fund may, at the discretion of a retirement plan's named fiduciary or administrator, be paid for provided services that would otherwise have been performed by the Transfer Agent. Payments may also be made to plan trustees to defray plan expenses or otherwise for the benefit of plan participants and beneficiaries. For certain types of tax-exempt plans, payments may be made to a plan custodian or other entity which holds plan assets. Payments may also be made to offset charges for certain services such as plan participant communications, provided by Forward Management or an affiliate or by an unaffiliated third party.

CUSTODIAN


Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109. ("BBH" or the "Custodian") is the Fund's Custodian. The Custodian has no part in determining the investment policies of the Fund or which securities are to be bought or sold by the Fund. Under a custody agreement with the Fund, the Custodian holds the Fund's securities and keeps all necessary accounts and records. The Custodian is paid by the Fund an annual fee and also is reimbursed by the Fund for certain out-of-pocket expenses including postage, taxes, wires, stationery and telephone.


ADMINISTRATOR AND FUND ACCOUNTING AGENT


SEI Investments Global Funds Services ("Administrator") provides basic recordkeeping required by the Fund for regulatory and financial reporting purposes. The Administrator is paid by the Fund an annual fee based on the average net assets of the Fund plus specified transaction costs for these services, and is reimbursed by the Fund for certain out-of-pocket expenses including postage, taxes, wires, stationery and telephone.


DISTRIBUTOR


SEI Investments Distribution Company ("Distributor") serves as distributor for the Fund, pursuant to an agreement with the Trust (the "Distribution Agreement"). Under the Distribution Agreement, the Distributor conducts a continuous offering and is not obligated to sell a specific number of shares. The Distributor bears the cost of making information about the Fund available through advertising and other means and the cost of printing and mailing Prospectuses to persons other than shareholders. The Fund pays the cost of registering and qualifying its shares under state and federal securities laws and the distribution of Prospectuses to existing shareholders.


The Distributor is compensated under the Distribution Agreement.

The Distribution Agreement for the Fund may be terminated at any time upon 60 days' written notice without payment of any penalty by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund. The Distribution Agreement will automatically terminate in the event of its assignment.

The Distribution Agreement will continue in effect until two years from its effective date, and shall automatically continue for successive one year periods, provided that such continuance is specifically approved (i) by a vote of the Board of Trustees or (ii) by a vote of a majority of the outstanding securities of the Fund; provided that, in any event, such continuance shall be approved by the vote of a majority of the Independent Trustees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Deloitte & Touche LLP, 111 S. Wacker Drive, Chicago, Illinois 60606 serves as the Fund's independent registered public accounting firm and in that capacity audits the Fund's annual financial statements.

LEGAL COUNSEL


Legal matters for the Trust are handled by Dechert LLP, 4675 MacArthur Court, Suite 1400, Newport Beach, CA 92660.

FUND EXPENSES


The Fund pays all of its expenses other than those expressly assumed by Forward Management. The Fund's expenses include: (a) expenses of all audits and other services by independent public accountants; (b) expenses of the Transfer Agent;
(c) expenses of the Custodian, Administrator and Fund Accounting Agent; (d) expenses of obtaining quotations for calculating the value of the Fund's assets;
(e) expenses of obtaining Fund activity reports and analyses for the Fund; (f) expenses of maintaining the Fund's tax records; (g) salaries and other compensation of any of the Fund's executive officers and employees, if any, who are not officers, directors, shareholders or employees of Forward Management or any of its affiliates; (h) taxes levied against the Fund; (i) brokerage fees and commissions in connection with the purchase and sale of portfolio securities for the Fund; (j) costs, including the interest expense, of borrowing money; (k) costs and/or fees incident to meetings of the Fund, the preparation and mailings of Prospectuses and reports of the Fund to their shareholders, the filing of reports with regulatory bodies, the maintenance of Accessor Funds' existence, and the registration of shares with federal


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and state securities authorities; (l) legal fees, including the legal fees related to the registration and continued qualification of the Fund' shares for sale; (m) costs of printing stock certificates representing shares of the Fund;
(n) Trustees' fees and expenses of Trustees who are not officers, employees or shareholders of Forward Management or any of its affiliates; (o) the fidelity bond required by Section 17(g) of the 1940 Act, and other insurance premiums;
(p) association membership dues; (q) organizational expenses; and (r) extraordinary expenses as may arise, including expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Trust to indemnify its Trustees, officers, employees and agents with respect thereto. The Fund is also responsible for paying a management fee to Forward Management. Certain expenses attributable to the Fund are charged to the Fund, and other expenses are allocated among all of the Accessor Funds affected based upon their relative net assets.


In addition, as noted above, the Trust has agreed to pay Forward Management a fee in the amount of $23,000 per annum as compensation for providing an officer or employee of Forward Management to serve as Chief Compliance Officer for the series of the Trust known as the Accessor Funds (each such series bearing its pro rata share of the fee), plus the cost of reasonable expenses related to the performance of the Chief Compliance Officer's duties, including travel expenses, and may compensate Forward Management for the time of other officers or employees of Forward Management who serve in other compliance capacities for the Fund.


SHAREHOLDER DISTRIBUTION AND SHAREHOLDER SERVICE PLANS

The Fund has adopted service and distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to A Class, and with respect to Investor Class shares of the Fund (each a "Distribution Plan" and collectively the "Distribution Plans"). The purpose of the Distribution Plans is to permit the Fund to compensate the Distributor, banks, brokers, dealers, administrators and other financial intermediaries for services provided and expenses incurred in promoting the sale of shares of the Fund or maintaining or improving services provided to A Class or Investor Class shareholders. By promoting the sale of shares and maintaining or improving services to shareholders, the Distribution Plans should help provide a continuous cash flow, affording the Investment Advisor the ability to purchase and redeem securities without forcing the Investment Advisor to make unwanted sales of existing portfolio securities. The Fund will reimburse the Distributor at an annual rate up to 0.35%, payable monthly, of the average daily net assets attributable to the A Class shares of the Fund. Expenses acceptable for reimbursement of distribution expenses under the Distribution Plan for the A Class shares of the Fund include but are not limited to compensation of broker-dealers or other persons for providing assistance in distribution and for promotion of the sale of the shares of the Fund, the printing of Prospectuses and reports used for sales purposes, expenses of preparing and distributing sales literature and related expenses, advertisements, and other distribution-related expenses, including a pro-rated portion of the Distributor's expenses attributable to A Class shares related to implementing and operating the Distribution Plan. Fees under the Distribution Plans may also be used to pay for or compensate others for the provision of services to existing shareholders. The Investment Advisor is responsible for paying the Distributor for any unreimbursed distribution expenses.

Expenses acceptable for reimbursement of shareholder servicing fees under the Distribution Plan for the A Class shares of the Fund include compensation of broker-dealers or other persons others for, among other things, furnishing personal services and maintaining shareholder accounts, which services include, among other things, assisting in establishing and maintaining customer accounts and records; assisting with purchase and redemption requests; arranging for bank wires; monitoring dividend payments from the Fund on behalf of customers; forwarding certain shareholder communications from the Fund to customers; receiving and answering correspondence; and aiding in maintaining the investment of their respective customers in the Class.

Under the Distribution Plan for the Investor Class shares of the Fund, the Fund pays the fees to the Distributor on a monthly basis at an annual rate not to exceed 0.25% of each Fund's average net assets attributable to Investor Class shares. Expenses acceptable for payment under the Distribution Plan include but are not limited to compensation of broker-dealers or other persons for providing assistance in distribution and for promotion of the sale of the Investor Class shares of the Fund, the printing of Prospectuses and reports used for sales purposes, expenses of preparing and distributing sales literature and related expenses, advertisements, and other distribution-related expenses, including a pro-rated portion of the Distributor's expenses attributable to the Investor Class shares related to implementing and operating the Distribution Plan, providing information periodically to existing shareholders, forwarding communications from the Trust to shareholders, responding to inquiries from shareholders regarding their investment in the Funds, other services qualifying under applicable rules of the Financial Industry Regulatory Authority, Inc., administrative services such as transfer agent and sub-transfer agent services for shareholders, aggregating and processing purchase and redemption orders for Fund shares, preparing statements for shareholders, processing dividend payments, providing sub-accounting services, receiving, tabulating and transmitting proxies executed by shareholders, and other personal services in connection with shareholder accounts. The Fund's Investment Advisor is responsible for paying the Distributor for any unreimbursed distribution expenses.

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

Because the fees under the Distribution Plans are paid out of the Fund's assets attributable to the A Class shares and Investor Class shares on an ongoing basis, over time these fees will increase the cost of your investment in A Class or Investor Class shares and may cost you more than paying other types of sales charges.

Administration of the Distribution Plans is governed by Rule 12b-1 under the 1940 Act, which includes requirements that the Board of Trustees receive and review, at least quarterly, reports concerning the nature and qualification of services and expenses that are paid for or reimbursed. Continuance of each Distribution Plan is subject to annual approval by a vote of the Board of Trustees, including a majority of the Trustees who are not interested persons of the Funds and who have no direct or indirect interest in the Distribution Plan or related arrangements (these Trustees are known as "Independent Trustees"), cast in person at a meeting called for that purpose. All material amendments to the Distribution Plan must be likewise approved by separate votes of the Trustees and the Independent Trustees. A Distribution Plan may not be amended in order to increase materially the costs which the Fund bears for distribution pursuant to the Distribution Plan without also being approved by a majority of the outstanding voting securities of a Fund. Any agreement pursuant to a Distribution Plan terminates automatically in the event of its assignment, and a Distribution Plan and any agreement pursuant to a Distribution Plan may be terminated without penalty, at any time, by a vote of the majority of (i) the outstanding voting securities of the relevant Class, or (ii) the Independent Trustees.

For purposes of paying for record-keeping and administrative services under the Distribution Plans, the Distributor and financial intermediaries normally calculate payment on the basis of an average running balance over a quarter. For administrative reasons, the Distributor may enter into agreements with certain financial intermediaries providing for a different method of calculating "average net asset value" during the quarter.

The Distributor may suspend or modify any of the Distribution Plans at any time. Payments are subject to the continuation of the Distribution Plans described above and the terms of service agreements between dealers and the Distributor.

The Fund participates from time to time in joint distribution activities with other Forward Funds. Fees paid under a Distribution Plan may be used to finance the distribution of one or more of the Forward Funds, and the expenses will be allocated on the relative net asset size of each of the Forward Funds.

SHAREHOLDER SERVICES PLAN

The Fund also has a shareholder services plan, which is separate from the Distribution Plan described above, currently in effect with respect to the A Class, Investor Class and Institutional Class shares of the Fund (the "Shareholder Services Plan"). The Trust intends to operate the Shareholder Services Plan in accordance with its terms. Under the Shareholder Services Plan, the Fund is authorized to pay to banks, brokers, dealers, administrators and other financial intermediaries or third party service providers a payment each month in connection with services provided to shareholders. Payments under the Shareholder Services Plan are calculated daily and paid monthly at an annual rate not to exceed 0.20% of the average daily net assets of the Fund attributable to Class A shares, 0.15% of the average daily net assets of the Fund attributable to Investor Class shares and 0.05% of the average daily net assets of the Fund attributable to Institutional Class shares.

Under the Shareholder Services Plan, ongoing payments may be made to participating organizations for services including, but not limited to, providing information periodically to existing shareholders, forwarding communications from the Trust to shareholders, responding to inquiries from shareholders regarding their investment in the Funds, other services qualifying under applicable rules of the Financial Industry Regulatory Authority, Inc., administrative services such as transfer agent and sub-transfer agent services for shareholders, aggregating and processing purchase and redemption orders for Fund shares, preparing statements for shareholders, processing dividend payments, providing sub-accounting services, receiving, tabulating and transmitting proxies executed by shareholders, and other personal services provided in connection with shareholder accounts. Because fees under the Shareholder Services Plan are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

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

In the event the Shareholder Services Plan is terminated with respect to a Fund or Class of shares thereof in accordance with its terms, the obligations of the Fund to make payments pursuant to the Shareholder Services Plan with respect to the applicable Class of shares will cease and the Fund will not be required to make any payments for expenses incurred after the date the Shareholder Services Plan terminates. Payments may be made under the Shareholder Services Plan without regard to actual shareholder servicing expenses incurred by a recipient.

The Shareholder Services Plan has been approved by the Trust's Board of Trustees, including by the Independent Trustees. The Shareholder Services Plan must be renewed annually by the Board of Trustees, including a majority of the Independent Trustees, by a vote cast in person at a meeting called for that purpose. The Shareholder Services Plan may be terminated as to a particular Class of shares at any time, without any penalty, by such Trustees on 60 days' written notice.

Any change in the Shareholder Services Plan of the Fund that would amend the Shareholder Services Plan or materially increase the expenses paid by the Fund requires approval by the Board of Trustees of the Fund, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements related to it, by a vote cast in-person.

Amounts paid under the Shareholder Services Plan are reported to the Board of Trustees at least quarterly, and the Board of Trustees is furnished with such other information as may reasonably be requested in connection with the payments made under the Shareholder Services Plan in order to enable the Board of Trustees to make an informed determination of whether the Shareholder Services Plan should be continued.

For purposes of paying for record-keeping and administrative services under the Shareholder Services Plan, the Distributor and financial intermediaries normally calculate payment on the basis of an average running balance of the net assets attributable to each class over a quarter. For administrative reasons, the Distributor may enter into agreements with certain financial intermediaries providing for a different method of calculating "average net asset value" during the quarter.

Shares are offered directly from the Fund and may be offered through Service Organizations that may impose additional or different conditions on the purchase or redemption of Fund shares and may charge transaction or account fees. The Trust, on behalf of the Fund, pays no compensation to Service Organizations and receives none of the fees or transaction charges. Forward Management may enter into separate arrangements with some Service Organizations to provide administrative, accounting and/or other services with respect to shares of the Fund and for which Forward Management will compensate the Service Organizations from its revenue.

ADDITIONAL PAYMENTS TO INTERMEDIARIES

Forward Management, or its affiliates may make additional payments, out of its own assets to certain intermediaries or their affiliates based on sales or assets attributable to the intermediary, or such other criteria agreed to by Forward Management in connection with the sale or distribution of the other Accessor Funds. The intermediaries to which payments may be made are determined by Forward Management. Additional payments to intermediaries, which are sometimes referred to as "revenue sharing," may represent a premium over payments made by other fund families, and investment professionals may have an added incentive to sell or recommend the Fund or a share class over others offered by competing fund families.

CUSTODY FEE OFFSET AGREEMENT

The Manager has entered into a Custody Fee Offset Agreement ("Agreement") with BBH, the Funds' custodian, for the benefit of the Funds. Pursuant to the Agreement, the Advisor may allocate brokerage transactions to BBH, and BBH will offset the commissions paid by a Fund for electronic orders against the custody-related fees for that Fund in a predetermined ratio. A Fund may benefit from the commission offset because credits generated will be used to offset the Fund's custody expenses.

As discussed above, in placing orders for portfolio transactions for a Fund, the Advisor are generally required to give primary consideration to obtaining the most favorable price and execution available. Accordingly, the Manager will execute transactions through BBH under the Agreement only if the Manager believes the Fund can obtain best

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

execution. If the Manager does not believe the Fund can obtain best execution from BBH, there is no obligation to execute transactions through BBH. The Agreement is not intended to promote the distribution of Fund shares.

                                    VALUATION

The net asset value per share ("NAV") of each class of the Fund is calculated at the close of regular trading on each business day on which shares are offered or orders to redeem may be tendered (normally 4:00 p.m. Eastern Time). A business day is one on which the New York Stock Exchange, the Custodian and Forward Management are open for business. Non-business days for 2008 will be New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The public offering price of the Fund's Shares is its NAV, plus any applicable sales charges, next computed after the sale. A Class Shares may be subject to a contingent deferred sales charge ("CDSC"), as described in the Fund's Prospectus. A Class Shares are generally subject to a front-end sales load as described in the Fund's Prospectus.

Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Prices are generally obtained using market quotations as provided by a pricing service. Most equity securities for which the primary market is the United States are valued at last sale price or, if no sale has occurred, at the closing bid price on the primary exchange on which the security is traded. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used.

Fixed-Income securities and other assets for which market quotations are readily available (other than obligations with remaining maturities of 60 days or less) may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, Fixed-Income securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix that incorporates both dealer-supplied valuations and electronic data processing techniques. Short-term debt securities maturing in 60 days or less are valued using amortized cost, which approximates market value.

OTC equity securities, options and futures contracts are generally valued on the basis of the closing bid price, or, if believed to more accurately reflect the fair market value, the mean between the bid and asked prices. OTC equity securities traded on the NASDAQ National Market and the NASDAQ SmallCap Markets are based on the NASDAQ Official Closing Price or, if believed to more accurately reflect the fair market value, the mean between the bid and the ask prices or, if there is no Official Price on that day, at the last sales price. All other OTC equity securities, options and futures contracts are generally valued on the basis of the closing bid price or, if believed to more accurately reflect the fair market value, the mean between the bid and the asked prices.

The Fund's portfolio securities trade primarily on foreign exchanges which may trade on Saturdays and on days that the Fund does not offer or redeem shares. The trading of portfolio securities on foreign exchanges on such days may significantly increase or decrease the NAV of the Fund's shares when the shareholder is not able to purchase or redeem Fund shares.

An investment for which market quotations are not readily available is valued at its fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. A discussion regarding the circumstances under which the Fund will use fair value pricing and the effects of using fair value pricing is included in the Fund's Prospectus. Each Fund's liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that classes distribution and/or servicing fees and any other expenses specially allocated to that class are then deducted from the classes proportionate interest in the Fund's assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the class's NAV.

Under certain circumstances, the NAV of the A Class shares, Advisor Class shares and Investor Class shares of the Fund may be lower than the NAV of the Institutional Class shares as a result of the daily expense accruals of the service and/or distribution fees applicable to the A Class shares, Advisor Class shares and Investor Class shares.

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                            FUND TRANSACTION POLICIES

Generally, securities are purchased for the Fund for investment income and/or capital appreciation and not for short-term trading profits. However, the Fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable to its Manager.

If the Fund should hire a Money Manager and subsequently make a change to that Money Manager, it may result in a significant number of portfolio sales and purchases as the new Money Manager restructures the former Money Manager's portfolio.


FUND TURNOVER RATE


The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the Fund during the year. For purposes of determining the rate, all short-term securities are excluded.

The Fund has no restrictions on portfolio turnover. The Fund will purchase or sell securities to accommodate purchases and sales of the Fund's shares. A high turnover rate may increase transaction costs and result in higher capital gain distributions by the fund. Trading may result in realization of net short-term capital gains that would not otherwise be realized. Shareholders are taxed on such gains when distributed from the Fund at ordinary income tax rates. See "Tax Information."


PORTFOLIO TURNOVER


While it is not the policy of the Fund to purchase securities with a view to short-term profits, the Fund will dispose of securities without regard to the time they have been held if such action seems advisable. The portfolio turnover rate of the Fund may exceed 100%.


BROKERAGE ALLOCATIONS


The following is a description of the policy of the Fund with respect to brokerage allocation and brokerage commissions. Transactions on United States stock exchanges involve the payment of negotiated brokerage commissions; on non-United States exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in the over-the-counter markets, including most debt securities and money market instruments, but the price includes a "commission" in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.

Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by the Manager. The Management Agreement provides, in substance and subject to specific directions from the Board of Trustees and officers of Forward Management, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best net price and execution for the Fund. Securities will ordinarily be purchased from the markets where they are primarily traded, and the Manager will consider all factors it deems relevant in assessing the best net price and execution for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

In addition, the Management Agreement authorizes Forward Management to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) in selecting brokers to execute a particular transaction and in evaluating the best net price and execution, provided to the Fund. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, monetary and fiscal policy, portfolio strategy, and the performance of accounts; and (C) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). Forward Management may select a broker or dealer (including affiliates of the Distributor) that has provided research products or services of economic benefit to Accessor Funds. In certain instances, Forward Management may receive from brokers or dealers products or services that are used both as investment research and for administrative, marketing, or other non-research purposes. In such instances, Forward Management will make a good faith effort to determine the relative proportions of such products or services that may be considered as investment research. The portion of the costs of such products or services attributable to research usage may be defrayed by Forward Management through brokerage commissions generated by transactions of the Fund, while the portions of the costs attributable to non-research usage of such products or services is paid by Forward Management in cash. In making good faith allocations between administrative benefits and research and brokerage services, a conflict of interest may exist by reason of Forward Management allocation of the costs of such benefits and services between those that primarily benefit Forward Management and those that primarily benefit Accessor Funds.

As a general matter, the Fund does not intend to pay commissions to brokers who provide such brokerage and research services for executing a portfolio transaction, which are in excess of the amount of commissions another broker would charge for effecting the same transaction. Nevertheless, occasional transactions may fall under these circumstances. Forward Management must determine in good faith that the commission was reasonable in relation to the value of the brokerage and research services provided in terms of that particular transaction or in terms of all the accounts over which Forward Management exercises investment discretion.

In addition, if requested by Accessor Funds, Forward Management, when exercising investment discretion may enter into transactions giving rise to brokerage commissions with brokers who provide brokerage, research or other services to Accessor Funds or Forward Management so long as Forward Management believes in good faith that the broker can be expected to obtain the best price on a particular transaction and Accessor Funds determines that the commission cost is reasonable in relation to the total quality and reliability of the brokerage and research services made available to Accessor Funds, or to Forward Management for the benefit of Accessor Funds for which it exercises investment discretion, notwithstanding that another account may be a beneficiary of such service or that another broker may be willing to charge the Fund a lower commission on the particular transaction. Subject to the "best execution" obligation described above, Forward Management may also, if requested by the Fund, direct all or a portion of the Fund's transactions to brokers who pay a portion of the Fund's expenses.

Forward Management does not expect the Fund ordinarily to effect a significant portion of the Fund's total brokerage business with brokers affiliated with the Distributor. However, if the Fund were to hire a Money Manager, that Money Manager may effect portfolio transactions for the Fund with a broker affiliated with the Money Manager, subject to the above considerations regarding obtaining the best net price and execution. Any transactions will comply with Rule 17e-1 under the 1940 Act.


BROKERAGE COMMISSIONS


The Board of Trustees will review, at least annually, the allocation of orders among brokers and the commissions paid by the Fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to the Fund. Certain services received by the Manager attributable to a particular transaction may benefit one or more other accounts for which investment discretion is exercised by the Manager, or the Fund other than that for which the particular portfolio transaction was effected. The fees of the Manager are not reduced by reason of their receipt of such brokerage and research services.

                                 TAX INFORMATION

The following is only a summary of certain additional federal tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectus. No attempt is made to present a detailed explanation of the federal, state, local, or foreign tax treatment of the Fund or its shareholders and the discussion here and in the Fund's Prospectus is not intended as a substitute for careful tax planning.

This discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

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

                          TAXATION OF THE FUND--GENERAL

The Fund, which is treated as a separate entity for federal income tax purposes, has elected to be, and intends to remain qualified for treatment as a regulated investment company ("RIC") under Subchapter M of the Code. That treatment generally relieves the Fund, but not its shareholders, from paying federal income tax on amounts distributed to shareholders.

To qualify for treatment as a RIC, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income ("Distribution Requirement") and must meet several additional requirements. For the Fund, these requirements include the following: (1) at least 90% of the Fund's gross income each taxable year must be derived from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (ii) net income derived from an interest in a "qualified publicly traded partnership" as defined in the Code ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer, in two or more issuers that the Fund controls and that are engaged in similar trades or businesses, or in the securities of one or more "qualified publicly traded partnerships."

As described above, gains from the sale or disposition of foreign currencies and other income (including, but not limited to, gains from options, futures or forward contracts) derived from investing in stock, securities, or foreign currencies generally are included as qualifying income in applying the 90% test. It should be noted, however, that for purposes of the 90% test, the Secretary of the Treasury is authorized to issue regulations that would exclude from qualifying income foreign currency gains which are not directly related to the RIC's principal business of investing in stock or securities (or options and futures with respect to stock or securities). No regulations have been issued pursuant to this authorization. It is possible, however, that such regulations may be issued in the future.

If the Fund fails to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends to the extent of the Fund's earnings and profits. Under these circumstances, corporate shareholders may be eligible for the "dividends received deduction" in respect of those dividends, and non-corporate shareholders may be subject to federal income taxation at reduced rates to the extent those dividends constitute "qualified dividend income". In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year the sum of at least 98% of its ordinary income for that year and at least 98% of its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. For this and other purposes, dividends declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the dividends are paid during the following January. The Fund intends to make sufficient distributions to avoid the Excise Tax.

OPTIONS, FUTURES AND FORWARD CONTRACTS, AND SWAP AGREEMENTS

Some of the options, futures contracts, forward contracts, and swap agreements used by the Fund may be "section 1256 contracts." Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40") although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the Excise Tax, on certain other dates as prescribed under the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss. Generally, the hedging transactions and certain other transactions in options, futures and forward contracts undertaken by the Fund, may result in "straddles" for U.S. federal income tax purposes. In some cases, the straddle rules also could apply in connection with swap agreements. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, and swap agreements to the Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by the Fund that is taxed as ordinary income when distributed to shareholders.

The Fund may make one or more of the elections available under the Code that are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions. Rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Fund intends to account for such transactions in a manner they deem to be appropriate, the IRS might not accept such treatment. If it did not, the status of the Fund as a RIC might be affected. The Fund intends to monitor developments in this area.

Certain requirements that must be met under the Code in order for the Fund to qualify as a RIC, including the qualifying income and diversification requirements applicable to the Fund's assets may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts, forward contracts, and swap agreements. In addition, the use of swaps or other derivatives could adversely affect the character (capital gain vs. ordinary income) of the income recognized by the Fund for federal income tax purposes, as well as the amount and timing of such recognition, as compared to a direct investment in underlying securities, and could result in the Fund's recognition of income prior to the receipt of any corresponding cash. As a result of the use of swaps and derivatives, a larger portion of the Fund's distributions may be treated as ordinary income than would have been the case if the Fund did not enter into such swaps or derivatives. The tax treatment of swap agreements and other derivatives may also be affected by future Treasury Regulations and/or guidance issued by the IRS that could affect the character and/or amount of the Fund's taxable income or gains.

SHORT SALES

The Fund may make short sales of securities. Short sales may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders. Short sales also may be subject to the "Constructive Sales" rules, discussed below.

CONSTRUCTIVE SALES

Certain rules may affect the timing and character of gain if the Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code.

BACKUP WITHHOLDING

The Fund may be required to withhold U.S. federal income tax from all taxable distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The withholding percentage is currently 28% until 2011 when the percentage will revert to 31% unless amended by Congress. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

TAXATION OF U.S. SHAREHOLDERS

Shareholders of the Fund normally will have to pay federal income taxes on the dividends and other distributions they receive from the Fund. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are paid in cash or reinvested in additional shares. Distributions of ordinary dividends to the Fund's noncorporate shareholders may be treated as "qualified dividend income," which is taxed at reduced rates, to the extent such distributions are derived from, and designated by the Fund as, "qualified dividend income." If more than 95% of the Fund's gross income, calculated without taking into account long-term capital gains, represents "qualified dividend income", the Fund may designate, and the Fund's noncorporate shareholders may then treat, all of those distributions as "qualified dividend income." "Qualified dividend income" generally is income derived from dividends from U.S. corporations or from "qualified foreign corporations" which are corporations that are either incorporated in a U.S. possession or eligible for benefits under certain U.S. tax treaties. Distributions from a foreign corporation that is not a "qualified foreign corporation" may nevertheless be treated as "qualified dividend income" if the applicable stock is readily tradable on an established U.S. securities market. "Passive foreign investment companies" are not "qualified foreign corporations." Distributions of net capital gains (I.E., the excess of net long-term capital gains over net short-term capital losses), whether paid in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares.

If Fund shares are sold or exchanged at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain included in income with respect to the shares (whether distributed or not). Any loss realized by a shareholder on a sale (redemption) or exchange of shares of the Fund will be disallowed to the extent the shareholder purchases other shares of the Fund within 30 days before or after the disposition.

A portion of the dividends from the Fund's investment company taxable income, whether paid in cash or reinvested in additional Fund shares, may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate ordinary income dividends the Fund receives from domestic corporations; capital gain distributions thus are not eligible for the deduction. Dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction may be subject to the federal alternative minimum tax and certain basis adjustments. Corporate shareholders should consult their tax advisors regarding other requirements applicable to the dividends-received deduction.

Any distribution paid shortly after a purchase of Fund shares by an investor will reduce the NAV of those shares by the distribution amount. While such a distribution is in effect a return of capital, it is nevertheless subject to federal income tax. Therefore, prior to purchasing shares of the Fund, an investor should carefully consider the impact of distributions that are expected to be or have been announced.

The Fund may invest in Eurodollar CDs issued by U.S. branches of foreign banks that are FDIC insured.

The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) at least 50% of the average fair market value of its assets consists of assets that produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its PRO RATA share of the QEF's annual ordinary earnings and net capital gain--which the Fund likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax--even if the Fund did not receive those earnings and gain from the QEF. As a result, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. In most instances it will be very difficult, if not impossible, to make a QEF election because of certain requirements thereof, and the Fund does not expect to make such an election.

The Fund may elect to "mark to market" its stock in any PFIC.

"Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over the Fund's adjusted basis therein as of the end of that year. This election may cause the applicable Fund to recognize income prior to the receipt of cash payments with respect to that stock. In order to distribute this income and avoid a tax on the applicable Fund, the applicable Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by the Fund for prior taxable years under the election. The Fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder. Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to where the Fund that did not invest in PFIC shares.

FOREIGN SECURITIES AND TRANSACTIONS

Gains or losses (1) from the disposition of foreign currencies, including forward contracts, (2) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and
(3) that are attributable to exchange rate fluctuations between the time the Fund accrues interest, dividends or other receivables, or accrues expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities generally are treated as ordinary income or ordinary loss. These gains, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain. If section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder's basis in his or her Fund shares.

FOREIGN SHAREHOLDERS

U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership ("foreign shareholder") depends on whether the income of the Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder.

INCOME NOT EFFECTIVELY CONNECTED

If the income from the Fund is not "effectively connected" with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate, except in the case of any excess inclusion income allocated to the shareholder), which tax is generally withheld from such distributions. Distributions that are designated by the Fund as "interest-related dividends" or "short-term capital gain dividends" are exempt from the 30% withholding rate. Interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person and satisfy certain other requirements. The exemption for interest-related dividends and short-term capital gains applies to dividends with respect to taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008, unless Congress extends such date.

Distributions of capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the foreign shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a foreign shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the foreign shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. See "Backup Withholding" above.

INCOME EFFECTIVELY CONNECTED

If the income from the Fund is "effectively connected" with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

STATE AND LOCAL TAXES

Depending on the extent of the Fund's activities in states and localities in which it office is maintained, in which its agents are located or in which it is otherwise deemed to be conducting business, it may be subject to the tax laws of those states or localities. Furthermore, the state and local income tax treatment of the Fund and its shareholders with respect to distributions by the Fund may differ from the federal income tax treatment thereof. Distributions to shareholders may be subject to other state and local taxes. Distributions derived from interest on U.S. Government securities (but not distributions of gain from the sale of such securities) may be exempt from state and local taxes. Many states grant tax-free status to dividends paid to you from interest earned on direct obligation of the U.S. Government, subject in some states to minimum investment requirements that must be met by the Fund. Investment in GNMA or Fannie Mae securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are generally different for corporate shareholders. Prospective investors are advised to consult with their own tax advisors regarding the state and local income and other tax treatment of an investment in the Fund.

Prospective investors are advised to consult with their own tax advisors regarding the state and local income and other tax treatment of an investment in the Fund.

The foregoing is only a summary of certain tax considerations generally affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisors with specific reference to their own tax situations.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

OTHER PURCHASE INFORMATION

For the A Class shares, the underwriter's commission (paid to the Distributor) is the sales charge shown in the Prospectus, less any applicable dealer concession. The dealer concession is paid to those firms selling shares as a member of the Fund's broker-dealer network. The dealer concession is the same for all dealers. The Distributor may from time to time allow broker-dealers selling shares of the Fund to retain 100% of the sales charge. In such cases, the broker-dealer may be deemed an "underwriter" under the 1933 Act.

The Investment Advisor, at its expense, may provide additional promotional incentives to financial intermediaries in connection with sales of the Funds. In some instances, such incentives may be made available only to financial intermediaries whose representatives have sold or are expected to sell significant amounts of such shares. Financial intermediaries may not use sales of the shares to qualify for the incentives to the extent such may be prohibited by the laws of any state in the United States.

REDUCED SALES CHARGES FOR A CLASS SHARES

A Class shares of the Funds may be purchased at a reduced sales charge as described below. Sales charges can be minimized in any of the following ways:

1. REACH "BREAK POINTS": Increase the initial A Class investment amount to reach a higher discount level, as described in the Prospectus.

2. RIGHT OF ACCUMULATION: An investor's purchase of additional A Class shares may qualify for a cumulative quantity discount by combining a current purchase with certain other A Class shares already owned to calculate the sales charge break point for the investor's next purchase ("Right of Accumulation"). The applicable shares charge is based on the total of:

      (i)   The investor's current purchase;

      (ii) The net asset value (valued at the close of business on the previous day) of (a) all A Class shares of the Fund held by the investor, and
            (b) all A Class shares of any other series fund of the Forward Funds which may be introduced and held by the investor; and

      (iii) The net asset value of all A Class shares owned by another shareholder eligible to combine their purchase with that of the investor into a single "purchase" (See "Combined Purchase Privilege" below).

3. SIGN A LETTER OF INTENT: Investors may purchase A Class shares of the Fund at a reduced sales charge by means of a written Letter of Intent (a "Letter"), which expresses the investor's intention to invest a minimum of $25,000 of A Class shares of any Forward Fund within a period of 13 months. Upon the Fund's receipt of the signed Letter, the shareholder will receive a discount equal to the dollar level specified in the Letter. If, however, the purchase level specified by the shareholder's Letter has not been reached at the conclusion of the 13-month period, each purchase will be deemed made at the sales charge appropriate for the actual purchase amount.

      Each purchase of shares under a Letter will be made at the public offering price applicable at the time of such purchase to a single transaction of the dollar amount indicated in such Letter. At the investor's option, a Letter may include purchases of shares made not more than ninety days prior to the date the investor signed the Letter; however, the 13-month period during which the Letter is in effect will then begin on the date of the earliest purchase to be included. Investors do not receive credit for shares purchased by the reinvestment of distributions. Investors qualifying for the Combined Purchase Privilege (see below) may purchase shares under a single Letter. The Letter is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter is 20% of such stated amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased. If the full amount indicated is not purchased, the escrow account will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends and distributions on shares held in escrow, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. The escrow will be released when the full amount indicated has been purchased.

      To the extent that an investor purchases more than the dollar amount indicated in the Letter and qualifies for a further reduction in the sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period, upon recovery from the investor's dealer of its portion of the sales charge adjustment.

      Once received from the dealer, the sales charge adjustment will be used to purchase additional shares of the Fund at the then-current offering price applicable to the actual amount of the aggregate purchases. No sales charge adjustment will be made until the investor's dealer returns any excess commissions previously received.

      Investors making initial purchases who wish to enter into a Letter may complete the appropriate section of the Subscription Application Form. Current shareholders may call the Funds at (800) 999-6809 to receive the appropriate form.

4. COMBINED PURCHASE PRIVILEGE: Investors may combine the following investor accounts into one "purchase" or "holding" to qualify for a reduced sales charge:

      (i) An individual or "company," as defined in Section 2(a)(8) of the 1940 Act (which includes corporations which are corporate affiliates of each other, but does not include those companies in existence less than six months or which have no purpose other than the purchase of shares of the Fund or other registered investment companies at a discount);

      (ii) An individual, his or her spouse and children under age 21, purchasing for his, her or their own account;

      (iii) A single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or

      (iv) A single purchase for the employee benefit plans of a single employer.

To qualify for the Combined Purchase Privilege or obtain the Right of Accumulation on a purchase through a broker-dealer, when each such purchase is made the investor or dealer must provide the Distributor with sufficient information to verify that the purchase qualifies for the privilege or discount, such as account numbers or tax identification numbers for Forward Funds accounts eligible for aggregation. The investor must identify and provide information to Forward Funds or the investor's financial intermediary, as applicable, regarding shares of Forward Funds held in all of the investor's accounts (E.G., IRA, non-retirement, 529 plan, etc.) and the accounts of immediate family members (including siblings and parents-in-law) at Forward Funds or any other financial intermediary. Stated differently, the investor must identify to his or her registered representative the complete universe of eligible shareholder accounts in order to receive the maximum break point discount possible.

The Fund is currently making a continuous offering of its shares. The Fund receives the entire NAV of shares sold. The Fund will accept unconditional orders for shares to be executed at the public offering price based on the NAV per share next determined after the order is placed. Shares of the Fund may be purchased directly from the Fund with no sales charge or commission.

Intermediaries may be required to register as a dealer pursuant to certain states' securities laws and may charge the investor a reasonable service fee, no part of which will be paid to the Fund. Shares of the Fund will be sold at the NAV next determined after an order is received and accepted, provided that payment has been received by 12:00 p.m. Eastern Time on the following business day. NAV is determined as set forth above under "Valuation." In the case of orders for purchase of shares placed through dealers, the public offering price will be based on the NAV determined on the day the order is placed, but only if the dealer receives the order before the close of regular trading on the NYSE. If the dealer receives the order after the close of trading the NYSE, the price will be based on the NAV next determined. If funds for the purchase of shares are sent directly to the Transfer Agent, they will be invested at the public offering price based on the NAV next determined after receipt. All purchases must be made in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

Orders are accepted on each business day. Neither the Fund nor the Transfer Agent will be responsible for delays of wired proceeds due to heavy wire traffic over the Federal Reserve System. Orders to purchase Fund shares must be received by Forward Management prior to close of the New York Stock Exchange, normally 4:00 p.m. Eastern Time, on the day shares of the Fund is offered and orders accepted, or the orders will not be accepted and invested in the Fund until the next day on which shares of that Fund are offered. Payment must be received by 12:00 p.m. Eastern Time on the next business day. Shares may be bought or sold through financial intermediaries who are authorized to receive purchase and redemption orders on behalf of the Fund. These financial intermediaries are authorized to designate their agents and affiliates to receive these orders, and the Fund will be deemed to have received a purchase or redemption order when the order is received by the financial intermediary provided the financial intermediary provides the information to the Transfer Agent within the time limits established. The order will be priced at the NAV next computed after the order is received.

The Fund reserves the right to suspend the offering of shares for a period of time. The Fund also reserve the right to reject any specific purchase order, including certain purchases by exchange. Purchase orders may be refused if, in Forward Management's opinion, they would disrupt management of the Fund. The Fund also reserves the right to refuse exchange purchases by any person or group if, in Forward Management's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.


Shares may be redeemed on any business day at the NAV next determined after the receipt by the Transfer Agent of a redemption request in good order. Payment will ordinarily be made within seven days and will be wire-transferred by automatic clearinghouse funds or other bank wire to the account designated for the shareholder at a domestic commercial bank that is a member of the Federal Reserve System. If requested in writing, payment will be made by check to the account owners of record at the address of record.


The Fund may accept certain types of securities in lieu of wired funds as consideration for Fund shares. Under no circumstances will the Fund accept any securities in consideration of the Fund's shares the holding or acquisition of which would conflict with the Fund's investment objective, policies and restrictions or which Forward Management believes should not be included in the Fund's portfolio on an indefinite basis. Securities will not be accepted in exchange for Fund shares if the securities are not liquid or are restricted as to transfer either by law or liquidity of market; or have a value which is not readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange, or the Nasdaq Stock Market. Securities accepted in consideration for the Fund's shares will be valued in the same manner as the Fund's portfolio securities in connection with its determination of NAV. A transfer of securities to the Fund in consideration for Fund shares will be treated as a sale or exchange of such securities for federal income tax purposes. A shareholder will recognize gain or loss on the transfer in an amount equal to the difference between the value of the securities and the shareholder's tax basis in such securities. Shareholders who transfer securities in consideration for the Fund's shares should consult their tax advisors as to the federal, state and local tax consequences of such transfers.

TELEPHONE REDEMPTION AND EXCHANGE PRIVILEGES

As discussed in the Fund's Prospectus, the telephone redemption and exchange privileges are available for all shareholder accounts except that only the telephone exchange privilege is available for retirement accounts. The privileges may be modified or terminated at any time. The privileges are subject to the conditions and provisions set forth below and in the Prospectus.

1. Telephone redemption and/or exchange instructions received in good order before the pricing of the Funds on any day on which the NYSE is open for business (a "Business Day"), but not later than 4:00 p.m., Eastern Time, will be processed at that day's closing net asset value. If you choose to receive the proceeds from your redemption via wire transfer, there is a $30.00 charge.


2. Telephone redemptions and/or exchange instructions should be made by calling (800) 759-3504.


3. The Transfer Agent will not permit exchanges in violation of any of the terms and conditions set forth in the Prospectus or herein.

4. Telephone redemption requests must meet the following conditions to be accepted by the Transfer Agent: (a) Proceeds of the redemption must be mailed to the current address on the application. This address cannot reflect any change within the previous 30 days; (b) Certain account information will need to be provided for verification purposes before the redemption will be executed; (c) There is no limit on the number of telephone redemptions (where proceeds are being mailed to the address of record) that can be processed within a 30-day period; and (d) The maximum amount which can be liquidated and sent to the address of record at any one time is $50,000.

SHAREHOLDER SERVICES AND PRIVILEGES

For investors purchasing shares under a tax-qualified individual retirement or pension plan or under a group plan through a person designated for the collection and remittance of monies to be invested in shares on a periodic basis, the Funds may, in lieu of furnishing confirmations following each purchase of Fund shares, send statements no less frequently than quarterly, pursuant to the provisions of the Securities Exchange Act of 1934, as amended ("1934 Act"), and the rules thereunder. Such quarterly statements, which would be sent to the investor or to the person designated by the group for distribution to its members, will be sent after the end of each quarterly period and shall reflect all transactions in the investor's account during the preceding quarter. All other shareholders will receive a confirmation of each new transaction in their accounts.

Certificates representing shares of the Funds will not be issued to shareholders. The Transfer Agent will maintain for each shareholder an account in which the registration and transfer of shares are recorded, and any transfers will be reflected by bookkeeping entry, without physical delivery.

The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid Medallion Signature Guarantee, when changing certain information in an account, such as wiring instructions and address of record.


MARKET TIMING POLICY


The Fund is intended for long term investment purposes. The Fund will take steps to deter frequent purchases and redemptions in Fund shares ("market timing activities"). "Market Timing" typically refers to the practice of frequent trading in the shares of mutual funds in order to exploit inefficiencies in Fund pricing. Such transactions include trades that occur when the Fund's NAV does not fully reflect the value of the fund's holdings--for example, when the Fund owns holdings, such as foreign or thinly traded securities, that are valued in a manner that may not reflect the most updated information possible. Such short-term trading activity has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. Accordingly, if the Fund's management determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability of Fund exchanges, or reject in whole or part any purchase or exchange request, with respect to such investor's account. Such investors also may be barred from purchasing other Funds in both the Accessor Family of Funds and the Forward Family of Funds. The Fund will take reasonable steps to discourage short-term trading and the Board of Trustees has adopted the following policies and procedures with respect to preventing market timing of the Fund by shareholders.

Anyone, including the shareholder or the shareholder's agent, who is considered to be a market timer or excessive trader by the Fund or Forward Management will be issued a written notice of their status and the Fund's policies. In addition, the Fund may refuse or restrict purchase or exchange requests by any person or group if, in the judgment of the Fund's management, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Fund receives or anticipates receiving simultaneous orders that may significantly affect the Fund (E.G., amounts equal to $250,000). If an exchange request is refused, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. The Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund. The Fund's policy on excessive trading applies to investors who invest in the Fund directly or through financial intermediaries, but does not apply to certain retirement accounts and the Fund's Systematic Withdrawal Plan described in the Fund's Prospectus.

The Fund has provided guidance to financial intermediaries (such as banks, broker-dealers, insurance companies, retirement administrators and others) concerning the application of the Fund's market timing and excessive trading policies to Fund shares held in omnibus accounts maintained and administered by such intermediaries, including guidance concerning situations where market timing or excessive trading is considered to be detrimental to the Fund. The Fund cannot ensure that these financial intermediaries will in all cases apply the policies of the Fund to accounts under their control.

The Fund applies these policies and procedures to all shareholders. The Fund has no arrangements to permit any investor to trade frequently in shares of the Fund, nor will it enter into any such arrangements in the future. The Fund cannot ensure that it will be able to identify all cases of market trading and excessive trading, although it believes it has adequate procedures in place to attempt to do so.

During times of drastic economic or market conditions, the Fund may suspend exchange privileges temporarily without notice and treat exchange requests based on their separate components - redemption orders with a simultaneous request to purchase the other Fund's shares. In such a case, the redemption request would be processed at the Fund's next determined NAV but the purchase order would be effective only at the NAV next determined after the Fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.


EXCHANGES


You can exchange your Fund shares into any other share class of another Accessor Fund. You can request your exchange by contacting your financial representative or by contacting the Fund. Be sure to read the current prospectus for any Accessor Fund into which you are exchanging before investing. Any new account established through an exchange will generally have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges. You may be charged a sales load when exchanging into an Accessor Fund that has one.

Shares of other classes of Accessor Funds purchased by exchange will be purchased on the basis of relative NAV per share as follows: (a) exchanges for shares of funds offered without a sales load will be made without a sales load in shares of other funds offered without a sales load; (b) shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted; (C) shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load; (d) shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds may be exchanged without a sales load for shares of other funds sold with a sales load; and (e) shares of other Accessor Funds subject to a CDSC exchanged for shares of another Accessor Fund will be subject to the higher applicable CDSC of the two funds and, for purposes of calculating CDSC rates, will be deemed to have been held since the date the shares being exchanged were initially purchase. To accomplish an exchange under item (d) above, you must notify the Transfer Agent of your prior ownership of Fund shares and your account number.

FINANCIAL STATEMENTS


Accessor Funds' audited financial statements for the fiscal year ended December 31, 2008 and unaudited financial statements for the period ended June 30, 2009 will be contained in the Annual and Semi-Annual Reports to Shareholders, respectively, when available, copies of which may be obtained free of charge by writing to or calling the address or telephone number listed on the first page of this SAI or by visiting our website at www.accessor.com.


PROXY VOTING POLICY

The Board of Trustees has adopted Proxy Voting Policies and Procedures on behalf of the Accessor Funds which delegates responsibility for voting proxies to Forward Management, subject to the Board of Trustees' continuing oversight. Forward Management's policies and procedures assure that all proxy voting decision are made in the best interest of the Accessor Funds and that Forward Management will act in a prudent and diligent manner for the benefit of the Accessor Funds. Forward Management's policies and procedures include specific provisions to determine when a conflict exists between the interests of the Fund and the interests of Forward Management, as the case may be. Forward Management's proxy voting policies and procedures are attached to this SAI as Appendix B. Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009 will be available without charge upon request by contacting Accessor Funds or via the Securities and Exchange Commission website at www.sec.gov.

                                   APPENDIX A

                           RATINGS OF DEBT INSTRUMENTS

                             CORPORATE BOND RATINGS

                      MOODY'S INVESTORS SERVICE ("MOODY'S")

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S CORPORATION ("S&P")

AAA

An obligor rated 'AAA' has EXTREMELY STRONG capacity to meet its financial commitments. 'AAA' is the highest Issuer Credit Rating assigned by Standard & Poor's.

AA

An obligor rated 'AA' has VERY STRONG capacity to meet its financial commitments. It differs from the highest rated obligors only in small degree.

A

An obligor rated 'A' has STRONG capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

BBB

An obligor rated 'BBB' has ADEQUATE capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments. Obligors rated 'BB', 'B', 'CCC', and 'CC' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'CC' the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligor rated 'BB' is LESS VULNERABLE in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitments.

B

An obligor rated 'B' is MORE VULNERABLE than the obligors rated 'BB', but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments.

CCC

An obligor rated 'CCC' is CURRENTLY VULNERABLE, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

CC

An obligor rated 'CC' is CURRENTLY HIGHLY-VULNERABLE.

PLUS (+) OR MINUS (-):

Ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R

An obligor rated 'R' is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. Please see Standard & Poor's issue credit ratings for a more detailed description of the effects of regulatory supervision on specific issues or classes of obligations.

SD AND D

An obligor rated 'SD' (Selective Default) or 'D' has failed to pay one or more of its financial obligations (rated or unrated) when it came due. A 'D' rating is assigned when Standard & Poor's believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An 'SD' rating is assigned when Standard & Poor's believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. Please see Standard & Poor's issue credit ratings for a more detailed description of the effects of a default on specific issues or classes of obligations.

N.R.

An issuer designated N.R. is not rated.

PUBLIC INFORMATION RATINGS

Ratings with a 'pi' subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and are therefore based on less comprehensive information than ratings without a 'pi' subscript. Ratings with a 'pi' subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event that may affect an issuer's credit quality occurs. Ratings with a 'pi' subscript are not modified with '+' or '-' designations. Outlooks are not being provided for ratings with a 'pi' subscript, nor are they subject to potential CreditWatch listings.

                                  NOTE RATINGS

MOODY'S

Moody's rating for short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Symbols used are as follows:

MIG-1 - Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG-2 - Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

S&P

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

o Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

o Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

SP-1 - This designation denotes strong or very strong capacity to pay interest and repay principal. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) sign designation.

SP-2 - This designation denotes satisfactory capacity to pay interest and repay principal.

Commercial paper rated A by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.

A-1 - This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-2 - This designation indicates the capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 - This designation indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                                   APPENDIX B

                             FORWARD MANAGEMENT, LLC

             PROXY VOTING POLICIES AND PROCEDURES FOR FORWARD FUNDS

STATEMENT OF POLICY

Forward Management undertakes to ensure that all client proxies will be voted in a manner consistent with the best interests of its clients. These Proxy Voting Policies and Procedures (the "Proxy Policy") are adopted in accordance with Rule 206(4)-6 under the Investment Advisors Act of 1940 (the "Advisers Act").

Forward Management acts as investment advisor to Forward Funds (the "Trust"). For some of the investment portfolios comprising the Trust, Forward Management has delegated day-to-day management of the portfolio, including the authority to buy, sell, or hold securities in the portfolio and, in certain instances, to exercise proxy voting authority with respect to those securities, to one or more investment sub-advisors, pursuant to sub-advisory agreements entered into among Forward Management, the Trust and each sub-advisor (each, a "Sub-Advisor" and collectively, the "Sub-Advisors") and approved by the Trust's Board of Trustees.

Forward Management delegates the responsibility to exercise voting authority with respect to securities held in the Trust portfolios for which one or more Sub-Advisors has been retained (the "Sub-Advised Forward Portfolios") to the Sub-Advisor(s) for each such portfolio, in accordance with each applicable Sub-Advisor Proxy Policy (as defined below).

Forward Management retains the responsibility to exercise voting authority with respect to securities held in the portfolios of the Trust for which Forward Management has not retained Sub-Advisors (the "Forward Portfolios" including, but not limited to, the Sierra Club Stock Fund (the "Sierra Club Portfolio").

DELEGATION OF PROXY VOTING AUTHORITY TO SUB-ADVISORS

Forward Management delegates to each Sub-Advisor of the Sub-Advised Forward Portfolios (the "Voting Sub-Advisors") the responsibility to exercise voting authority with respect to securities held by the portfolio(s), or portion thereof, managed by the Sub-Advisor. Forward Management may revoke this delegation at any time and, in such case, may vote proxies in accordance with the procedures described below.

Each Voting Sub-Advisor is responsible for monitoring, evaluating and voting on all proxy matters with regard to investments the Sub-Advisor manages for the Sub-Advised Forward Portfolios in accordance with the Sub-Advisor's proxy voting policies and procedures adopted to comply with Rule 206(4)-6 (each, a "Sub-Advisor Proxy Policy" and collectively, the "Sub-Advisor Proxy Policies").

EXERCISE OF PROXY VOTING AUTHORITY BY FORWARD MANAGEMENT

      1.    THE SIERRA CLUB PORTFOLIO

            In connection with exercising its voting authority on behalf of the Sierra Club Portfolio, Forward Management will vote in accordance with guidelines (the "Guidelines") it has developed. The Guidelines are intended to further sound voting on environmental and social issues. The Guidelines may be amended or expanded from time to time as new issues are presented for proxy voting.

            Forward Management will instruct the Portfolio's administrative agent to forward via email all proxies received to Forward Management and/or its designee, which may be a third party voting service. Forward Management will then vote the proxies according to the Guidelines using a third party voting service to assist in voting and recordkeeping as described herein.

      2.    THE FORWARD PORTFOLIOS

            For the Forward Portfolios, and in the event Forward Management is called upon to exercise voting authority on behalf of one or more Sub-Advised Forward Portfolios or revokes the delegation to a Voting Sub-Advisor, Forward Management will vote in accordance with the guidelines below.

VOTING GUIDELINES FOR FORWARD PORTFOLIOS (OTHER THAN THE SIERRA CLUB STOCK FUND)

Forward Management will vote proxies in the best interests of the Forward Portfolios. Forward Management has contracted with PROXY GOVERNANCE ("Proxy Governance") to handle administration and voting of these proxies and has directed Proxy Governance to vote all proxies on behalf of the Forward/Accessor Portfolios in accordance with Proxy Governance's recommendations. Proxy Governance's stated mission is to provide proxy analysis and recommendations that support the growth of long-term shareholder value. The firm's approach to enhancing overall corporate value growth through effective proxy voting relies on analysis and recommendations that are developed on an issue-by-company basis. Proxy Governance views proxy issues and provides recommendations in the context of company-specific metrics, taking into account a variety of relevant factors.

CONFLICTS OF INTEREST BETWEEN FORWARD MANAGEMENT OR ITS AFFILIATES AND THE TRUST

Because Forward Management does not exercise discretion in voting proxies for the Sierra Club Portfolio or the other Forward Portfolios but routinely votes proxies according to the Guidelines or the recommendations of Proxy Governance, no potential conflict of interests between Forward Management and the Trust should actually affect the voting of proxies. However, should a conflict arise, Forward Management will use one of the following methods to resolve such conflict, provided such method results in a decision to vote the proxies that is based on the Trust's best interest and is not the product of the conflict:

      o "echo vote" or "mirror vote" the proxies in the same proportion as the votes of other proxy holders that are not Forward Management clients; or

      o if possible, erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict.

ADMINISTRATION, REVIEW AND SUBMISSION TO THE BOARD OF TRUSTEES OF SUB-ADVISOR PROXY POLICIES

      1.    APPOINTMENT OF PROXY ADMINISTRATOR

            Forward Management's Chief Compliance Officer ("CCO") or her designee, will be responsible for collecting and reviewing the Sub-Advisor Proxy Policies and carrying out the other duties set forth herein.

      2.    INITIAL REVIEW OF NEW VOTING SUB-ADVISOR

            Forward Management will follow the following procedures in connection with the engagement of any new Voting Sub-Advisor.

                  a.    The CCO will collect from such Voting Sub-Advisor:

                              i.    the Sub-Advisor's Proxy Policy;

                              ii. a certification from the Voting Sub-Advisor that (i) its Sub-Advisor Proxy Policy is reasonably designed to ensure that the Sub-Advisor votes client securities in the best interest of clients, and that the Sub-Advisor Proxy Policy includes an explanation of how the Sub-Advisor addresses material conflicts that may arise between the Sub-Advisor's interests and those of its clients, (ii) the Sub-Advisor Proxy Policy has been adopted in accordance with Rule 206(4)-6, and (iii) the Sub-Advisor Proxy Policy complies with the terms of Rule 206(4)-6; and

                              iii. a summary of the Sub-Advisor Proxy Policy suitable for inclusion in the Trust's registration statement, in compliance with
                                    Item 13(f) of Form N-1A.

                  b. The CCO will review the Sub-Advisor Proxy Policy with a view to Forward Management making a recommendation to the Board of Trustees. In conducting its review of the Sub-Advisor Proxy Policies, Forward Management recognizes that the Securities and Exchange Commission has not adopted specific policies or procedures for advisors, or provided a list of approved procedures, but has left advisors the flexibility to craft policies and procedures suitable to their business and the nature of the conflicts they may face. As a consequence, Sub-Advisor Proxy Policies are likely to differ widely. Accordingly, the CCO's review of the Sub-Advisor Proxy Policies will be limited to addressing the following matters:

                              i.    whether the Sub-Advisor Proxy Policy
                                    provides that the Sub-Advisor votes solely in the best interests of clients;

                              ii.   whether the Sub-Advisor Proxy Policy
                                    includes a description of how the
                                    Sub-Advisor addresses material conflicts of interest that may arise between the Sub-Advisor or its affiliates and its clients; and

                              iii.  whether the Sub-Advisor Proxy Policy
                                    includes both general policies and
                                    procedures as well as policies with respect to specific types of issues (for this purpose general policies include any delegation to a third party, policies relating to matters that may substantially affect the rights or privileges of security holders, and policies regarding the extent of weight given to the view of the portfolio company management; specific issues include corporate governance matters, changes to capital structure, stock option plans and other management compensation issues, and social corporate responsibility issues, among others).

                  c. The CCO will review the certification provided pursuant to paragraph a(ii) above for completeness, and will review the summary provided pursuant to paragraph a(iii) above for compliance with the requirements of Form N-1A.

                  d. Forward Management will provide to the Board of Trustees, the materials referred to above and a recommendation pursuant to the CCO's review of the Sub-Advisor Proxy Policy.

      3.    SUBSEQUENT REVIEW OF VOTING SUB-ADVISORS

            Forward Management will request that each Voting Sub-Advisor provide Forward Management with prompt notice of any material change in its Sub-Advisor Proxy Policy. Forward Management will report any such changes at the next quarterly Board meeting of the Trust.

            No less frequently than annually, Forward Management will request that each Voting Sub-Advisor provide Forward Management with its current Sub-Advisor Proxy Policy or certify that there have been no material changes to these policies or that all material changes have been previously provided for review and that the Sub-Advisor Proxy Policy continues to comply with Rule 206(4)-6.

RECORDKEEPING FOR THE TRUST

      1.    RECORD OF PROXY VOTES EXERCISED BY SUB-ADVISORS OR FORWARD
            MANAGEMENT

            Forward Management will send, and will direct the Voting Sub-Advisors to send, information concerning proxy votes exercised (including the information called for in Items 1(a) through (i) of Form N-PX) to the Trust's Administrator. The Administrator will maintain a complete proxy voting record with respect to the Trust. Forward Management shall obtain an undertaking from the Administrator that it will provide the records promptly upon request.

      2.    RECORDS PERTAINING TO SUB-ADVISOR PROXY POLICIES

            Forward Management will direct the Administrator to maintain the following records:

                  a.    each Sub-Advisor Proxy Policy; and
                  b. the materials delineated in the section entitled Administration, Review and Submission to the Board of Trustees of Sub-Advisor Proxy Policies above.

            Forward Management shall obtain an undertaking from the Administrator that it will provide the records promptly upon request.

      3.    TIME PERIODS FOR RECORD RETENTION

            All books and records required to be maintained under this Section will be maintained in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on the record, the first two years in an appropriate office of the Administrator.

RECORDKEEPING FOR FORWARD MANAGEMENT

      1.    RECORDS GENERALLY MAINTAINED

            In accordance with Rule 204-2(c)(2) under the Advisers Act, the CCO shall cause Forward Management to maintain the following records concerning Forward Management's exercise of proxy voting authority:

                  a)    the Forward Management Proxy Policy; and
                  b) records of Trust shareholder requests for Forward Management's proxy voting information.

      2.    RECORDS FOR FORWARD MANAGEMENT'S EXERCISE OF PROXY VOTING AUTHORITY

            In accordance with Rule 204-2(c)(2) under the Advisers Act, when Forward Management exercises proxy voting authority on behalf of the Trust, Forward Management shall make and maintain the following records:

                  a) proxy statements received regarding matters it has voted on behalf of the Trust;
                  b)    records of votes cast by Forward Management; and
                  c) copies of any documents created by Forward Management that were material to deciding how to vote proxies on behalf of the Trust or that memorialize the basis for such a decision.

            If Forward Management utilizes the services of a third party for maintaining the records above specified, Forward Management shall obtain an undertaking from the third party that it will provide the records promptly upon request.

      3.    DISCLOSURE OF VOTE

            A Trust shareholder may obtain information on how its proxies were voted by requesting such information from the Trust or from Forward Management.

PROVIDING THE PROXY POLICY TO THE TRUST

The CCO will provide to the Trust's Board of Trustees a copy of this Proxy Policy at least once each calendar year.

                                  FORWARD FUNDS

                            PART C: OTHER INFORMATION

ITEM 23. EXHIBITS

------------------------------------------------------------------------------------------------------------------------
(a)(1)       Amended and Restated Agreement and Declaration of Trust of Forward Funds (the "Registrant"), incorporated by reference to Exhibit (a) to Post-Effective Amendment No. 40 to this Registration Statement filed with the Commission on April 30, 2007.
------------------------------------------------------------------------------------------------------------------------
(a)(2)       Revised Schedule A to the Amended and Restated Agreement and Declaration of Trust of the Registrant,
             incorporated by reference to Exhibit (a)(2) to Post-Effective Amendment No. 54 to this Registration
             Statement filed with the Commission on December 30, 2008.
------------------------------------------------------------------------------------------------------------------------
(b)          Amended and Restated By-Laws of the Registrant, incorporated by reference to Exhibit (b) to Post-Effective
             Amendment No. 39 to this Registration Statement filed with the Commission on February 15, 2007.
------------------------------------------------------------------------------------------------------------------------
(c)          Not applicable.
------------------------------------------------------------------------------------------------------------------------

(d)(1)       Amended and Restated Investment Management Agreement between the Registrant and Forward Management LLC (the
             "Advisor" or "Forward Management"), dated as of May 1, 2005 and amended and restated as of January 8, 2008 and March 5, 2008, with respect to: (i) the Forward Growth Fund (formerly known as the Forward Emerald
             Growth Fund), the Forward Banking and Finance Fund (formerly known as the Forward Emerald Banking and
             Finance Fund), the Forward Opportunities Fund (formerly known as the Forward Emerald Opportunities Fund), the Forward Emerging Markets Fund (formerly known as the Forward Global Emerging Markets Fund), the Forward
             International Equity Fund, the Forward Mini-Cap Fund (formerly known as the Forward Hoover Mini-Cap Fund), the Forward Small Cap Equity Fund (formerly known as the Forward Hoover Small Cap Equity Fund), the Forward
             International Small Companies Fund, the Forward Legato Fund, the Forward Progressive Real Estate Fund
             (formerly known as the Forward Uniplan Real Estate Investment Fund), the Sierra Club Stock Fund, the
             Forward Large Cap Equity Fund, the Forward Long/Short Credit Analysis Fund, the Forward International Fixed
             Income Fund, the Forward Asia Ex-Japan Equities Fund and the Forward Eastern Europe Equities Fund
             (collectively the "Forward Series of the Registrant"); and (ii) the Accessor Aggressive Growth Allocation
             Fund, the Accessor Balanced Allocation Fund, the Accessor Growth Allocation Fund, the Accessor Growth &
             Income Allocation Fund, the Accessor Growth Fund, the Accessor High Yield Bond Fund, the Accessor Income
             Allocation Fund, the Accessor Income & Growth Allocation Fund, the Accessor Intermediate Fixed-Income Fund,
             the Accessor International Equity Fund, the Accessor Limited Duration U.S. Government Fund, the Accessor
             Mortgage Securities Fund, the Accessor Short-Intermediate Fixed-Income Fund, the Accessor Small to Mid
             Cap Fund, the Accessor Strategic Alternatives Fund, the Accessor Total Return Fund, the Accessor U.S.
             Government Money Fund and the Accessor Value Fund (collectively the "Accessor Series of the Registrant"), incorporated by reference to Exhibit (d)(1) to Post-Effective Amendment No. 49 to this Registration
             Statement filed with the Commission on August 25, 2008.

------------------------------------------------------------------------------------------------------------------------
(d)(2)       Amended Exhibit A to the Amended and Restated Investment Management Agreement between the Registrant and the Advisor with respect to the Forward Growth Fund, the Forward Banking and Finance Fund, the Forward
             Opportunities Fund, the Forward Emerging Markets Fund, the Forward HITR Fund, the Forward International
             Equity Fund, the Forward Mini-Cap Fund, the Forward Small Cap Equity Fund, the Forward International Small
             Companies Fund, the Forward Legato Fund, the Forward Progressive Real Estate Fund, the Sierra Club Stock
             Fund, the Forward Large Cap Equity Fund, the Forward Long/Short Credit Analysis Fund, the Forward
             International Fixed Income Fund, the Forward Asia Ex-Japan Equities Fund and the Forward Eastern Europe
             Equities Fund, incorporated by reference to Exhibit (d)(2) to Post-Effective Amendment No. 50 to this
             Registration Statement filed with the Commission on October 17, 2008.
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

(d)(3)       Amended Exhibit B to the Amended and Restated Investment Management Agreement between the Registrant and the Advisor with respect to the the Accessor Aggressive Growth Allocation Fund, the Accessor Balanced
             Allocation Fund, the Accessor Frontier Markets Fund, the Accessor Growth Allocation Fund, the Accessor
             Growth & Income Allocation Fund, the Accessor Growth Fund, the Accessor High Yield Bond Fund, the Accessor
             Income Allocation Fund, the Accessor Income & Growth Allocation Fund, the Accessor Intermediate
             Fixed-Income Fund, the Accessor International Equity Fund, the Accessor Limited Duration U.S. Government
             Fund, the Accessor Mortgage Securities Fund, the Accessor Short-Intermediate Fixed-Income Fund, the
             Accessor Small to Mid Cap Fund, the Accessor Strategic Alternatives Fund, the Accessor Total Return Fund,
             the Accessor U.S. Government Money Fund and the Accessor Value Fund, incorporated by reference to Exhibit
             (d)(3) to Post-Effective Amendment No. 50 to this Registration Statement filed with the Commission on
             October 17, 2008.

------------------------------------------------------------------------------------------------------------------------
(d)(4)       Investment Sub-Advisory Agreement among the Registrant, the Advisor and Emerald Mutual Fund Advisers Trust
             (formerly known as Emerald Advisers, Inc.) ("EMFAT") dated as of May 1, 2005 with respect to the Forward
             Banking and Finance Fund, the Forward Growth Fund and the Forward Opportunities Fund, incorporated by reference to Exhibit (d)(2) to Post-Effective Amendment No. 28 to this Registration Statement filed with the Commission on April 27, 2005.
------------------------------------------------------------------------------------------------------------------------

(d)(5)       Amended and Restated Investment Sub-Advisory Agreement among the Registrant, the Advisor and Pictet
             International Management Limited, now known as Pictet Asset Management Limited ("Pictet Ltd"), dated as of
             July 1, 2005 and amended and restated as of November 1, 2007 with respect to the International Small
             Companies Fund, incorporated by reference to Exhibit (d)(4) to Post-Effective Amendment No. 45 to this
             Registration Statement filed with the Commission on December 26, 2007.

------------------------------------------------------------------------------------------------------------------------
(d)(6)       Investment Sub-Advisory Agreement among the Registrant, the Advisor and Pictet International Management
             Limited, now known as Pictet Ltd, dated as of July 1, 2005 with respect to the Forward Emerging Markets
             Fund, incorporated by reference to Exhibit (d)(5) to Post-Effective Amendment No. 35 to this Registration
             Statement filed with Commission on July 5, 2006.
------------------------------------------------------------------------------------------------------------------------

(d)(7)       Amended and Restated Investment Sub-Advisory Agreement among the Registrant, the Advisor and Hoover
             Investment Management Co., LLC ("Hoover") dated as of June 24, 2005 with respect to the Forward Small Cap
             Equity Fund, incorporated by reference to Exhibit (d)(7) to Post-Effective Amendment No. 33 to this
             Registration Statement filed with the Commission on February 9, 2006.
------------------------------------------------------------------------------------------------------------------------
(d)(8)       Amended and Restated Investment Sub-Advisory Agreement among the Registrant, the Advisor and Hoover dated as of July 1, 2005 and amended and restated on January 3, 2006 with respect to the Forward Mini-Cap Fund, incorporated by reference to Exhibit (d)(8) to Post-Effective Amendment No. 38 to this Registration
             Statement filed with the Commission on December 27, 2006.
------------------------------------------------------------------------------------------------------------------------
(d)(9)       Investment Sub-Advisory Agreement among the Registrant, the Advisor and Forward Uniplan Advisors, Inc.
             ("Uniplan") dated as of July 1, 2005 with respect to the Forward Progressive Real Estate Fund, incorporated by reference to Exhibit (d)(9) to Post-Effective Amendment No. 30 to this Registration Statement filed with the Commission on June 29, 2005.
------------------------------------------------------------------------------------------------------------------------
(d)(10)      Investment Sub-Advisory Agreement among the Registrant, the Advisor and Netols Asset Management Inc.
             ("Netols") dated as of July 1, 2005 with respect to the Forward Legato Fund, incorporated by reference to
             Exhibit (d)(10) to Post-Effective Amendment No. 30 to this Registration Statement filed with the Commission on June 29, 2005.
------------------------------------------------------------------------------------------------------------------------
(d)(11)      Investment Sub-Advisory Agreement among the Registrant, the Advisor and Riverbridge Partners, LLC
             ("Riverbridge") dated as of July 1, 2005 with respect to the Forward Legato Fund, incorporated by reference to Exhibit (d)(11) to Post-Effective Amendment No. 30 to this Registration Statement filed with the
             Commission on June 29, 2005.
------------------------------------------------------------------------------------------------------------------------
(d)(12)      Investment Sub-Advisory Agreement among the Registrant, the Advisor and Conestoga Capital Advisors, LLC
             ("Conestoga") dated as of January 2, 2008 with respect to the Forward Legato Fund, incorporated by reference to Exhibit (d)(11) to Post-Effective Amendment No. 46 to this Registration Statement filed with the Commission on February 13, 2008.
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
(d)(13)      Amended and Restated Investment Sub-Advisory Agreement among the Registrant, the Advisor and Forward
             Uniplan Advisors, Inc. dated as of July 1, 2005 and amended and restated on September 1, 2006 with respect to the Sierra Club Equity Income Fund, incorporated by reference to Exhibit (d)(13) to Post-Effective
             Amendment No. 39 to this Registration Statement filed with the Commission on February 15, 2007.
------------------------------------------------------------------------------------------------------------------------
(d)(14)      Amended and Restated Investment Sub-Advisory Agreement among the Registrant, the Advisor and Cedar Ridge
             Partners, LLC dated as of December 7, 2006 and amended and restated on November 14, 2007 with respect to the Forward Long/Short Credit Analysis Fund, incorporated by reference to Exhibit (d)(14) to Post-Effective
             Amendment No. 45 to this Registration Statement filed with the Commission on December 26, 2007.
------------------------------------------------------------------------------------------------------------------------
(d)(15)      Investment Sub-Advisory Agreement among the Registrant, the Advisor and Piedmont Investment Advisors, LLC
             ("Piedmont") dated as of July 11, 2007 with respect to the Forward Large Cap Equity Fund, incorporated by reference to Exhibit (d)(16) to Post-Effective Amendment No. 41 to this Registration Statement filed with the Commission on July 16, 2007.
------------------------------------------------------------------------------------------------------------------------
(d)(16)      Investment Sub-Advisory Agreement among the Registrant, the Advisor and Pictet Asset Management SA dated
             October 5, 2007 with respect to the Forward International Fixed Income Fund, incorporated by reference to
             Exhibit (d)(17) to Post-Effective Amendment No. 44 to this Registration Statement filed with the Commission on October 12, 2007.
------------------------------------------------------------------------------------------------------------------------
(d)(17)      Investment Sub-Advisory Agreement among the Registrant, the Advisor and Pictet Asset Management Limited
             dated December 26, 2007 with respect to the Forward Asia Ex-Japan Equities Fund, incorporated by reference to Exhibit (d)(17) to Post-Effective Amendment No. 45 to this Registration Statement filed with the
             Commission on December 26, 2007.
------------------------------------------------------------------------------------------------------------------------
(d)(18)      Investment Sub-Advisory Agreement among the Registrant, the Advisor and Pictet Asset Management Limited
             dated December 26, 2007 with respect to the Forward Eastern Europe Equities Fund, incorporated by reference to Exhibit (d)(18) to Post-Effective Amendment No. 45 to this Registration Statement filed with the
             Commission on December 26, 2007.
------------------------------------------------------------------------------------------------------------------------
(d)(19)      Investment Sub-Advisory Agreement among the Registrant, the Advisor and Smith Asset Management Group, L.P.
             ("Smith") dated September 1, 2008 with respect to the Accessor Growth Fund, incorporated by reference to
             Exhibit (d)(18) to Post-Effective Amendment No. 49 to this Registration Statement filed with the Commission on August 25, 2008.
------------------------------------------------------------------------------------------------------------------------
(d)(20)      Investment Sub-Advisory Agreement among the Registrant, the Advisor and First Western Investment Management
             Inc. ("First Western") dated September 1, 2008 with respect to the Accessor High Yield Bond Fund, incorporated by reference to Exhibit (d)(19) to Post-Effective Amendment No. 49 to this Registration
             Statement filed with the Commission on August 25, 2008.
------------------------------------------------------------------------------------------------------------------------
(d)(21)      Investment Sub-Advisory Agreement among the Registrant, the Advisor and Pacific Investment Management
             Company LLC ("Pacific Investment") dated September 1, 2008 with respect to the Accessor Intermediate
             Fixed-Income Fund, incorporated by reference to Exhibit (d)(20) to Post-Effective Amendment No. 49 to this
             Registration Statement filed with the Commission on August 25, 2008.
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
(d)(22)      Investment Sub-Advisory Agreement among the Registrant, the Advisor and Pennant Management, Inc. dated
             September 1, 2008 with respect to the Accessor Limited Duration U.S. Government Fund, incorporated by reference to Exhibit (d)(22) to Post-Effective Amendment No. 49 to this Registration Statement filed with the Commission on August 25, 2008.
------------------------------------------------------------------------------------------------------------------------
(d)(23)      Form of Investment Sub-Advisory Agreement among the Registrant, the Advisor and Blackrock Financial
             Management, Inc. dated September 1, 2008 with respect to the Accessor Mortgage Securities Fund, incorporated by reference to Exhibit (d)(23) to Post-Effective Amendment No. 49 to this Registration
             Statement filed with the Commission on August 25, 2008.
------------------------------------------------------------------------------------------------------------------------
(d)(24)      Investment Sub-Advisory Agreement among the Registrant, the Advisor and Pacific Investment Management
             Company LLC dated September 1, 2008 with respect to the Accessor Short-Intermediate Fixed-Income Fund,
             incorporated by reference to Exhibit (d)(24) to Post-Effective Amendment No. 49 to this Registration
             Statement filed with the Commission on August 25, 2008.
------------------------------------------------------------------------------------------------------------------------
(d)(25)      Investment Sub-Advisory Agreement among the Registrant, the Advisor and Los Angeles Capital Management and
             Equity Research, Inc. dated September 1, 2008 with respect to the Accessor Small To Mid Cap Fund, incorporated by reference to Exhibit (d)(25) to Post-Effective Amendment No. 49 to this Registration
             Statement filed with the Commission on August 25, 2008.
------------------------------------------------------------------------------------------------------------------------
(d)(26)      Investment Sub-Advisory Agreement among the Registrant, the Advisor and Pennant Management, Inc. dated
             September 1, 2008 with respect to the Accessor Total Return Fund, incorporated by reference to Exhibit
             (d)(26) to Post-Effective Amendment No. 49 to this Registration Statement filed with the Commission on
             August 25, 2008.
------------------------------------------------------------------------------------------------------------------------
(d)(27)      Investment Sub-Advisory Agreement among the Registrant, the Advisor and Acadian Asset Management LLC dated
             September 1, 2008 with respect to the Accessor Value Fund, incorporated by reference to Exhibit (d)(29) to
             Post-Effective Amendment No. 50 to this Registration Statement filed with the Commission on October 17,
             2008.

------------------------------------------------------------------------------------------------------------------------
(e)(1)(a)    Distribution Agreement between the Registrant and ALPS Distributors, Inc. ("ALPS Distributors") dated as of
             September 30, 2005, with respect to the Forward Series of the Registrant, incorporated by reference to
             Exhibit (e) to Post-Effective Amendment No. 32 to this Registration Statement filed with the Commission on
             October 27, 2005.
------------------------------------------------------------------------------------------------------------------------
(e)(1)(b)    Addendum to Distribution Agreement between the Registrant and ALPS Distributors dated as of April 9, 2007, with respect to the Forward Series of the Registrant, incorporated by reference to Exhibit (e)(1)(b) to
             Post-Effective Amendment No. 41 to this Registration Statement filed with the Commission on July 16, 2007.
------------------------------------------------------------------------------------------------------------------------

(e)(1)(c)    Amended Schedule A to the Distribution Agreement between the Registrant and ALPS Distributors, dated
             November 7, 2008, with respect to the Forward Series of the Registrant, incorporated by reference to
             Exhibit (e)(1)(c) to Post-Effective Amendment No. 54 to this Registration Statement filed with the
             Commission on December 30, 2008.

------------------------------------------------------------------------------------------------------------------------
(e)(2)       Distribution Agreement between the Registrant and SEI Investments Distribution Co. ("SEI") dated as of
             August 14, 2008, with respect to the Accessor Series of the Registrant, incorporated by reference to
             Exhibit (e)(2) to Post-Effective Amendment No. 49 to this Registration Statement filed with the Commission on August 25, 2008.
------------------------------------------------------------------------------------------------------------------------
(f)          None.
------------------------------------------------------------------------------------------------------------------------
(g)(1)(a)    Custodian Agreement between the Registrant and Brown Brothers Harriman & Co. ("BBH"), with respect to the
             Forward Series of the Registrant, dated as of June 30, 2005 with respect to the Predecessor Funds, incorporated by reference to Exhibit (g)(2)(a) to Post-Effective Amendment No. 30 to this Registration
             Statement filed with the Commission on June 29, 2005.
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
(g)(1)(b)    Amended Appendix A to the Custodian Agreement between the Registrant and BBH, with respect to the Forward
             Series of the Registrant and the Accessor Series of the Registrant, dated October 3, 2008, incorporated by reference to Exhibit (g)(1)(b) to Post-Effective Amendment No. 50 to this Registration Statement filed with the Commission on October 17, 2008.
------------------------------------------------------------------------------------------------------------------------

(g)(1)(c)    Form of Amended Appendix A to the Custodian Agreement between the Registrant and BBH, with respect to the
             Forward Series of the Registrant and the Accessor Series of the Registrant, incorporated by reference to
             Exhibit (g)(1)(c) to Post-Effective Amendment No. 54 to this Registration Statement filed with the Commission on December 30, 2008.

------------------------------------------------------------------------------------------------------------------------
(h)(1)(a)    Fund Accounting and Administration Agreement between the Registrant and ALPS Mutual Funds Services, Inc., now known as ALPS Fund Services, Inc. ("ALPS") dated as of September 12, 2005, with respect to the Forward
             Series of the Registrant, incorporated by reference to Exhibit (h)(1) to Post-Effective Amendment No. 32 to
             this Registration Statement filed with the Commission on October 27, 2005.
------------------------------------------------------------------------------------------------------------------------
(h)(1)(b)    Addendum to Fund Accounting and Administration Agreement between the Registrant and ALPS dated as of
             September 1, 2006, with respect to the Forward Series of the Registrant, incorporated by reference to
             Exhibit (h)(1)(b) to Post-Effective Amendment No. 41 to this Registration Statement filed with the
             Commission on July 16, 2007.
------------------------------------------------------------------------------------------------------------------------
(h)(1)(c)    Second Addendum to Fund Accounting and Administration Agreement between the Registrant and ALPS dated as of
             April 9, 2007, with respect to the Forward Series of the Registrant, incorporated by reference to Exhibit
             (h)(1)(c) to Post-Effective Amendment No. 41 to this Registration Statement filed with the Commission on
             July 16, 2007.
------------------------------------------------------------------------------------------------------------------------

(h)(1)(d)    Amended Appendix A to the Fund Accounting and Administration Agreement between the Registrant and ALPS, dated November 7, 2008, with respect to the Forward Series of the Registrant, incorporated by reference to
             Exhibit (h)(1)(d) to Post-Effective Amendment No. 54 to this Registration Statement filed with the
             Commission on December 30, 2008.

------------------------------------------------------------------------------------------------------------------------
(h)(1)(e)    Amended Appendix C to the Fund Accounting and Administration Agreement between the Registrant and ALPS, with respect to the Forward Series of the Registrant, incorporated by reference to Exhibit (h)(1)(c) to
             Post-Effective Amendment No. 38 to this Registration Statement filed with the Commission on December 27,
             2006.
------------------------------------------------------------------------------------------------------------------------

(h)(2)(a)    Amended and Restated Transfer Agency and Service Agreement between the Registrant, with respect to the
             Forward Series and the Accessor Frontier Markets Fund, and ALPS dated as of November 7, 2008, incorporated by reference to Exhibit (h)(2)(a) to Post-Effective Amendment No. 54 to this Registration Statement filed with the Commission on December 30, 2008.
------------------------------------------------------------------------------------------------------------------------
(h)(2)(b)    Transfer Agent Services Agreement between the Advisor and ALPS Fund Services, Inc., dated December 8, 2008, incorporated by reference to Exhibit (h)(2)(b) to Post-Effective Amendment No. 54 to this Registration
             Statement filed with the Commission on December 30, 2008.
------------------------------------------------------------------------------------------------------------------------
(h)(3)       Transfer Agency and Services Agreement between the Registrant and the Advisor dated as of September 1,
             2008, with respect to the Accessor Series of the Registrant (except the Accessor Frontier Markets Fund), incorporated by reference to Exhibit (h)(3) to Post-Effective Amendment No. 49 to this Registration
             Statement filed with the Commission on August 25, 2008.
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
(h)(4)(a)    Transfer Agent Interactive Client Services Agreement between the Registrant and ALPS dated as of September
             12, 2005, with respect to the Forward Series of the Registrant, incorporated by reference to Exhibit
             (h)(3)(b) to Post-Effective Amendment No. 32 to this Registration Statement filed with the Commission on
             October 27, 2005.
------------------------------------------------------------------------------------------------------------------------
(h)(4)(b)    Addendum to the Transfer Agent Interactive Client Services Agreement between the Registrant and ALPS dated as of September 1, 2006, with respect to the Forward Series of the Registrant, incorporated by reference to
             Exhibit (h)(3)(b) to Post-Effective Amendment No. 41 to this Registration Statement filed with the
             Commission on July 16, 2007.
------------------------------------------------------------------------------------------------------------------------
(h)(4)(c)    Second Addendum to Transfer Agent Interactive Client Services Agreement between the Registrant and ALPS dated as of April 9, 2007, with respect to the Forward Series of the Registrant, incorporated by reference to Exhibit (h)(3)(c) to Post-Effective Amendment No. 41 to this Registration Statement filed with the
             Commission on July 16, 2007.
------------------------------------------------------------------------------------------------------------------------

(h)(4)(d)    Amended Schedule I to the Transfer Agent Interactive Client Services Agreement between the Registrant and
             ALPS, with respect to the Forward Series of the Registrant, dated November 7, 2008, incorporated by reference to Exhibit (h)(4)(d) to Post-Effective Amendment No. 54 to this Registration Statement filed with the Commission on December 30, 2008.

------------------------------------------------------------------------------------------------------------------------
(h)(4)(e)    Revised Exhibit A-1 and Exhibit B-1 to the Transfer Agent Interactive Client Services Agreement between the
             Registrant and ALPS, with respect to the Forward Series of the Registrant, incorporated by reference to
             Exhibit (h)(3)(e) to Post-Effective Amendment No. 46 to this Registration Statement filed with the
             Commission on February 13, 2008.
------------------------------------------------------------------------------------------------------------------------

(h)(5)       Amended and Restated Shareholder Services Plan for the Class A, Class C, Investor Class, Advisor Class and
             Institutional Class shares of each of the Accessor Frontier Markets Fund, the Accessor Strategic
             Alternatives Fund, Forward Asia Ex-Japan Equities Fund, the Forward Eastern Europe Equities Fund, the
             Forward Growth Fund, the Forward Banking and Finance Fund, the Forward Emerging Markets Fund, the Forward
             International Equity Fund, the Forward Mini-Cap Fund, the Forward Small Cap Equity Fund, the Forward
             International Small Companies Fund, the Forward Legato Fund, the Forward Progressive Real Estate Fund, the
             Sierra Club Stock Fund, the Forward Large Cap Equity Fund, the Forward International Fixed Income Fund, the
             Forward Long/Short Credit Analysis Fund and the Forward HITR Fund, incorporated by reference to Exhibit
             (h)(5)(b) to Post-Effective Amendment No. 53 to this Registration Statement filed with the Commission on
             December 15, 2008.

------------------------------------------------------------------------------------------------------------------------
(h)(6)(a)    Administrative Services Plan for Investor Class shares of each of the Accessor Growth Fund, the Accessor
             Value Fund, the Accessor Small To Mid Cap Fund, the Accessor International Equity Fund, the Accessor
             Intermediate Fixed-Income Fund, the Accessor Short-Intermediate Fixed-Income Fund, the Accessor Mortgage
             Securities Fund, the Accessor High Yield Bond Fund, the Accessor U.S. Government Money Fund, the Accessor
             Income Allocation Fund, the Accessor Income & Growth Allocation Fund, the Accessor Balanced Allocation
             Fund, the Accessor Growth & Income Allocation Fund, the Accessor Growth Allocation Fund and the Accessor
             Aggressive Growth Allocation Fund, incorporated by reference to Exhibit (h)(6)(a) to Post-Effective
             Amendment No. 50 to this Registration Statement filed with the Commission on August 25, 2008.
------------------------------------------------------------------------------------------------------------------------
(h)(6)(b)    Administrative Services Plan for Advisor Class, Investor Class, A Class and C Class shares of the Accessor
             U.S. Government Money Fund, incorporated by reference to Exhibit (h)(6)(b) to Post-Effective Amendment No.
             49 to this Registration Statement filed with the Commission on August 25, 2008.
------------------------------------------------------------------------------------------------------------------------
(h)(7)(a)    Expense Limitation Agreement for the Forward International Equity Fund (Investor Class shares) dated as of
             May 1, 2008, incorporated by reference to Exhibit (h)(5)(a) to Post-Effective Amendment No. 47 to this
             Registration Statement filed with the Commission on April 29, 2008.
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
(h)(7)(b)    Expense Limitation Agreement for the Forward International Equity Fund (Institutional Class shares) dated as of May 1, 2008, incorporated by reference to Exhibit (h)(5)(b) to Post-Effective Amendment No. 47 to
             this Registration Statement filed with the Commission on April 29, 2008.
------------------------------------------------------------------------------------------------------------------------
(h)(7)(c)    Expense Limitation Agreement for the Forward International Equity Fund (Class A shares) dated as of May 1,
             2008, incorporated by reference to Exhibit (h)(5)(c)to Post-Effective Amendment No. 47 to this Registration
             Statement filed with the Commission on April 29, 2008.
------------------------------------------------------------------------------------------------------------------------
(h)(7)(d)    Expense Limitation Agreement for the Forward International Equity Fund (Class C shares) dated as of May 1,
             2008, incorporated by reference to Exhibit (h)(5)(d) to Post-Effective Amendment No. 47 to this
             Registration Statement filed with the Commission on April 29, 2008.
------------------------------------------------------------------------------------------------------------------------
(h)(7)(e)    Expense Limitation Agreement for the Forward Emerging Markets Fund (Investor Class shares) dated as of May
             1, 2008, incorporated by reference to Exhibit (h)(5)(e) to Post-Effective Amendment No. 47 to this
             Registration Statement filed with the Commission on April 29, 2008
------------------------------------------------------------------------------------------------------------------------
(h)(7)(f)    Expense Limitation Agreement for the Forward Emerging Markets Fund (Institutional Class shares) dated as of
             May 1, 2008, incorporated by reference to Exhibit (h)(5)(f) to Post-Effective Amendment No. 47 to this
             Registration Statement filed with the Commission on April 29, 2008
------------------------------------------------------------------------------------------------------------------------
(h)(7)(g)    Expense Limitation Agreement for the Forward Emerging Markets Fund (Class A shares) dated as of May 1,
             2008, incorporated by reference to Exhibit (h)(5)(g) to Post-Effective Amendment No. 47 to this
             Registration Statement filed with the Commission on April 29, 2008.
------------------------------------------------------------------------------------------------------------------------
(h)(7)(h)    Expense Limitation Agreement for the Forward Emerging Markets Fund (Class C shares) dated as of May 1,
             2008, incorporated by reference to Exhibit (h)(5)(h) to Post-Effective Amendment No. 47 to this
             Registration Statement filed with the Commission on April 29, 2008.
------------------------------------------------------------------------------------------------------------------------
(h)(7)(i)    Expense Limitation Agreement for the Forward Legato Fund (Investor Class shares) dated as of May 1, 2008, incorporated by reference to Exhibit (h)(5)(i) to Post-Effective Amendment No. 47 to this Registration
             Statement filed with the Commission on April 29, 2008.
------------------------------------------------------------------------------------------------------------------------
(h)(7)(j)    Expense Limitation Agreement for the Forward Legato Fund (Institutional Class shares) dated as of May 1,
             2008, incorporated by reference to Exhibit (h)(5)(j) to Post-Effective Amendment No. 47 to this
             Registration Statement filed with the Commission on April 29, 2008.
------------------------------------------------------------------------------------------------------------------------
(h)(7)(k)    Expense Limitation Agreement for the Forward Legato Fund (Class A shares) dated as of May 1, 2008, incorporated by reference to Exhibit (h)(5)(k) to Post-Effective Amendment No. 47 to this Registration
             Statement filed with the Commission on April 29, 2008.
------------------------------------------------------------------------------------------------------------------------
(h)(7)(l)    Expense Limitation Agreement for the Forward Legato Fund (Class C shares) dated as of May 1, 2008, incorporated by reference to Exhibit (h)(5)(l) to Post-Effective Amendment No. 47 to this Registration
             Statement filed with the Commission on April 29, 2008.
------------------------------------------------------------------------------------------------------------------------
(h)(7)(m)    Expense Limitation Agreement for the Forward Large Cap Equity Fund (Investor Class shares) dated May 1,
             2008, incorporated by reference to Exhibit (h)(5)(m) to Post-Effective Amendment No. 47 to this
             Registration Statement filed with the Commission on April 29, 2008.
------------------------------------------------------------------------------------------------------------------------
(h)(7)(n)    Expense Limitation Agreement for the Forward Large Cap Equity Fund (Institutional Class shares) May 1,
             2008, incorporated by reference to Exhibit (h)(5)(n) to Post-Effective Amendment No. 47 to this
             Registration Statement filed with the Commission on April 29, 2008.
------------------------------------------------------------------------------------------------------------------------
(h)(7)(o)    Expense Limitation Agreement for the Forward Large Cap Equity Fund (Class A shares) dated May 1, 2008, incorporated by reference to Exhibit (h)(5)(o) to Post-Effective Amendment No. 47 to this Registration
             Statement filed with the Commission on April 29, 2008.
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
(h)(7)(p)    Expense Limitation Agreement for the Forward Large Cap Equity Fund (Class C shares) dated May 1, 2008, incorporated by reference to Exhibit (h)(5)(p) to Post-Effective Amendment No. 47 to this Registration
             Statement filed with the Commission on April 29, 2008.
------------------------------------------------------------------------------------------------------------------------
(h)(7)(q)    Expense Limitation Agreement for the Forward International Fixed Income Fund (Investor Class shares) dated
             May 1, 2008, incorporated by reference to Exhibit (h)(5)(q) to Post-Effective Amendment No. 47 to this
             Registration Statement filed with the Commission on April 29, 2008.
------------------------------------------------------------------------------------------------------------------------
(h)(7)(r)    Expense Limitation Agreement for the Forward International Fixed Income Fund (Institutional Class shares)
             dated May 1, 2008, incorporated by reference to Exhibit (h)(5)(r) to Post-Effective Amendment No. 47 to
             this Registration Statement filed with the Commission on April 29, 2008.
------------------------------------------------------------------------------------------------------------------------
(h)(7)(s)    Expense Limitation Agreement for the Forward International Fixed Income Fund (Class A shares) dated May 1,
             2008, incorporated by reference to Exhibit (h)(5)(s) to Post-Effective Amendment No. 47 to this
             Registration Statement filed with the Commission on April 29, 2008.
------------------------------------------------------------------------------------------------------------------------
(h)(7)(t)    Expense Limitation Agreement for the Forward International Fixed Income Fund (Class C shares) dated May 1,
             2008, incorporated by reference to Exhibit (h)(5)(t) to Post-Effective Amendment No. 47 to this
             Registration Statement filed with the Commission on April 29, 2008.
------------------------------------------------------------------------------------------------------------------------
(h)(7)(u)    Expense Limitation Agreement for the Forward Asia Ex-Japan Equities Fund (Investor Class shares) dated May
             1, 2008, incorporated by reference to Exhibit (h)(5)(u) to Post-Effective Amendment No. 47 to this
             Registration Statement filed with the Commission on April 29, 2008.
------------------------------------------------------------------------------------------------------------------------
(h)(7)(v)    Expense Limitation Agreement for the Forward Asia Ex-Japan Equities Fund (Institutional Class shares) dated
             May 1, 2008, incorporated by reference to Exhibit (h)(5)(v) to Post-Effective Amendment No. 47 to this
             Registration Statement filed with the Commission on April 29, 2008.
------------------------------------------------------------------------------------------------------------------------
(h)(7)(w)    Expense Limitation Agreement for the Forward Asia Ex-Japan Equities Fund (Class A shares) dated May 1,
             2008, incorporated by reference to Exhibit (h)(5)(w) to Post-Effective Amendment No. 47 to this
             Registration Statement filed with the Commission on April 29, 2008.
------------------------------------------------------------------------------------------------------------------------
(h)(7)(x)    Expense Limitation Agreement for the Forward Asia Ex-Japan Equities Fund (Class C shares) dated May 1,
             2008, incorporated by reference to Exhibit (h)(5)(x) to Post-Effective Amendment No. 47 to this
             Registration Statement filed with the Commission on April 29, 2008.
------------------------------------------------------------------------------------------------------------------------
(h)(7)(y)    Expense Limitation Agreement for the Forward Eastern Europe Equities Fund (Investor Class shares) dated May
             1, 2008, incorporated by reference to Exhibit (h)(5)(y) to Post-Effective Amendment No. 47 to this
             Registration Statement filed with the Commission on April 29, 2008.
------------------------------------------------------------------------------------------------------------------------
(h)(7)(z)    Expense Limitation Agreement for the Forward Eastern Europe Equities Fund (Institutional Class shares)
             dated May 1, 2008, incorporated by reference to Exhibit (h)(5)(z) to Post-Effective Amendment No. 47 to
             this Registration Statement filed with the Commission on April 29, 2008.
------------------------------------------------------------------------------------------------------------------------
(h)(7)(aa)   Expense Limitation Agreement for the Forward Eastern Europe Equities Fund (Class A shares), dated May 1,
             2008, incorporated by reference to Exhibit (h)(5)(aa) to Post-Effective Amendment No. 47 to this
             Registration Statement filed with the Commission on April 29, 2008.
------------------------------------------------------------------------------------------------------------------------
(h)(7)(bb)   Expense Limitation Agreement for the Forward Eastern Europe Equities Fund (Class C shares) dated May 1,
             2008, incorporated by reference to Exhibit (h)(5)(bb) to Post-Effective Amendment No. 47 to this
             Registration Statement filed with the Commission on April 29, 2008.
------------------------------------------------------------------------------------------------------------------------
(h)(7)(cc)   Expense Limitation Agreement for the Forward Mini-Cap Fund (Investor Class shares) dated May 1, 2008, incorporated by reference to Exhibit (h)(5)(cc)to Post-Effective Amendment No. 47 to this Registration
             Statement filed with the Commission on April 29, 2008.
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
(h)(7)(dd)   Expense Limitation Agreement for the Forward Mini-Cap Fund (Institutional Class shares) dated May 1, 2008, incorporated by reference to Exhibit (h)(5)(dd) to Post-Effective Amendment No. 47 to this Registration
             Statement filed with the Commission on April 29, 2008.
------------------------------------------------------------------------------------------------------------------------
(h)(7)(ee)   Expense Limitation Agreement for the Forward Mini-Cap Fund (Class A shares) dated May 1, 2008, incorporated by reference to Exhibit (h)(5)(ee) to Post-Effective Amendment No. 47 to this Registration Statement filed with the Commission on April 29, 2008.
------------------------------------------------------------------------------------------------------------------------
(h)(7)(ff)   Expense Limitation Agreement for the Forward Mini-Cap Fund (Class C shares) dated May 1, 2008, incorporated by reference to Exhibit (h)(5)(ff) to Post-Effective Amendment No. 47 to this Registration Statement filed with the Commission on April 29, 2008.
------------------------------------------------------------------------------------------------------------------------
(h)(7)(gg)   Expense Limitation Agreement for the Forward Long/Short Credit Analysis Fund (Investor Class shares) dated
             May 1, 2008, incorporated by reference to Exhibit (h)(5)(gg) to Post-Effective Amendment No. 47 to this
             Registration Statement filed with the Commission on April 29, 2008.
------------------------------------------------------------------------------------------------------------------------
(h)(7)(hh)   Expense Limitation Agreement for the Forward Long/Short Credit Analysis Fund (Institutional Class shares)
             dated May 1, 2008, incorporated by reference to Exhibit (h)(5)(hh) to Post-Effective Amendment No. 47 to
             this Registration Statement filed with the Commission on April 29, 2008.
------------------------------------------------------------------------------------------------------------------------
(h)(7)(ii)   Expense Limitation Agreement for the Forward Long/Short Credit Analysis Fund (Class A shares) dated May 1,
             2008, incorporated by reference to Exhibit (h)(5)(ii) to Post-Effective Amendment No. 47 to this
             Registration Statement filed with the Commission on April 29, 2008.
------------------------------------------------------------------------------------------------------------------------
(h)(7)(jj)   Expense Limitation Agreement for the Forward Long/Short Credit Analysis Fund (Class C shares) dated May 1,
             2008, incorporated by reference to Exhibit (h)(5)(jj) to Post-Effective Amendment No. 47 to this
             Registration Statement filed with the Commission on April 29, 2008.
------------------------------------------------------------------------------------------------------------------------
(h)(8)       Compliance Support Services Agreement between the Registrant and the Advisor dated as of September 1, 2008, incorporated by reference to Exhibit (h)(8) to Post-Effective Amendment No. 50 to this Registration
             Statement filed with the Commission on October 17, 2008.
------------------------------------------------------------------------------------------------------------------------

(i)          Legal Opinion of Dechert LLP as to legality of securities being registered, filed herewith.

------------------------------------------------------------------------------------------------------------------------
(j)          Not Applicable.

------------------------------------------------------------------------------------------------------------------------
(k)          Not Applicable.
------------------------------------------------------------------------------------------------------------------------
(l)          Subscription Agreement between The HomeState Group and Forward Funds (formerly known as Emerald Mutual
             Funds), incorporated by reference to Exhibit (l)(3) to Post-Effective Amendment No. 26 to this Registration
             Statement filed with the Commission on February 28, 2005.
------------------------------------------------------------------------------------------------------------------------
(m)(1)       Distribution Services Agreement (Rule 12b-1 Plan) for Forward Growth Fund - Class A Shares, incorporated by reference to Exhibit (m)(1) to Post-Effective Amendment No. 32 to this Registration Statement filed with the Commission on October 27, 2005.
------------------------------------------------------------------------------------------------------------------------
(m)(2)       Distribution Services Agreement (Rule 12b-1 Plan) for Forward Banking and Finance Fund - Class A shares, incorporated by reference to Exhibit (m)(2) to Post-Effective Amendment No. 32 to this Registration
             Statement filed with the Commission on October 27, 2005.
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
(m)(3)(a)    Distribution Plan pursuant to Rule 12b-1 for the Investor Class shares of each of Forward Emerging Markets
             Fund, the Forward International Equity Fund, Forward Mini-Cap Fund, the Forward Small Cap Equity Fund, the
             Forward International Small Companies Fund, the Forward Progressive Real Estate Fund and the Sierra Club
             Stock Fund, incorporated by reference to Exhibit (m)(5) to Post-Effective Amendment No. 30 to this
             Registration Statement filed with the Commission on June 29, 2005.
------------------------------------------------------------------------------------------------------------------------

(m)(3)(b)    Amended Appendix A to the Distribution Plan pursuant to Rule 12b-1 for the Investor Class shares of each of the Accessor Frontier Markets Fund, the Accessor Strategic Alternatives Fund, the Forward Growth Fund, the
             Forward Banking and Finance Fund, the Forward Legato Fund, the Forward Long/Short Credit Analysis Fund, the
             Forward Emerging Markets Fund, the Forward International Equity Fund, the Forward Mini-Cap Fund, the
             Forward Small Cap Equity Fund, the Forward International Small Companies Fund, the Forward Progressive Real
             Estate Fund, the Sierra Club Stock Fund, the Forward Large Cap Equity Fund, the Forward International Fixed
             Income Fund, the Forward Asia Ex-Japan Equities Fund, the Forward Eastern Europe Equities Fund and the
             Forward HITR Fund, incorporated by reference to Exhibit (m)(3)(b) to Post-Effective Amendment No. 54 to
             this Registration Statement filed with the Commission on December 30, 2008.

------------------------------------------------------------------------------------------------------------------------
(m)(4)(a)    Distribution Plan pursuant to Rule 12b-1 for the Class A shares of each of the Forward Small Cap Equity
             Fund, the Forward International Small Companies Fund, the Forward Legato Fund and the Sierra Club Stock
             Fund, incorporated by reference to Exhibit (m)(6) to Post-Effective Amendment No. 30 to this Registration
             Statement filed with the Commission on June 29, 2005.
------------------------------------------------------------------------------------------------------------------------
(m)(4)(b)    Amended Appendix A to the Distribution Plan pursuant to Rule 12b-1 for the Class A shares of each of the
             Accessor Frontier Markets Fund, Forward Emerging Markets Fund, the Forward Mini-Cap Fund, Forward
             International Equity Fund, the Forward Long/Short Credit Analysis Fund, the Forward Progressive Real Estate
             Fund, the Forward Small Cap Equity Fund, the Forward International Small Companies Fund, the Forward Legato
             Fund, the Sierra Club Stock Fund, the Forward Large Cap Equity Fund and the Forward International Fixed
             Income Fund, the Forward Asia Ex-Japan Equities Fund, the Forward Eastern Europe Equities Fund and the
             Forward HITR Fund, incorporated by reference to Exhibit (m)(4)(b) to Post-Effective Amendment No. 50 to
             this Registration Statement filed with the Commission on October 17, 2008.
------------------------------------------------------------------------------------------------------------------------
(m)(5)(a)    Distribution Plan pursuant to Rule 12b-1 for the Class C shares of the Forward Long/Short Credit Analysis
             Fund, incorporated by reference to Exhibit (m)(8) to Post-Effective Amendment No. 38 to this Registration
             Statement filed with the Commission on December 27, 2006.
------------------------------------------------------------------------------------------------------------------------
(m)(5)(b)    Amended Appendix A to the Distribution Plan pursuant to Rule 12b-1 for the Class C shares of each of the
             Forward Growth Fund, the Forward Banking and Finance Fund, the Forward Legato Fund, the Forward Long/Short
             Credit Analysis Fund, the Forward Emerging Markets Fund, the Forward International Equity Fund, the Forward
             Mini-Cap Fund, the Forward Small Cap Equity Fund, the Forward International Small Companies Fund, the
             Forward Progressive Real Estate Fund, the Sierra Club Stock Fund, the Forward Large Cap Equity Fund, the
             Forward International Fixed Income Fund, the Forward Asia Ex-Japan Equities Fund and the Forward Eastern
             Europe Equities Fund, incorporated by reference to Exhibit (m)(7)(b) to Post-Effective Amendment No. 47 to
             this Registration Statement filed with the Commission on April 29, 2008.
------------------------------------------------------------------------------------------------------------------------
(m)(6)(a)    Distribution and Service Plan for A Class and C Class shares of each of the Accessor Growth Fund, the
             Accessor Value Fund, the Accessor Small To Mid Cap Fund, the Accessor International Equity Fund, the
             Accessor Intermediate Fixed-Income Fund, the Accessor Short-Intermediate Fixed-Income Fund, the Accessor
             Mortgage Securities Fund, the Accessor High Yield Bond Fund, the Accessor U.S. Government Money Fund, the
             Accessor Income Allocation Fund, the Accessor Income & Growth Allocation Fund, the Accessor Balanced
             Allocation Fund, the Accessor Growth & Income Allocation Fund, the Accessor Growth Allocation Fund and the
             Accessor Aggressive Growth Allocation Fund, incorporated by reference to Exhibit (m)(7)(a) to
             Post-Effective Amendment No. 49 to this Registration Statement filed with the Commission on August 25,
             2008.
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
(m)(6)(b)    Distribution and Service Plan for Investor Class shares of each of the Accessor Growth Fund, the Accessor
             Value Fund, the Accessor Small To Mid Cap Fund, the Accessor International Equity Fund, the Accessor
             Intermediate Fixed-Income Fund, the Accessor Short-Intermediate Fixed-Income Fund, the Accessor Mortgage
             Securities Fund, the Accessor High Yield Bond Fund, the Accessor U.S. Government Money Fund, the Accessor
             Income Allocation Fund, the Accessor Income & Growth Allocation Fund, the Accessor Balanced Allocation
             Fund, the Accessor Growth & Income Allocation Fund, the Accessor Growth Allocation Fund and the Accessor
             Aggressive Growth Allocation Fund, incorporated by reference to Exhibit (m)(7)(b) to Post-Effective
             Amendment No. 49 to this Registration Statement filed with the Commission on August 25, 2008.
------------------------------------------------------------------------------------------------------------------------

(n)          Multiple Class Plan pursuant to Rule 18f-3, incorporated by reference to Exhibit (n) to Post-Effective
             Amendment No. 53 to this Registration Statement filed with the Commission on December 15, 2008.

------------------------------------------------------------------------------------------------------------------------
(o)          Not applicable.
------------------------------------------------------------------------------------------------------------------------
(p)(1)       Registrant's Code of Ethics, incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 34
             to this Registration Statement filed with the Commission on May 1, 2006.
------------------------------------------------------------------------------------------------------------------------

(p)(2)       Code of Ethics of the Advisor, incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No.
             47 to this Registration Statement filed with the Commission on April 29, 2008.
------------------------------------------------------------------------------------------------------------------------
(p)(3)       Code of Ethics of Pictet Ltd. and Pictet Asset Management SA, incorporated by reference to Exhibit (p)(3)
             to Post-Effective Amendment No. 50 to this Registration Statement filed with the Commission on October 17,
             2008.

------------------------------------------------------------------------------------------------------------------------
(p)(4)       Amended Code of Ethics of Hoover, incorporated by reference to Exhibit (p)(4) to Post-Effective Amendment
             No. 48 to this Registration Statement filed with the Commission on June 11, 2008.
------------------------------------------------------------------------------------------------------------------------

(p)(5)       Code of Ethics of Uniplan, incorporated by reference to Exhibit (p)(6) to Post-Effective Amendment No. 30
             to this Registration Statement filed with the Commission on June 29, 2005.
------------------------------------------------------------------------------------------------------------------------
(p)(6)       Code of Ethics of Conestoga incorporated by reference to Exhibit (p)(7) to Post-Effective Amendment No. 30
             to this Registration Statement filed with the Commission on June 29, 2005.
------------------------------------------------------------------------------------------------------------------------
(p)(7)       Amended Code of Ethics of Netols, incorporated by reference to Exhibit (p)(7) to Post-Effective Amendment
             No. 41 to this Registration Statement filed with the Commission on July 16, 2007.
------------------------------------------------------------------------------------------------------------------------
(p)(8)       Code of Ethics of Riverbridge, incorporated by reference to Exhibit (p)(8) to Post-Effective Amendment No.
             48 to this Registration Statement filed with the Commission on June 11, 2008.

------------------------------------------------------------------------------------------------------------------------
(p)(9)       Amended Code of Ethics of EMFAT, incorporated by reference to Exhibit (p)(9) to Post-Effective Amendment
             No. 38 to this Registration Statement filed with the Commission on December 27, 2006.
------------------------------------------------------------------------------------------------------------------------
(p)(10)      Code of Ethics of ALPS Distributors, incorporated by reference to Exhibit (p)(12) to Post-Effective
             Amendment No. 34 to this Registration Statement filed with the Commission on May 1, 2006.
------------------------------------------------------------------------------------------------------------------------

(p)(11)      Code of Ethics of Cedar Ridge, incorporated by reference to Exhibit (p)(12) to Post-Effective Amendment No.
             38 to this Registration Statement filed with the Commission on December 27, 2006.

------------------------------------------------------------------------------------------------------------------------
(p)(12)      Code of Ethics of Piedmont, incorporated by reference to Exhibit (p)(7) to Post-Effective Amendment No. 41
             to this Registration Statement filed with the Commission on July 16, 2007.
------------------------------------------------------------------------------------------------------------------------

(p)(13)      Code of Ethics of Smith Asset, incorporated by reference to Exhibit (p)(13) to Post-Effective Amendment No.
             49 to this Registration Statement filed with the Commission on August 25, 2008.

------------------------------------------------------------------------------------------------------------------------
(p)(14)      Code of Ethics of First Western Investment Management Inc., incorporated by reference to Exhibit (p)(14) to
             Post-Effective Amendment No. 49 to this Registration Statement filed with the Commission on August 25,
             2008.
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
(p)(15)      Code of Ethics of Pacific Investment Management Company LLC, incorporated by reference to Exhibit (p)(15)
             to Post-Effective Amendment No. 49 to this Registration Statement filed with the Commission on August 25,
             2008.
------------------------------------------------------------------------------------------------------------------------
(p)(16)      Code of Ethics of Pennant Management, Inc., incorporated by reference to Exhibit (p)(16) to Post-Effective
             Amendment No. 49 to this Registration Statement filed with the Commission on August 25, 2008.
------------------------------------------------------------------------------------------------------------------------
(p)(17)      Code of Ethics of Blackrock Financial Management, Inc., incorporated by reference to Exhibit (p)(17) to
             Post-Effective Amendment No. 49 to this Registration Statement filed with the Commission on August 25,
             2008.
------------------------------------------------------------------------------------------------------------------------
(p)(18)      Code of Ethics of Los Angeles Capital Management and Equity Research, Inc., incorporated by reference to
             Exhibit (p)(18) to Post-Effective Amendment No. 49 to this Registration Statement filed with the
             Commission on August 25, 2008.
------------------------------------------------------------------------------------------------------------------------
(p)(19)      Code of Ethics of Acadian Asset Management LLC, incorporated by reference to Exhibit (p)(19) to
             Post-Effective Amendment No. 49 to this Registration Statement filed with the Commission on August 25,
             2008.
------------------------------------------------------------------------------------------------------------------------
(p)(20)      Code of Ethics of SEI Investments Distribution Co., incorporated by reference to Exhibit (p)(20) to
             Post-Effective Amendment No. 49 to this Registration Statement filed with the Commission on August 25,
             2008.
------------------------------------------------------------------------------------------------------------------------
(q)          Powers of Attorney, incorporated by reference to Exhibit (j) to Post-Effective Amendment No. 45 to this
             Registration Statement filed with the Commission on December 26, 2007.
------------------------------------------------------------------------------------------------------------------------

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUNDS.

Registrant is controlled by its Board of Trustees. Certain of Registrant's trustees serve on the board of directors/trustees of certain other registered investment companies. (See "Management of the Funds - Trustees" in Part B hereof.)

ITEM 25. INDEMNIFICATION

The Registrant's Amended and Restated Declaration of Trust ("Declaration of Trust"), attached as Exhibit (a) to Post-Effective Amendment No. 40 to this Registration Statement, and Amended and Restated By-Laws, attached as Exhibit
(b) to Post-Effective Amendment No. 39 to this Registration Statement, provide among other things, that current and former trustees and officers who were or are a party, or are threatened to be made a party, to any proceeding or claim by reason of the fact that such person is or was a Trustee or officer of the Registrant, shall be indemnified against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding, if it is determined that such person acted in good faith and reasonably believed: (a) that his conduct was in the Registrant's best interests and (b) in the case of a criminal proceeding, that he had no reasonable cause to believe his conduct was unlawful; provided that, the trustees and officers of the Registrant shall not be entitled to indemnification or held harmless if such liabilities were a result of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office, or in respect of any claim or proceeding as to which such person shall have been adjudicated by a court or other competent body to be liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the person's official capacity.

The Distribution Agreement between the Registrant and ALPS Distributors, with respect to the Forward Series of the Registrant, filed as Exhibit (e) to Post-Effective Amendment No. 32 to this Registration Statement, provides for indemnification of ALPS Distributors, its officers and directors and any person who controls ALPS Distributors.


The Distribution Agreement between the Registrant and SEI, with respect to the Accessor Series of the Registrant, limits the liability of the Registrant to liabilities arising by reason of any person acquiring any Shares, based upon the ground that the registration statement, prospectus(es), statement(s) of additional information, shareholder reports or other information filed or made public by the Fund (as amended from time to time) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, the 1940 Act or any statute or the common law and by reason of its willful misfeasance, bad faith or negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Agreement.

The Registrant has in effect a directors' and officers' liability policy covering specific types of errors and omissions.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to trustees, officers and controlling persons of the Registrant pursuant to such provisions of the Declaration of Trust, Underwriting Agreement, or statutes or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission ("SEC"), such indemnification is against public policy as expressed in said Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares of the Registrant, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISORS

Forward Management performs investment advisory services for Registrant. The directors and officers of Forward Management and their other business affiliations for the past two fiscal years are:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            TITLE, CAPACITY OF
                                      NAME AND ADDRESS OF OTHER BUSINESS                                ENGAGEMENT, DESCRIPTION OF
         NAME AND TITLE                          CONNECTIONS                          DATES                      BUSINESS
------------------------------------------------------------------------------------------------------------------------------------
J. Alan Reid, Jr., President      ReFlow Management Co., LLC                  August 2001 to         President and Director,
                                  433 California Street                       present                investment services company
                                  Suite 1100
                                  San Francisco, CA 94104
------------------------------------------------------------------------------------------------------------------------------------
                                  ReFlow Fund                                 2001 to present        President and Director,
                                  433 California Street                                              investment services company
                                  Suite 1100
                                  San Francisco, CA 94104
------------------------------------------------------------------------------------------------------------------------------------
                                  FOLIOfn, Inc.                               2002 to present        Director, financial services
                                  8000 Towers Crescent Drive                                         company
                                  Suite 1500
                                  Vienna, VA 22182
------------------------------------------------------------------------------------------------------------------------------------
Mary Curran, General              Forward Funds                               2004 to June 2006      Chief Compliance Officer,
Counsel and Secretary             433 California Street                                              registered investment company
                                  Suite 1100
                                  San Francisco, CA 94104
------------------------------------------------------------------------------------------------------------------------------------
                                  ReFlow Management Co., LLC                  June 2004 to present   Secretary, investment services
                                  433 California Street                                              company
                                  Suite 1100
                                  San Francisco, CA 94104
------------------------------------------------------------------------------------------------------------------------------------
Judith M. Rosenberg, Chief        ReFlow Management Co., LLC                  July 2005 - August     Chief Compliance Officer,
Compliance Officer                433 California Street                       2007                   investment services company
                                  Suite 1100
                                  San Francisco, CA 94104
------------------------------------------------------------------------------------------------------------------------------------
Gordon P. Getty, Chairman         ReFlow Management Co., LLC                  August 2001 to         Chairman of the Board,
of the Board                      433 California Street                       present                investment services company
                                  Suite 1100
                                  San Francisco, CA 94104
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey P. Cusack, Director       Rex                                         October 2005 to        Managing Director, real estate
                                  101 California Street, Suite 1950           present                finance company
                                  San Francisco, CA 94111
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
James J. Halligan, Director       ReFlow Management Co., LLC                  August 2001 to         Director, investment services
                                  433 California Street                       present                company
                                  Suite 1100
                                  San Francisco, CA 94104
------------------------------------------------------------------------------------------------------------------------------------
William A. Prezant,               Prezant & Mollath                           1988 to present        Self-employed, law practice
Director                          Attorneys at Law
                                  6560 SW McCarran Blvd.
                                  Reno, NV 89509
------------------------------------------------------------------------------------------------------------------------------------
                                  Torrey International Strategy Partners      November 2002 to       Manager (Director), registered
                                  505 Park Avenue                             present                investment company
                                  5th Fl.
                                  New York, NY 10022
------------------------------------------------------------------------------------------------------------------------------------
                                  Torrey US Strategy Partners                 September 2002 to      Manager (Director), registered
                                  505 Park Avenue                             present                investment company
                                  5th Fl.
                                  New York, NY 10022
------------------------------------------------------------------------------------------------------------------------------------
                                  Strategic Hotels & Resorts                  March 2006 to          Director, Real Estate
                                  777 West Wacker, Suite 4600                 present                Investment Fund
                                  Chicago, IL 60601
------------------------------------------------------------------------------------------------------------------------------------
                                  MacGregor Golf Company                      December 2006 -        Director, golf equipment and
                                  1000 Pecan Grove Drive                      present                apparel company
                                  Albany, GA 31701
------------------------------------------------------------------------------------------------------------------------------------
Toby Rosenblatt, Director         Founders Investments Ltd.                   1999 to present        President, private investment
                                  3409 Pacific Avenue                                                company
                                  San Francisco, CA 94118
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Equity Liquidity Funds            March 2005 to          Director (independent), mutual
                                  40 E. 52nd Street                           present                funds
                                  New York, NY 10022
------------------------------------------------------------------------------------------------------------------------------------
                                  A.P. Pharma                                 1983 to present        Director, specialty
                                  123 Saginaw Drive                                                  pharmaceuticals company
                                  Redwood City, CA 94063
------------------------------------------------------------------------------------------------------------------------------------
                                  Pharin Pharmaceuticals                      1993 to present        Director, specialty
                                  123 Saginaw Drive                                                  pharmaceuticals company
                                  Redwood City, CA 94063
------------------------------------------------------------------------------------------------------------------------------------
Thomas E. Woodhouse,              Minerva Office Management, Inc.             January 2002 to        Trust Administrator, President;
Director                          1325 Airmotive Way                          present                trust administration company
                                  Suite 340
                                  Reno, Nevada 89502
------------------------------------------------------------------------------------------------------------------------------------
                                  Vallejo Investments, Inc.                   January 2002 to        CEO, family office
                                  One Embarcadero Center                      present
                                  Suite 1050
                                  San Francisco, CA 94111
------------------------------------------------------------------------------------------------------------------------------------
                                  ReFlow Management Co., LLC                  August 2001 to         Director, investment services
                                  433 California Street                       present                company
                                  Suite 1100
                                  San Francisco, CA 94104
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
David H. Chow, Director           Torch Hill Investment Partners LLC          July 2007 to present   Vice-Chairman and Chief
                                  655 15th St. NW, Ste. 810                                          Investment Officer, private
                                  Washington, DC 20005                                               equity investment firm
------------------------------------------------------------------------------------------------------------------------------------
                                  DanCourt Management LLC                     April 1999 to          Chairman and Chief Executive
                                  1771 Post Road East, Suite 178              present                Officer, strategy/management
                                  Westport, CT 06880                                                 consulting firm
------------------------------------------------------------------------------------------------------------------------------------
                                  Van Eck Market Vectors ETF Trust            May 2006 to present    Chairman of the Board of
                                  99 Park Avenue                                                     Trustees, exchange-traded fund
                                  New York, NY 10016                                                 complex
------------------------------------------------------------------------------------------------------------------------------------
                                  PCX Holdings, Inc.                          August 2002 to March   Chief Strategist/Lead Strategy
                                  115 Sansome Street                          2006                   Consultant, United States
                                  San Francisco, CA 94104                                            regional securities exchange
------------------------------------------------------------------------------------------------------------------------------------

EMFAT performs investment advisory services for Registrant. The trustees and officers of EMFAT and their other business affiliations for the past two fiscal years are:

------------------------------------------------------------------------------------------------------------------------------------
                                      NAME AND ADDRESS OF OTHER BUSINESS                              TITLE, CAPACITY OF ENGAGEMENT,
         NAME AND TITLE                          CONNECTIONS                          DATES              DESCRIPTION OF BUSINESS
------------------------------------------------------------------------------------------------------------------------------------
Kenneth Mertz                     Emerald Advisers                            Since January 1,       President, Portfolio Manager,
President, CIO                    1703 Oregon Pike                            1992                   Investment Adviser
Portfolio Manager                 Lancaster, PA 17601
------------------------------------------------------------------------------------------------------------------------------------
Edward Pohl, CFO                  Emerald Advisers                            Since June 1, 2001     Chief Financial Officer, Chief
Treasurer                         1703 Oregon Pike                                                   Operating Officer, Investment
                                  Lancaster, PA 17601                                                Adviser
------------------------------------------------------------------------------------------------------------------------------------
                                  Emerald Fixed Income Advisers               Since February 1,      Managing Director, Investment
                                  1703 Oregon Pike                            2006                   Adviser
                                  Lancaster, PA 17601
------------------------------------------------------------------------------------------------------------------------------------
Daniel Moyer                      Emerald Advisers                            Since October 1,       Executive Vice President,
Executive Vice President          1703 Oregon Pike                            1992                   Managing Director, Investment
                                  Lancaster, PA 17601                                                Adviser
------------------------------------------------------------------------------------------------------------------------------------
James Meehan                      Emerald Advisers                            Since May 1, 1999      Chief Compliance Officer,
Chief Compliance Officer          1703 Oregon Pike                                                   Investment Adviser
                                  Lancaster, PA 17601
------------------------------------------------------------------------------------------------------------------------------------
                                  Emerald Fixed Income Advisers               Since February 1,      Chief Compliance Officer,
                                  1703 Oregon Pike                            2006                   Investment Adviser
                                  Lancaster, PA 17601
------------------------------------------------------------------------------------------------------------------------------------
Stacy Sears                       Emerald Advisers                            Since October 1,       Senior Vice President,
                                  1703 Oregon Pike                            1992                   Portfolio Manager, Investment
                                  Lancaster, PA 17601                                                Adviser
------------------------------------------------------------------------------------------------------------------------------------

Pictet Asset Management Limited performs investment advisory services for Registrant. The directors and officers of Pictet Asset Management Limited and their other business affiliations for the past two fiscal year are:

------------------------------------------------------------------------------------------------------------------------------------
                                      NAME AND ADDRESS OF OTHER BUSINESS                              TITLE, CAPACITY OF ENGAGEMENT,
         NAME AND TITLE                          CONNECTIONS                          DATES              DESCRIPTION OF BUSINESS
------------------------------------------------------------------------------------------------------------------------------------
Rod Hearn                         Pictet (London) Ltd                         ongoing                Director
                                  Pictet Administration Services Ltd
                                  Pictet Asset Management Ltd
------------------------------------------------------------------------------------------------------------------------------------
                                  Worldwide SICAV
                                  1, Boulevard Royal
                                  L-2449 LUXEMBOURG

                                  Al Dar Islamic Fund, SICAV
                                  1, Boulevard Royal
                                  L-2449 LUXEMBOURG
------------------------------------------------------------------------------------------------------------------------------------
Nicholas Johnson                  Pictet (London) Ltd                         ongoing                Director
                                  Pictet Administration Services Ltd
                                  Pictet Asset Management Ltd
------------------------------------------------------------------------------------------------------------------------------------
                                  NPJ Asset Management LLP                    Since May 8, 2007      Director
                                  11-12 Tokenhouse Yard
                                  London, EC2R 7AS
------------------------------------------------------------------------------------------------------------------------------------
Rolf Banz                         Pictet Asset Management SA                  ongoing                Director
                                  Pictet Asset Management Ltd
------------------------------------------------------------------------------------------------------------------------------------
Gavin Sharpe                      Helvea Limited                              ongoing                Chief Financial Officer and
                                  5 Royal Exchange Buildings                                         Director
                                  London
                                  EC3V 3NL

                                  Pictet (London) Ltd
                                  Pictet Administration Services Ltd
                                  Pictet Asset Management SA
                                  Pictet Asset Management Ltd
                                  Pictet Investment Company Limited
------------------------------------------------------------------------------------------------------------------------------------
Renaud De Planta                  Pictet & Cie                                ongoing                Chief Executive Officer,
                                  Pictet Asset Management SA                                         Director
                                  Pictet Asset Management Ltd
                                  Pictet Canada L.P.
                                  Pictet Holding LLP
------------------------------------------------------------------------------------------------------------------------------------
David Cawthrow                    Pictet Asset Management SA                  Since June 27,         Chief Compliance Officer
                                  Pictet Asset Management Ltd                 2005
                                  Pictet Investment Company Limited
------------------------------------------------------------------------------------------------------------------------------------
                                  Morley Fund Management Intl. Inc.           To June 24, 2005       Chief Compliance Officer
                                  1 Poultry, London EC2R 8EJ
------------------------------------------------------------------------------------------------------------------------------------
Christoph Lanter                  Pictet Asset Management SA                  ongoing                Head of Business Development
                                  Pictet Asset Management Ltd                                        and Client Relations
------------------------------------------------------------------------------------------------------------------------------------
Nicholas Mustoe                   Pictet Asset Management SA                  ongoing                Head of Equities, Director
                                  Pictet Asset Management Ltd
------------------------------------------------------------------------------------------------------------------------------------
                                  Caduceus Estates Limited                    To May 31, 2006        Director
                                  Hermes Asset Management Limited
                                  Hermes Focus Asset Management Europe Ltd
                                  Hermes Focus Asset Management Limited
                                  Hermes Investment Management Limited
                                  Hermes Pensions Management Limited
                                  Hermes Real Estate Investment Management
                                  Ltd
                                  Leconport Estates
                                  Leconport Properties
                                  HCIF Index Sub Fund Limited
                                  Hermes Absolute Return Fund (Guernsey)
                                  Limited
                                  Hermes Commodities Investment Fund
                                  Limited
                                  MEPC (1946) Limited
                                  MEPC Limited

                                  Addresses unknown - previous company
------------------------------------------------------------------------------------------------------------------------------------
Sebastien Eisinger                Pictet Asset Management SA                  Since September        Head of Fixed Income
                                  Pictet Asset Management Ltd                 1, 2007
------------------------------------------------------------------------------------------------------------------------------------
Olivier Ginguene                  Pictet Asset Management SA                  Since August 2005      Head of Quantitative Investment
                                  Pictet Asset Management Ltd
------------------------------------------------------------------------------------------------------------------------------------
Marc Briol                        Pictet Asset Management SA                  ongoing                Chief Operating Officer
                                  Pictet Asset Management Ltd
------------------------------------------------------------------------------------------------------------------------------------

Pictet Asset Management SA performs investment advisory services for Registrant. The directors and officers of Pictet Asset Management SA and their other business affiliations for the past two fiscal year are:

------------------------------------------------------------------------------------------------------------------------------------
                                      NAME AND ADDRESS OF OTHER BUSINESS                              TITLE, CAPACITY OF ENGAGEMENT,
         NAME AND TITLE                          CONNECTIONS                          DATES              DESCRIPTION OF BUSINESS
------------------------------------------------------------------------------------------------------------------------------------
Rolf Banz                         Pictet Asset Management SA                  ongoing                Director and Chief Investment
                                  Pictet Asset Management Ltd                                        Architect and Product Manager
------------------------------------------------------------------------------------------------------------------------------------
Gavin Sharpe                      Helvea Limited                              ongoing                Director and Chief Financial
                                  5 Royal Exchange Buildings                                         Officer
                                  London
                                  EC3V 3NL

                                  Pictet (London) Ltd
                                  Pictet Administration Services Ltd
                                  Pictet Asset Management SA
                                  Pictet Asset Management Ltd
                                  Pictet Investment Company Limited
------------------------------------------------------------------------------------------------------------------------------------
Renaud De Planta                  Pictet & Cie                                ongoing                Partner, Chief Executive
                                  Pictet Asset Management SA                                         Officer and Director
                                  Pictet Asset Management Ltd
                                  Pictet Canada L.P.
                                  Pictet Holding LLP
------------------------------------------------------------------------------------------------------------------------------------
David Cawthrow                    Pictet Asset Management SA                  Since June 27,         Chief Compliance Officer
                                  Pictet Asset Management Ltd                 2005
                                  Pictet Investment Company Limited
------------------------------------------------------------------------------------------------------------------------------------
                                  Morley Fund Management Intl. Inc.           To June 24, 2005       Chief Compliance Officer
                                  1 Poultry, London EC2R 8EJ
------------------------------------------------------------------------------------------------------------------------------------
Marc Tonnerre                     Pictet Asset Management SA                  ongoing                Head of Compliance (Geneva)
------------------------------------------------------------------------------------------------------------------------------------

Hoover performs investment advisory services for Registrant. The directors and officers of Hoover and their business affiliations for the past two fiscal years are:

------------------------------------------------------------------------------------------------------------------------------------
                                      NAME AND ADDRESS OF OTHER BUSINESS                              TITLE, CAPACITY OF ENGAGEMENT,
         NAME AND TITLE                          CONNECTIONS                          DATES              DESCRIPTION OF BUSINESS
------------------------------------------------------------------------------------------------------------------------------------
Irene G. Hoover, CFA; Managing    None
Member and Chief Investment
Officer
------------------------------------------------------------------------------------------------------------------------------------
Beverly Hoffmann, CFO and CCO     None
------------------------------------------------------------------------------------------------------------------------------------
Stephen J. Cullen, Director of    None
Market Analysis and Equity
Trading
------------------------------------------------------------------------------------------------------------------------------------
Nancy R. Rimington, Director      None
of Client Service and Marketing
------------------------------------------------------------------------------------------------------------------------------------
David Schneider, Associate        None
Portfolio Manager and Senior
Analyst
------------------------------------------------------------------------------------------------------------------------------------
Jane M. Hecht, Director of        None
Operations
------------------------------------------------------------------------------------------------------------------------------------

Forward Uniplan Advisors, Inc. performs investment advisory services for Registrant. The directors and officers of Forward Uniplan Advisors, Inc. and their business affiliations for the past two fiscal years are:

------------------------------------------------------------------------------------------------------------------------------------
                                      NAME AND ADDRESS OF OTHER BUSINESS                              TITLE, CAPACITY OF ENGAGEMENT,
         NAME AND TITLE                          CONNECTIONS                          DATES              DESCRIPTION OF BUSINESS
------------------------------------------------------------------------------------------------------------------------------------
Richard Imperiale                 Uniplan Consulting, LLC                     1998 to present        Managing Director, real estate
President                                                                                            investment consulting company

                                  Inland Retail Real Estate Investment        January 2002 to        Chairman of the Board, Real
                                  Trust                                       February 2007          Estate Investment Trust
------------------------------------------------------------------------------------------------------------------------------------

Netols Asset Management, Inc. performs investment advisory services for Registrant. The directors and officers of Netols Asset Management, Inc. and their business affiliations for the past two fiscal years are:

------------------------------------------------------------------------------------------------------------------------------------
                                      NAME AND ADDRESS OF OTHER BUSINESS                              TITLE, CAPACITY OF ENGAGEMENT,
         NAME AND TITLE                          CONNECTIONS                          DATES              DESCRIPTION OF BUSINESS
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey W. Netols                 None
President and Portfolio
Management
------------------------------------------------------------------------------------------------------------------------------------

Riverbridge Partners, LLC performs investment advisory services for Registrant. The partners of Riverbridge Partners, LLC and their business affiliations for the past two fiscal years are:

------------------------------------------------------------------------------------------------------------------------------------
                                      NAME AND ADDRESS OF OTHER BUSINESS                              TITLE, CAPACITY OF ENGAGEMENT,
         NAME AND TITLE                          CONNECTIONS                          DATES              DESCRIPTION OF BUSINESS
------------------------------------------------------------------------------------------------------------------------------------
Mark Thompson Principal           None
------------------------------------------------------------------------------------------------------------------------------------
Rick Moulton Principal            None
------------------------------------------------------------------------------------------------------------------------------------
John Peyton Principal             None
------------------------------------------------------------------------------------------------------------------------------------
Robert Hensel Principal           None
------------------------------------------------------------------------------------------------------------------------------------
Philip Dobrzynski Principal       None
------------------------------------------------------------------------------------------------------------------------------------
Andrew Turner Principal           None
------------------------------------------------------------------------------------------------------------------------------------
Dana Feick Principal              None
------------------------------------------------------------------------------------------------------------------------------------

Conestoga Capital Advisors, LLC performs investment advisory services for Registrant. The directors and officers of Conestoga Capital Advisors, LLC and their business affiliations for the past two fiscal years are:

------------------------------------------------------------------------------------------------------------------------------------
                                      NAME AND ADDRESS OF OTHER BUSINESS                              TITLE, CAPACITY OF ENGAGEMENT,
         NAME AND TITLE                          CONNECTIONS                          DATES              DESCRIPTION OF BUSINESS
------------------------------------------------------------------------------------------------------------------------------------
William C. Martindale, Jr.        None
Managing Partner
------------------------------------------------------------------------------------------------------------------------------------
W. Christopher Maxwell            Maxwell Associates                          Since                  Principal,
Managing Partner                  20561 Rock Hall Avenue, Suite 6             January 1, 1997        Consulting Services,
                                  Rock Hall, MD 21661                                                Consulting to Investment
                                                                                                     Management Firms
------------------------------------------------------------------------------------------------------------------------------------
Robert M. Mitchell                None
Managing Partner
------------------------------------------------------------------------------------------------------------------------------------
Duane R. D'Orazio                 None
Managing Partner
------------------------------------------------------------------------------------------------------------------------------------
Mark S. Clewett                   Delaware Investments                        January 1, 1997        Senior Vice President,
Director - Institutional Sales    1 Commerce Square                           - December 31,         Institutional Sales, Investment
and Client Service                Philadelphia, PA 19103                      2005                   Management
------------------------------------------------------------------------------------------------------------------------------------

Piedmont Investment Advisors, LLC performs investment advisory services for Registrant. The directors and officers of Piedmont and their business affiliations for the past two fiscal years are:

------------------------------------------------------------------------------------------------------------------------------------
                                      NAME AND ADDRESS OF OTHER BUSINESS                              TITLE, CAPACITY OF ENGAGEMENT,
         NAME AND TITLE                          CONNECTIONS                          DATES              DESCRIPTION OF BUSINESS
------------------------------------------------------------------------------------------------------------------------------------
Isaac H. Green, President         None
------------------------------------------------------------------------------------------------------------------------------------
Bert Collins                      North Carolina Mutual Life Insurance        12/31/04 - present     Chairman, Board Member,
                                  Company                                                            Insurance Business
                                  411 West Chapel Hill Street
                                  Durham, NC 27701
------------------------------------------------------------------------------------------------------------------------------------
Dawn Alston Paige, Sr. V.P.       None
Piedmont
------------------------------------------------------------------------------------------------------------------------------------
Andrew Silton                     AMS Financial Consulting Services, LLC      02/05 - present        President, Board Member,
                                  301 Highgrove Drive                                                Consulting Services
                                  Chapel Hill, NC  27516
------------------------------------------------------------------------------------------------------------------------------------
Victor Hymes                      Legato Capital Management, LLC              02/28/07 -             President, Board Member,
                                  433 California Street, 11th Floor           present                Strategic Advisory Services
                                  San Francisco, CA  94104
------------------------------------------------------------------------------------------------------------------------------------
Charles L. Curry, Sr. V.P.        None
Piedmont
------------------------------------------------------------------------------------------------------------------------------------
Sumali Sanyal, Sr. V.P.           None
Piedmont
------------------------------------------------------------------------------------------------------------------------------------
Zaid Abdul-Aleem, V.P. Piedmont   None
------------------------------------------------------------------------------------------------------------------------------------
Clarissa Parker, V.P. Piedmont    None
------------------------------------------------------------------------------------------------------------------------------------
Della-Hood Laster, V. P.          None
Piedmont
------------------------------------------------------------------------------------------------------------------------------------
Dina Falzon, V.P. Piedmont        None
------------------------------------------------------------------------------------------------------------------------------------
Marion P. White, V.P. Piedmont    None
------------------------------------------------------------------------------------------------------------------------------------
Tonita F. Lipscomb, S.V.P.        None
Piedmont
------------------------------------------------------------------------------------------------------------------------------------

Cedar Ridge Partners, LLC performs investment advisory services for Registrant. The partners of Cedar Ridge and their other business affiliations for the past two fiscal years are:

------------------------------------------------------------------------------------------------------------------------------------
                                      NAME AND ADDRESS OF OTHER BUSINESS                              TITLE, CAPACITY OF ENGAGEMENT,
         NAME AND TITLE                          CONNECTIONS                          DATES              DESCRIPTION OF BUSINESS
------------------------------------------------------------------------------------------------------------------------------------
Alan E. Hart, Managing Partner    Bear Stearns & Co. Inc.                     January 2004 -         Managing Director, Investment
                                  383 Madison Avenue                          March 2004             Banking - Municipal Finance
                                  New York, NY 10179
------------------------------------------------------------------------------------------------------------------------------------
Guy J. Benstead, Partner          Bear Stearns & Co. Inc.                     January 2004 -         Managing Director,
                                  383 Madison Avenue                          March 2005             Institutional Fixed-Income
                                  New York, NY 10179                                                 Sales
------------------------------------------------------------------------------------------------------------------------------------

Smith Asset Management, L.P. performs investment advisory services for Registrant. The directors,officers or partners of Smith and their other business affiliations for the past two fiscal years are:

------------------------------------------------------------------------------------------------------------------------------------
                                      NAME AND ADDRESS OF OTHER BUSINESS                              TITLE, CAPACITY OF ENGAGEMENT,
         NAME AND TITLE                          CONNECTIONS                          DATES              DESCRIPTION OF BUSINESS
------------------------------------------------------------------------------------------------------------------------------------
Stephen S. Smith, Founder &       None
Chief Executive Officer
------------------------------------------------------------------------------------------------------------------------------------
John D. Brim, Portfolio Manager   None
------------------------------------------------------------------------------------------------------------------------------------
Blake H. Estess, Managing         None
Director
------------------------------------------------------------------------------------------------------------------------------------

First Western Investment Management Inc. performs investment advisory services for Registrant. The directors and officers of First Western and their other business affiliations for the past two fiscal years are:

------------------------------------------------------------------------------------------------------------------------------------
                                      NAME AND ADDRESS OF OTHER BUSINESS                              TITLE, CAPACITY OF ENGAGEMENT,
         NAME AND TITLE                          CONNECTIONS                          DATES              DESCRIPTION OF BUSINESS
------------------------------------------------------------------------------------------------------------------------------------
Scott Wylie, Chief Executive      First Western Financial, Inc.               ongoing                Chairman & Chief Executive
Officer, President & Director     1200 Seventeenth Street, Suite 2650                                Officer
                                  Denver, CO 80202
------------------------------------------------------------------------------------------------------------------------------------
Warren Olsen, Chairman & Chief    First Western Financial, Inc.               ongoing                Chief Investment Officer
Investment Officer                1200 Seventeenth Street, Suite 2650
                                  Denver, CO 80202
------------------------------------------------------------------------------------------------------------------------------------
Hudson Mead, Managing Director    First Western Financial, Inc.               ongoing                Senior Trust Officer
                                  1200 Seventeenth Street, Suite 2650
                                  Denver, CO 80202
------------------------------------------------------------------------------------------------------------------------------------
Karen Post, Managing Director     First Western Financial, Inc.               ongoing                Vice President
                                  1200 Seventeenth Street, Suite 2650
                                  Denver, CO 80202
------------------------------------------------------------------------------------------------------------------------------------
Julie Courkamp, Treasurer &       None
Controller
------------------------------------------------------------------------------------------------------------------------------------
Ryan Trigg, Corporate Secretary   First Western Financial, Inc.               ongoing                Director of Finance & Corporate
                                  1200 Seventeenth Street, Suite 2650                                Secretary
                                  Denver, CO 80202
------------------------------------------------------------------------------------------------------------------------------------
Karen Garcia, Chief Compliance    First Western Financial, Inc.               ongoing                Director of Trust Operations
Officer                           1200 Seventeenth Street, Suite 2650                                and Technology
                                  Denver, CO 80202
------------------------------------------------------------------------------------------------------------------------------------

Pacific Investment Management Company LLC performs investment advisory services for Registrant. The directors, officers and partners of PIMCO and their other business affiliations for the past two fiscal years are:

------------------------------------------------------------------------------------------------------------------------------------
                                      NAME AND ADDRESS OF OTHER BUSINESS                              TITLE, CAPACITY OF ENGAGEMENT,
         NAME AND TITLE*                         CONNECTIONS                          DATES              DESCRIPTION OF BUSINESS
------------------------------------------------------------------------------------------------------------------------------------
Brent Harris, Managing Director   Harris Holdings                             1981-present           Director (strategic consulting
                                  3077 NW St. Helens Road                                            oil operating company)
                                  Portland, OR 97201
------------------------------------------------------------------------------------------------------------------------------------
Jay Jacobs, Managing Director     Jacobs Farms LLC                            1992-present           Partner (agricultural company -
                                  119 N. Main St.                                                    owns land and rents to farmers)
                                  Fayette, MO 65248

                                  Commerical Trust Co.                        ongoing                President & Director
                                  Harris Taubman Financial Corporation                               (commercial bank/holding
                                  119 N. Main St.                                                    company)
                                  Fayette, MO 65248
------------------------------------------------------------------------------------------------------------------------------------
James Muzzy, Managing Director    Orange County Museum of Art                 1998-present           Volunteer Trustee (art
                                  8540 San Clemente Dr.                                              museum/charitable organization)
                                  Newport Beach, CA 92660
------------------------------------------------------------------------------------------------------------------------------------

* The above list is not comprehensive. The list contains only directors for the firm who are representatives of Allianz Global Investor's Distributors, LLC.

Pennant Management, Inc. performs investment advisory services for Registrant. The directors and officers of Pennant and their other business affiliations for the past two fiscal years are:

------------------------------------------------------------------------------------------------------------------------------------
                                      NAME AND ADDRESS OF OTHER BUSINESS                              TITLE, CAPACITY OF ENGAGEMENT,
         NAME AND TITLE                          CONNECTIONS                          DATES              DESCRIPTION OF BUSINESS
------------------------------------------------------------------------------------------------------------------------------------
Roger Weston, Vice Chairman       U.S. Fiduciary Services, Inc.,              ongoing                Chairman
                                  Lisle, IL

                                  Blackwell Partners LLC                      ongoing                Manager
------------------------------------------------------------------------------------------------------------------------------------
Todd Johnson, Chairman            U.S. Fiduciary Services, Inc.,              ongoing                Vice Chairman
                                  Lisle, IL

                                  ALJ Family Limited Partnership              ongoing                Manager

                                  PB Properties LLC                           ongoing                Manager
------------------------------------------------------------------------------------------------------------------------------------
Michael Welgat, Executive Vice    U.S. Fiduciary Services, Inc.,              ongoing                Chief Executive Officer,
President & Director              Lisle, IL                                                          President & Director

                                  GreatBanc Trust Co.,                        ongoing                Chief Executive Officer,
                                  Lisle, IL                                                          President & Chairman

                                  Salem Trust Co.,                            ongoing                Excutive Vice President &
                                  Deerfield Beach, FL                                                Chairman

                                  U.S. Affiliate Services, Inc.,              ongoing                Chairman
                                  Lisle, IL

                                  Waretech, Inc.,                             ongoing                Chairman
                                  Chesterton, IN
------------------------------------------------------------------------------------------------------------------------------------
Mark Elste, President, Chief      U.S. Fiduciary Services, Inc.,              ongoing                Executive Vice President, Chief
Executive Officer, Chief          Lisle, IL                                                          Investment Officer, Chief
Investment Officer & Director                                                                        Operating Officer & Director

                                  GreatBanc Trust Co.,                        ongoing                Executive Vice President, Chief
                                  Lisle, IL                                                          Investment Officer, Chief
                                                                                                     Operating Officer & Vice
                                                                                                     Chairman

                                  Salem Trust Co.,                            ongoing                Executive Vice President, Chief
                                  Deerfield Beach, FL                                                Investment Officer & Vice
                                                                                                     Chairman

                                  U.S. Affiliate Services, Inc.,              ongoing                Chief Executive Officer & Vice
                                  Lisle, IL                                                          Chairman

                                  Waretech, Inc.,                             ongoing                Vice Chairman
                                  Chesterton, IN
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Brad Rinsem, Risk Management      U.S. Fiduciary Services, Inc.,              ongoing                Risk Management Officer &
Officer & Secretary               Lisle, IL                                                          Secretary

                                  GreatBanc Trust Co.,                        ongoing                Risk Management Officer &
                                  Lisle, IL                                                          Secretary

                                  Salem Trust Co.,                            ongoing                Chief Executive Officer,
                                  Deerfield Beach, FL                                                President, Chief Operating
                                                                                                     Officer, Risk Management
                                                                                                     Officer & Secretary

                                  U.S. Affiliate Services, Inc.,              ongoing                President, Chief Operating
                                  Lisle, IL                                                          Officer, Risk Management
                                                                                                     Officer & Secretary

                                  Waretech, Inc.,                             ongoing                Risk Management Officer &
                                  Chesterton, IN                                                     Secretary
------------------------------------------------------------------------------------------------------------------------------------
Gregory Beard, Senior Vice        GreatBanc Trust Co.,                        ongoing                Senior Vice President
President                         Lisle, IL

                                  Salem Trust Co.,                            ongoing                Senior Vice President
                                  Deerfield Beach, FL
------------------------------------------------------------------------------------------------------------------------------------
John Culhane, Senior Vice         GreatBanc Trust Co.,                        ongoing                Senior Vice President
President                         Lisle, IL

                                  Salem Trust Co.,                            ongoing                Senior Vice President
                                  Deerfield Beach, FL
------------------------------------------------------------------------------------------------------------------------------------
Pam Dix, Senior Vice President    GreatBanc Trust Co.,                        ongoing                Senior Vice President
                                  Lisle, IL

                                  Salem Trust Co.,                            ongoing                Senior Vice President
                                  Deerfield Beach, FL
------------------------------------------------------------------------------------------------------------------------------------
James Habanek, Senior Vice        GreatBanc Trust Co.,                        ongoing                Senior Vice President
President                         Lisle, IL

                                  Salem Trust Co.,                            ongoing                Senior Vice President
                                  Deerfield Beach, FL
------------------------------------------------------------------------------------------------------------------------------------
Linda Jelinek, Senior Vice        U.S. Fiduciary Services, Inc.,              ongoing                Senior Vice President, Director
President, Director of Human      Lisle, IL                                                          of Human Resources & Assistant
Resources & Assistant Treasurer                                                                      Treasurer

                                  GreatBanc Trust Co.,                        ongoing                Senior Vice President, Director
                                  Lisle, IL                                                          of Human Resources & Assistant
                                                                                                     Treasurer

                                  Salem Trust Co.,                            ongoing                Senior Vice President, Director
                                  Deerfield Beach, FL                                                of Human Resources & Assistant
                                                                                                     Treasurer

                                  U.S. Affiliate Services, Inc.,              ongoing                Senior Vice President, Director
                                  Lisle, IL                                                          of Human Resources & Assistant
                                                                                                     Treasurer

                                  Waretech, Inc.,                             ongoing                Senior Vice President, Director
                                  Chesterton, IN                                                     of Human Resources & Assistant
                                                                                                     Treasurer
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Jay Kaun, Executive Vice          U.S. Fiduciary Services, Inc.,              ongoing                Treasurer
President, Chief Operating        Lisle, IL
Officer & Treasurer
                                  GreatBanc Trust Co.,                        ongoing                Senior Vice President &
                                  Lisle, IL                                                          Treasurer

                                  Salem Trust Co.,                            ongoing                Senior Vice President &
                                  Deerfield Beach, FL                                                Treasurer

                                  U.S. Affiliate Services, Inc.,              ongoing                Treasurer
                                  Lisle, IL

                                  Waretech, Inc.,                             ongoing                Treasurer
                                  Chesterton, IN
------------------------------------------------------------------------------------------------------------------------------------
Mary Krause, Director of          U.S. Fiduciary Services, Inc.,              ongoing                Director of Internal Audit
Internal Audit                    Lisle, IL

                                  GreatBanc Trust Co.,                        ongoing                Director of Internal Audit
                                  Lisle, IL

                                  Salem Trust Co.,                            ongoing                Director of Internal Audit
                                  Deerfield Beach, FL

                                  U.S. Affiliate Services, Inc.,              ongoing                Director of Internal Audit
                                  Lisle, IL

                                  Waretech, Inc.,                             ongoing                Director of Internal Audit
                                  Chesterton, IN
------------------------------------------------------------------------------------------------------------------------------------
Lauren McAfee, Complaince         U.S. Fiduciary Services, Inc.,              ongoing                Complaince Officer, Internal
Officer, Internal Anti-Money      Lisle, IL                                                          Anti-Money Laundering Program
Laundering Program                                                                                   Coordinator, Information
Coordinator, Information                                                                             Security Program Administrator
Security Program Administrator                                                                       & Assistant Secretary
& Assistant Secretary
                                  GreatBanc Trust Co.,                        ongoing                Complaince Officer, Internal
                                  Lisle, IL                                                          Anti-Money Laundering Program
                                                                                                     Coordinator, Information
                                                                                                     Security Program Administrator
                                                                                                     & Assistant Secretary

                                  Salem Trust Co.,                            ongoing                Complaince Officer, Internal
                                  Deerfield Beach, FL                                                Anti-Money Laundering Program
                                                                                                     Coordinator, Information
                                                                                                     Security Program Administrator
                                                                                                     & Assistant Secretary

                                  U.S. Affiliate Services, Inc.,              ongoing                Complaince Officer, Internal
                                  Lisle, IL                                                          Anti-Money Laundering Program
                                                                                                     Coordinator, Information
                                                                                                     Security Program Administrator
                                                                                                     & Assistant Secretary

                                  Waretech, Inc.,                             ongoing                Complaince Officer, Internal
                                  Chesterton, IN                                                     Anti-Money Laundering Program
                                                                                                     Coordinator, Information
                                                                                                     Security Program Administrator
                                                                                                     & Assistant Secretary

                                  McAfee Investments LLC                      ongoing                Manager
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Janet McLaughlin, Vice            U.S. Fiduciary Services, Inc.,              ongoing                Vice President & Controller
President & Controller            Lisle, IL

                                  GreatBanc Trust Co.,                        ongoing                Vice President & Controller
                                  Lisle, IL

                                  Salem Trust Co.,                            ongoing                Vice President & Controller
                                  Deerfield Beach, FL

                                  U.S. Affiliate Services, Inc.,              ongoing                Vice President & Controller
                                  Lisle, IL

                                  Waretech, Inc.,                             ongoing                Vice President & Controller
                                  Chesterton, IN
------------------------------------------------------------------------------------------------------------------------------------
Jason Mikolanis, Technology       U.S. Fiduciary Services, Inc.,              ongoing                Technology Security Officer
Security Officer                  Lisle, IL

                                  GreatBanc Trust Co.,                        ongoing                Technology Security Officer
                                  Lisle, IL

                                  Salem Trust Co.,                            ongoing                Technology Security Officer
                                  Deerfield Beach, FL

                                  U.S. Affiliate Services, Inc.,              ongoing                Technology Security Officer
                                  Lisle, IL

                                  Waretech, Inc.,                             ongoing                Technology Security Officer
                                  Chesterton, IN
------------------------------------------------------------------------------------------------------------------------------------
Jana Owen, Senior Vice            GreatBanc Trust Co.,                        ongoing                Senior Vice President
President                         Lisle, IL

                                  Salem Trust Co.,                            ongoing                Senior Vice President
                                  Deerfield Beach, FL
------------------------------------------------------------------------------------------------------------------------------------
David Trotter, Investment         GreatBanc Trust Co.,                        ongoing                Investment Officer
Officer                           Lisle, IL

                                  Salem Trust Co.,                            ongoing                Investment Officer
                                  Deerfield Beach, FL
------------------------------------------------------------------------------------------------------------------------------------
Chris Weber, Vice President       GreatBanc Trust Co.,                        ongoing                Vice President
                                  Lisle, IL

                                  Salem Trust Co.,                            ongoing                Vice President
                                  Deerfield Beach, FL
------------------------------------------------------------------------------------------------------------------------------------

Blackrock Financial Management, Inc. performs investment advisory services for Registrant. The directors and officers of Blackrock and their other business affiliations for the past two fiscal years are:

------------------------------------------------------------------------------------------------------------------------------------
                                      NAME AND ADDRESS OF OTHER BUSINESS                              TITLE, CAPACITY OF ENGAGEMENT,
         NAME AND TITLE                          CONNECTIONS                          DATES              DESCRIPTION OF BUSINESS
------------------------------------------------------------------------------------------------------------------------------------
Ann Marie Petach, Chief           BAA Holdings, LLC,                          ongoing                Chief Financial Officer and
Financial Officer and Managing    Wilmington, DE                                                     Managing Director
Director
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock, Inc.,                            ongoing                Chief Financial Officer and
                                  New York, NY                                                       Managing Director
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Advisors, LLC, Wilmington, DE     ongoing                Chief Financial Officer and
                                                                                                     Managing Director
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Advisors Holdings, Inc.,          ongoing                Chief Financial Officer and
                                  New York, NY                                                       Managing Director
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Capital Management, Inc.,         ongoing                Chief Financial Officer and
                                  Wilmington, DE                                                     Managing Director
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Funding, Inc.,                    ongoing                Chief Financial Officer and
                                  Wilmington, DE                                                     Managing Director
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Holdco 2, Inc.,                   ongoing                Chief Financial Officer and
                                  Wilmington, DE                                                     Managing Director
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Institutional Management          ongoing                Chief Financial Officer and
                                  Corporation,                                                       Managing Director
                                  Wilmington, DE
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock International Holdings, Inc.,     ongoing                Chief Financial Officer and
                                  New York, NY                                                       Managing Director
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Investment Management, LLC,       ongoing                Chief Financial Officer and
                                  Plainsboro, NJ                                                     Managing Director
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Lux Finco S.a r.l.,               ongoing                Chief Financial Officer and
                                  Luxembourg, Luxembourg                                             Managing Director
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Operations (Luxembourg) S.a       ongoing                Chief Financial Officer and
                                  r.l.,                                                              Managing Director
                                  Luxembourg, Luxembourg
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Portfolio Holdings, Inc.,         ongoing                Chief Financial Officer and
                                  Wilmington, DE                                                     Managing Director
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Portfolio Investments, LLC,       ongoing                Chief Financial Officer and
                                  Wilmington, DE                                                     Managing Director
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock UK 1 LP,                          ongoing                Chief Financial Officer and
                                  London, England                                                    Managing Director
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock US Newco, Inc., Wilmington, DE    ongoing                Chief Financial Officer and
                                                                                                     Managing Director
------------------------------------------------------------------------------------------------------------------------------------
                                  State Street Research & Management          ongoing                Chief Financial Officer and
                                  Company,                                                           Managing Director
                                  Boston, MA
------------------------------------------------------------------------------------------------------------------------------------
                                  SSRM Holdings, Inc.,                        ongoing                Chief Financial Officer and
                                  Boston, MA                                                         Managing Director
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Connolly, General       BAA Holdings, LLC,                          ongoing                General Counsel, Managing
Counsel, Managing Director and    Wilmington, DE                                                     Director and Secretary
Secretary
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock, Inc.,                            ongoing                General Counsel, Managing
                                  New York, NY                                                       Director and Secretary
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Advisors, LLC, Wilmington, DE     ongoing                General Counsel, Managing
                                                                                                     Director and Secretary
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Advisors Holdings, Inc.,          ongoing                General Counsel, Managing
                                  New York, NY                                                       Director and Secretary
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Capital Management, Inc.,         ongoing                General Counsel, Managing
                                  Wilmington, DE                                                     Director and Secretary
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Funding, Inc.,                    ongoing                General Counsel, Managing
                                  Wilmington, DE                                                     Director and Secretary
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Holdco 2, Inc.                    ongoing                General Counsel, Managing
                                  Wilmington, DE                                                     Director and Secretary
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Institutional Management          ongoing                General Counsel, Managing
                                  Corporation, Wilmington, DE                                        Director and Secretary
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock International Holdings, Inc.,     ongoing                General Counsel, Managing
                                  New York, NY                                                       Director and Secretary
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock International, Ltd.,              ongoing                Officer
                                  Edinburgh, Scotland
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Investments, Inc., New York, NY   ongoing                General Counsel, Managing
                                                                                                     Director and Secretary
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Investment Management, LLC,       ongoing                General Counsel, Managing
                                  Plainsboro, NJ                                                     Director and Secretary
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Lux Finco S.a r.l.,               ongoing                General Counsel, Managing
                                  Luxembourg, Luxembourg                                             Director and Secretary
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Operations (Luxembourg) S.a       ongoing                General Counsel, Managing
                                  r.l.,                                                              Director and Secretary
                                  Luxembourg, Luxembourg
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Portfolio Holdings, Inc.,         ongoing                General Counsel, Managing
                                  Wilmington, DE                                                     Director and Secretary
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Portfolio Investments, LLC,       ongoing                General Counsel, Managing
                                  Wilmington, DE                                                     Director and Secretary
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock UK 1 LP,                          ongoing                General Counsel, Managing
                                  London, England                                                    Director and Secretary
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock US Newco, Inc., Wilmington, DE    ongoing                General Counsel, Managing
                                                                                                     Director and Secretary
------------------------------------------------------------------------------------------------------------------------------------
                                  State Street Research & Management          ongoing                General Counsel, Managing
                                  Company,                                                           Director and Secretary
                                  Boston, MA
------------------------------------------------------------------------------------------------------------------------------------
                                  SSRM Holdings, Inc.,                        ongoing                General Counsel, Managing
                                  Boston, MA                                                         Director and Secretary
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Laurence D. Fink, Chief           BAA Holdings, LLC,                          ongoing                Chief Executive Officer and
Executive Officer and Director    Wilmington, DE                                                     Director
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock, Inc.,                            ongoing                Chairman, Chief Executive
                                  New York, NY                                                       Officer and Director
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Advisors, LLC, Wilmington, DE     ongoing                Chief Executive Officer
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Advisors Holdings, Inc.,          ongoing                Chief Executive Officer and
                                  New York, NY                                                       Director
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Advisors Singapore Pte. Ltd.,     ongoing                Chairman and Chief Executive
                                  Singapore                                                          Officer
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Capital Management, Inc.,         ongoing                Chief Executive Officer
                                  Wilmington, DE
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Funding, Inc., Wilmington, DE     ongoing                Chief Executive Officer
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Funding International, Ltd.,      ongoing                Director
                                  New York, NY
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Equity-Bond Funds, Wilmington,    ongoing                Director/Trustee
                                  DE
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Holdco 2, Inc.                    ongoing                Chief Exeutive Officer and
                                  Wilmington, DE                                                     Director
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Institutional Management          ongoing                Chief Executive Officer
                                  Corporation, Wilmington, DE
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock International Holdings, Inc.,     ongoing                Chief Executive Officer and
                                  New York, NY                                                       Director
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock International, Ltd.,              ongoing                Officer
                                  Edinburgh, Scotland
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Investments, Inc., New York, NY   ongoing                Chairman and Director
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Investment Management, LLC,       ongoing                Chief Executive Officer
                                  Plainsboro, NJ
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Portfolio Holdings, Inc.,         ongoing                Chief Executive Officer
                                  Wilmington, DE
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Portfolio Investments, LLC,       ongoing                Chief Executive Officer
                                  Wilmington, DE
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock US Newco, Inc., Wilmington, DE    ongoing                Chairman and Chief Executive
                                                                                                     Officer
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                  State Street Research & Management          ongoing                Chairman, Chief Executive
                                  Company,                                                           Officer and Director
                                  Boston, MA
------------------------------------------------------------------------------------------------------------------------------------
                                  State Street Research Investment            ongoing                Director
                                  Services, Inc., Boston, MA
------------------------------------------------------------------------------------------------------------------------------------
                                  SSRM Holdings, Inc.,                        ongoing                Chairman, Chief Executive
                                  Boston, MA                                                         Officer and Director
------------------------------------------------------------------------------------------------------------------------------------
Robert S. Kapito, President       BAA Holdings, LLC,                          ongoing                President and Director
and Director                      Wilmington, DE
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock, Inc.,                            ongoing                President and Director
                                  New York, NY
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Advisors, LLC, Wilmington, DE     ongoing                President and Director
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Advisors Holdings, Inc.,          ongoing                President and Director
                                  New York, NY
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Advisors Singapore Pte. Ltd.,     ongoing                President
                                  Singapore
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Capital Management, Inc.,         ongoing                President and Director
                                  Wilmington, DE
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Closed-End Funds, Wilmington, DE  ongoing                President and Trustee
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Funding, Inc., Wilmington, DE     ongoing                President and Director
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Funding International, Ltd.,      ongoing                Director
                                  New York, NY
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Holdco 2, Inc.                    ongoing                President and Director
                                  Wilmington, DE
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock (Institutional) Canada Ltd.,      ongoing                President and Director
                                  Toronto, Ontario
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Institutional Management          ongoing                President and Director
                                  Corporation, Wilmington, DE
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock International Holdings, Inc.,     ongoing                President and Director
                                  New York, NY
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock International, Ltd.,              ongoing                Officer
                                  Edinburgh, Scotland
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Investments, Inc., New York, NY   ongoing                Director
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Investment Management, LLC,       ongoing                President
                                  Plainsboro, NJ
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Portfolio Holdings, Inc.,         ongoing                President and Director
                                  Wilmington, DE
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Portfolio Investments, LLC,       ongoing                President and Director
                                  Wilmington, DE
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Realty Advisors, Inc.             ongoing                Director
                                  Florham Park, NJ
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock US Newco, Inc., Wilmington, DE    ongoing                President and Director
------------------------------------------------------------------------------------------------------------------------------------
                                  Carbon Capital III, Inc.                    ongoing                Director
                                  New York, NY
------------------------------------------------------------------------------------------------------------------------------------
                                  State Street Research & Management          ongoing                President and Director
                                  Company,
                                  Boston, MA
------------------------------------------------------------------------------------------------------------------------------------
                                  State Street Research Investment            ongoing                Director
                                  Services, Inc., Boston, MA
------------------------------------------------------------------------------------------------------------------------------------
                                  SSRM Holdings, Inc.,                        ongoing                President and Director
                                  Boston, MA
------------------------------------------------------------------------------------------------------------------------------------
Paul Audet, Vice Chairman         BAA Holdings, LLC,                          ongoing                Vice Chairman and Director
                                  Wilmington, DE
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock, Inc.,                            ongoing                Vice Chairman
                                  New York, NY
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Advisors, LLC, Wilmington, DE     ongoing                Vice Chairman and Director
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Advisors Holdings, Inc.,          ongoing                Vice Chairman
                                  New York, NY
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Capital Management, Inc.,         ongoing                Vice Chairman and Director
                                  Wilmington, DE
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Cayco Limited,                    ongoing                Director
                                  Cayman Islands
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Cayman Company,                   ongoing                Director
                                  Cayman Islands
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Cayman Newco Limited,             ongoing                Director
                                  Cayman Islands
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Finco, LLC,                       ongoing                Director
                                  Wilmington, DE
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Finco UK, Ltd., London, England   ongoing                Director
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Funding, Inc.,                    ongoing                Vice Chairman and Director
                                  Wilmington, DE
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Funding International, Ltd.       ongoing                Director
                                  Cayman Islands
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Holdco Limited,                   ongoing                Director
                                  Cayman Islands
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Holdco 2, Inc.                    ongoing                Vice Chairman
                                  Wilmington, DE
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Institutional Management          ongoing                Vice Chairman and Director
                                  Corporation,
                                  Wilmington, DE
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock International Holdings, Inc.,     ongoing                Vice Chairman
                                  New York, NY
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock International, Ltd.,              ongoing                Officer
                                  Edinburgh, Scotland
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Investment Management, LLC,       ongoing                Vice Chairman
                                  Plainsboro, NJ
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Lux Finco S.a r.l.,               ongoing                Vice Chairman
                                  Luxembourg, Luxembourg
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Operations (Luxembourg) S.a       ongoing                Vice Chairman
                                  r.l.,
                                  Luxembourg, Luxembourg
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Portfolio Holdings, Inc.,         ongoing                Vice Chairman and Director
                                  Wilmington, DE
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Portfolio Investments, LLC,       ongoing                Vice Chairman and Director
                                  Wilmington, DE
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock UK 1 LP,                          ongoing                Vice Chairman
                                  London, England
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock US Newco, Inc., Wilmington, DE    ongoing                Vice Chairman and Director
------------------------------------------------------------------------------------------------------------------------------------
                                  State Street Research & Management          ongoing                Vice Chairman
                                  Company,
                                  Boston, MA
------------------------------------------------------------------------------------------------------------------------------------
                                  SSRM Holdings, Inc.,                        ongoing                Vice Chairman
                                  Boston, MA
------------------------------------------------------------------------------------------------------------------------------------
Charles Hallac, Vice Chairman     BlackRock, Inc.,                            ongoing                Vice Chairman
                                  New York, NY
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Advisors, LLC, Wilmington, DE     ongoing                Vice Chairman
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Advisors Holdings, Inc.,          ongoing                Vice Chairman
                                  New York, NY
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Capital Management, Inc.,         ongoing                Vice Chairman
                                  Wilmington, DE
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Funding, Inc., Wilmington, DE     ongoing                Vice Chairman
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Holdco 2, Inc.                    ongoing                Vice Chairman
                                  Wilmington, DE
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock India Private Ltd.,               ongoing                Director
                                  Mumbai, India
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Institutional Management          ongoing                Vice Chairman
                                  Corporation,
                                  Wilmington, DE
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock International Holdings, Inc.,     ongoing                Vice Chairman
                                  New York, NY
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock International, Ltd.,              ongoing                Officer
                                  Edinburgh, Scotland
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Investment Management, LLC,       ongoing                Vice Chairman
                                  Plainsboro, NJ
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Portfolio Holdings, Inc.,         ongoing                Vice Chairman
                                  Wilmington, DE
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Portfolio Investments, LLC,       ongoing                Vice Chairman
                                  Wilmington, DE
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock US Newco, Inc.,                   ongoing                Vice Chairman
                                  New York, NY
------------------------------------------------------------------------------------------------------------------------------------
                                  State Street Research & Management          ongoing                Vice Chairman
                                  Company,
                                  Boston, MA
------------------------------------------------------------------------------------------------------------------------------------
                                  SSRM Holdings, Inc.,                        ongoing                Vice Chairman
                                  Boston, MA
------------------------------------------------------------------------------------------------------------------------------------
Barbara Novick, Vice Chairman     BlackRock, Inc.,                            ongoing                Vice Chairman
                                  New York, NY
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Advisors, LLC, Wilmington, DE     ongoing                Vice Chairman
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Advisors Holdings, Inc.,          ongoing                Vice Chairman
                                  New York, NY
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Capital Management, Inc.,         ongoing                Vice Chairman
                                  Wilmington, DE
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Funding, Inc., Wilmington, DE     ongoing                Vice Chairman
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Holdco 2, Inc.                    ongoing                Vice Chairman
                                  Wilmington, DE
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Institutional Management          ongoing                Vice Chairman
                                  Corporation,
                                  Wilmington, DE
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock International Holdings, Inc.,     ongoing                Vice Chairman
                                  New York, NY
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock International, Ltd.,              ongoing                Officer
                                  Edinburgh, Scotland
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Investments, Inc., New York, NY   ongoing                Chief Executive Officer
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Investment Management, LLC,       ongoing                Vice Chairman
                                  Plainsboro, NJ
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Portfolio Holdings, Inc.,         ongoing                Vice Chairman
                                  Wilmington, DE
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Portfolio Investments, LLC,       ongoing                Vice Chairman
                                  Wilmington, DE
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock US Newco, Inc.,                   ongoing                Vice Chairman
                                  New York, NY
------------------------------------------------------------------------------------------------------------------------------------
                                  State Street Research & Management          ongoing                Vice Chairman
                                  Company,
                                  Boston, MA
------------------------------------------------------------------------------------------------------------------------------------
                                  SSRM Holdings, Inc.,                        ongoing                Vice Chairman
                                  Boston, MA
------------------------------------------------------------------------------------------------------------------------------------
Scott Amero, Vice Chairman        BlackRock, Inc.,                            ongoing                Vice Chairman
                                  New York, NY
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Advisors, LLC, Wilmington, DE     ongoing                Vice Chairman
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Advisors Holdings, Inc.,          ongoing                Vice Chairman
                                  New York, NY
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Capital Management, Inc.,         ongoing                Vice Chairman
                                  Wilmington, DE
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Funding, Inc., Wilmington, DE     ongoing                Vice Chairman
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Holdco 2, Inc.                    ongoing                Vice Chairman
                                  Wilmington, DE
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Institutional Management          ongoing                Vice Chairman
                                  Corporation,
                                  Wilmington, DE
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock International Holdings, Inc.,     ongoing                Vice Chairman
                                  New York, NY
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock International, Ltd.,              ongoing                Officer
                                  Edinburgh, Scotland
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Investment Management, LLC,       ongoing                Vice Chairman
                                  Plainsboro, NJ
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Portfolio Holdings, Inc.,         ongoing                Vice Chairman
                                  Wilmington, DE
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Portfolio Investments, LLC,       ongoing                Vice Chairman
                                  Wilmington, DE
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock US Newco, Inc.,                   ongoing                Vice Chairman
                                  New York, NY
------------------------------------------------------------------------------------------------------------------------------------
                                  Anthracite Capital Inc.                     ongoing                Director
                                  New York, NY
------------------------------------------------------------------------------------------------------------------------------------
                                  State Street Research & Management          ongoing                Vice Chairman
                                  Company,
                                  Boston, MA
------------------------------------------------------------------------------------------------------------------------------------
                                  SSRM Holdings, Inc.,                        ongoing                Vice Chairman
                                  Boston, MA
------------------------------------------------------------------------------------------------------------------------------------
Susan Wagner, Vice Chairman       BAA Holdings, LLC,                          ongoing                Vice Chairman, Chief Operating
and Chief Operating Officer       Wilmington, DE                                                     Officer and Director
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock, Inc.,                            ongoing                Vice Chairman and Chief
                                  New York, NY                                                       Operating Officer
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Advisors, LLC, Wilmington, DE     ongoing                Vice Chairman and Chief
                                                                                                     Operating Officer
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Advisors Holdings, Inc.,          ongoing                Vice Chairman and Chief
                                  New York, NY                                                       Operating Officer
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Capital Management, Inc.,         ongoing                Vice Chairman and Chief
                                  Wilmington, DE                                                     Operating Officer
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Finco UK, Ltd., London, England   ongoing                Director
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Funding, Inc., Wilmington, DE     ongoing                Vice Chairman and Chief
                                                                                                     Operating Officer
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Holdco 2, Inc.                    ongoing                Vice Chairman and Chief
                                  Wilmington, DE                                                     Operating Officer
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Institutional Management          ongoing                Vice Chairman and Chief
                                  Corporation, Wilmington, DE                                        Operating Officer
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock International Holdings, Inc.,     ongoing                Vice Chairman and Chief
                                  New York, NY                                                       Operating Officer
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock International, Ltd.,              ongoing                Officer
                                  Edinburgh, Scotland
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Investment Management, LLC,       ongoing                Vice Chairman and Chief
                                  Plainsboro, NJ                                                     Operating Officer
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Portfolio Holdings, Inc.,         ongoing                Vice Chairman and Chief
                                  Wilmington, DE                                                     Operating Officer
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Portfolio Investments, LLC,       ongoing                Vice Chairman and Chief
                                  Wilmington, DE                                                     Operating Officer
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock US Newco, Inc., Wilmington, DE    ongoing                Vice Chairman and Chief
                                                                                                     Operating Officer
------------------------------------------------------------------------------------------------------------------------------------
                                  State Street Research & Management          ongoing                Vice Chairman and Chief
                                  Company,                                                           Operating Officer
                                  Boston, MA
------------------------------------------------------------------------------------------------------------------------------------
                                  SSRM Holdings, Inc.,                        ongoing                Vice Chairman and Chief
                                  Boston, MA                                                         Operating Officer
------------------------------------------------------------------------------------------------------------------------------------
Robert Doll, Vice Chairman        BlackRock, Inc.,                            ongoing                Vice Chairman and Director
                                  New York, NY
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Advisors, LLC, Wilmington, DE     ongoing                Vice Chairman
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Advisors Holdings, Inc.,          ongoing                Vice Chairman
                                  New York, NY
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Capital Management, Inc.,         ongoing                Vice Chairman
                                  Wilmington, DE
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Funding, Inc., Wilmington, DE     ongoing                Vice Chairman
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Holdco 2, Inc.                    ongoing                Vice Chairman
                                  Wilmington, DE
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Institutional Management          ongoing                Vice Chairman
                                  Corporation, Wilmington, DE
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock International Holdings, Inc.,     ongoing                Vice Chairman
                                  New York, NY
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Investment Management, LLC,       ongoing                Vice Chairman
                                  Plainsboro, NJ
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Portfolio Holdings, Inc.,         ongoing                Vice Chairman
                                  Wilmington, DE
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Portfolio Investments, LLC,       ongoing                Vice Chairman
                                  Wilmington, DE
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock US Newco, Inc., Wilmington, DE    ongoing                Vice Chairman
------------------------------------------------------------------------------------------------------------------------------------
                                  Portfolio Administration & Management       ongoing                Director
                                  Ltd.,
                                  Cayman Islands
------------------------------------------------------------------------------------------------------------------------------------
                                  State Street Research & Management          ongoing                Vice Chairman
                                  Company,
                                  Boston, MA
------------------------------------------------------------------------------------------------------------------------------------
                                  SSRM Holdings, Inc.,                        ongoing                Vice Chairman
                                  Boston, MA
------------------------------------------------------------------------------------------------------------------------------------
Robert Fairbairn, Vice Chairman   BlackRock, Inc.,                            ongoing                Vice Chairman
                                  New York, NY
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Advisors, LLC, Wilmington, DE     ongoing                Vice Chairman
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Advisors Holdings, Inc.,          ongoing                Vice Chairman
                                  New York, NY
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Asset Management U.K. Limited,    ongoing                Chairman and Director
                                  London, England
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Capital Management, Inc.,         ongoing                Vice Chairman
                                  Wilmington, DE
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Funding, Inc., Wilmington, DE     ongoing                Vice Chairman
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Institutional Management          ongoing                Vice Chairman
                                  Corporation, Wilmington, DE
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock International Holdings, Inc.,     ongoing                Vice Chairman
                                  New York, NY
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock International, Ltd.,              ongoing                Chairman and Director
                                  Edinburgh, Scotland
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Investment Management             ongoing                Director
                                  (Australia) Limited,
                                  Victoria, Australia
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Investment Management             ongoing                Chairman and Director
                                  International Limited,
                                  London, England
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Investment Management, LLC,       ongoing                Vice Chairman
                                  Plainsboro, NJ
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Investment Management (UK)        ongoing                Director
                                  Limited,
                                  London, England
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Jersey Holdco Limited,            ongoing                Director
                                  Jersey
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Lux Finco S.a r.l.,               ongoing                Vice Chairman
                                  Luxembourg, Luxembourg
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Operations (Luxembourg) S.a       ongoing                Vice Chairman
                                  r.l.,
                                  Luxembourg, Luxembourg
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Portfolio Holdings, Inc.,         ongoing                Vice Chairman
                                  Wilmington, DE
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Portfolio Investments, LLC,       ongoing                Vice Chairman
                                  Wilmington, DE
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock UK 1 LP,                          ongoing                Vice Chairman
                                  London, England
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock US Newco, Inc., Wilmington, DE    ongoing                Vice Chairman
------------------------------------------------------------------------------------------------------------------------------------
                                  Grosvenor Ventures Limited,                 ongoing                Director
                                  London, England
------------------------------------------------------------------------------------------------------------------------------------
                                  Grosvenor Alternate Partner Limited,        ongoing                Director
                                  London, England
------------------------------------------------------------------------------------------------------------------------------------
                                  State Street Research & Management          ongoing                Vice Chairman
                                  Company,
                                  Boston, MA
------------------------------------------------------------------------------------------------------------------------------------
                                  SSRM Holdings, Inc.,                        ongoing                Vice Chairman
                                  Boston, MA
------------------------------------------------------------------------------------------------------------------------------------
Bennett Golub, Vice Chairman      BlackRock, Inc.,                            ongoing                Vice Chairman
                                  New York, NY
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Advisors, LLC, Wilmington, DE     ongoing                Vice Chairman
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Advisors Holdings, Inc.,          ongoing                Vice Chairman
                                  New York, NY
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock International Holdings, Inc.,     ongoing                Vice Chairman
                                  New York, NY
------------------------------------------------------------------------------------------------------------------------------------
                                  BlackRock Investment Management, LLC,       ongoing                Vice Chairman
                                  Plainsboro, NJ
------------------------------------------------------------------------------------------------------------------------------------
                                  State Street Research & Management          ongoing                Vice Chairman
                                  Company,
                                  Boston, MA
------------------------------------------------------------------------------------------------------------------------------------

Los Angeles Capital Management and Equity Research, Inc. performs investment advisory services for Registrant. The directors and officers of Los Angeles Capital and their other business affiliations for the past two fiscal years are:

------------------------------------------------------------------------------------------------------------------
                                  NAME AND ADDRESS OF OTHER BUSINESS                TITLE, CAPACITY OF ENGAGEMENT,
      NAME AND TITLE                         CONNECTIONS                   DATES       DESCRIPTION OF BUSINESS
------------------------------------------------------------------------------------------------------------------
Thomas D. Stevens,              None
Chairman
------------------------------------------------------------------------------------------------------------------

Hal Reynolds, Chief             None
Investment Officer
------------------------------------------------------------------------------------------------------------------

David Borger, Director of       None
Research
------------------------------------------------------------------------------------------------------------------

Stuart Matsuda, Director of     None
Trading
------------------------------------------------------------------------------------------------------------------

Acadian Asset Management LLC performs investment advisory services for Registrant. The directors and officers of Acadian and their other business affiliations for the past two fiscal years are:

------------------------------------------------------------------------------------------------------------------
                                NAME AND ADDRESS OF OTHER BUSINESS                  TITLE, CAPACITY OF ENGAGEMENT,
       NAME AND TITLE                       CONNECTIONS                    DATES       DESCRIPTION OF BUSINESS
------------------------------------------------------------------------------------------------------------------
Gary Bergstrom, Chairman,       Acadian Asset Management (Singapore)      ongoing   Director, asset management
Member of Board of Managers     Pte Ltd
------------------------------------------------------------------------------------------------------------------
John Chisholm, Executive        Acadian Asset Management (UK) Ltd         ongoing   Director, asset management
Vice President, co-CIO,
Member of Board of Managers
------------------------------------------------------------------------------------------------------------------
Churchill Franklin,             Acadian Asset Management (UK) Ltd         ongoing   Director, asset management
Executive Vice President,       Acadian Asset Management (Australia)
Member of Board of Managers     Ltd
                                Acadian Cayman Limited G.P.
------------------------------------------------------------------------------------------------------------------
Ronald Frashure, Chief          Acadian Asset Management (Singapore)      ongoing   Director, asset management
Executive Officer,              Pte Ltd
President, co-CIO, Member       Acadian Cayman Limited G.P.
of Board of Managers
------------------------------------------------------------------------------------------------------------------
Mark Minichiello, Senior        Acadian Asset Management (UK) Ltd         ongoing   Director, asset management
Vice President, Chief
Financial Officer,
Treasurer, Secretary,
Member of Board of Managers
------------------------------------------------------------------------------------------------------------------
Raymond Mui, Senior Vice        Acadian Cayman Limited G.P.               ongoing   Director, asset management
President, Member of Board
of Managers
------------------------------------------------------------------------------------------------------------------
Brian Wolahan, Senior Vice      None
President, Director of
Alternative Strategies,
Member of Board of Managers
------------------------------------------------------------------------------------------------------------------
James Wylie, Senior Vice        Acadian Cayman Limited G.P.               ongoing   Director,  asset management
President, Member of Board
of Managers
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Linda Gibson, Member of         Executive Vice President, Secretary and   ongoing   Affiliated Directorships
Board of Managers               General Counsel-Old Mutual (US)
                                Holdings Inc. (a holding company);
                                Larch Lane Advisors, LLC (an investment
                                adviser)
                                2100 Capital Group LLC (an investment
                                adviser), Acadian Asset Management LLC
                                Old Mutual Asset Management Trust
                                Company (a trust company)
------------------------------------------------------------------------------------------------------------------
Thomas Turpin, Member of        Executive Vice President and Chief        ongoing   Affiliated Directorships
Board of Managers               Operating Officer-Old Mutual (US)
                                Holdings Inc. (a holding company) Old
                                Mutual Funds III (a registered
                                investment company) Old Mutual Capital,
                                Inc. (an investment adviser) Acadian
                                Asset Management LLC (an investment
                                adviser) Old Mutual Group Limited (a
                                holding company) Old Mutual Asset
                                Managers (Bermuda) Ltd. (an investment
                                adviser) Old Mutual Group Services
                                Limited (a financial services company)
                                Liberty Ridge Capital, Inc. (an
                                investment adviser) Chairman and
                                Director Larch Lane Advisors, LLC (an
                                investment adviser) Provident
                                Investment Counsel, Inc. (an investment
                                adviser) Ashfield Capital Partners,
                                LLC. (an investment adviser) Old Mutual
                                Funds II (a registered investment
                                company) Old Mutual Insurance Series
                                Fund (a registered investment company)
                                Old Mutual Asset Managers (UK) Ltd. (an
                                investment adviser) Analytic Investors,
                                LLC (an investment adviser) Copper Rock
                                Capital Partners, LLC (an investment
                                adviser) Old Mutual Asset Management
                                Trust Company (a trust company) 2100
                                Capital Group LLC (an investment
                                adviser) Rogge Global Partners plc (an
                                investment adviser) Investment
                                Counselors of Maryland, LLC (an
                                investment adviser) LML Holdings, Inc.
                                (a holding company for Lincluden
                                affiliated financial services firms)
------------------------------------------------------------------------------------------------------------------
Stephen Clarke,  Member of      Senior Vice President, Relationship       ongoing   Affiliated Directorships
Board of Managers               Manager -Old Mutual (US) Holdings Inc.
                                (a holding company); Acadian Asset
                                Management LLC (an investment adviser)
                                Lincluden Management Limited (an
                                investment adviser)
------------------------------------------------------------------------------------------------------------------
John Grady, Member of Board     Executive Vice President, Strategy        ongoing   Affiliated Directorships
of Managers                     and Business Development-Old Mutual
                                (US) Holdings Inc. (a holding
                                company); Acadian Asset Management
                                LLC (an investment adviser)
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Kathryn Horgan, Member of       Executive Vice President, Director of     ongoing   Affiliated Directorships
Board of Managers               Human Resources-Old Mutual (US)
                                Holdings Inc. (a holding company);
                                Acadian Asset Management LLC (an
                                investment adviser)
------------------------------------------------------------------------------------------------------------------

ITEM 27. PRINCIPAL UNDERWRITERS


(a) As it pertains to the Forward Series of the Registrant, the sole principal underwriter for each series is ALPS Distributors, which acts as distributor for the Forward Series of the Registrant and the following other funds: AARP Funds, ALPS ETF Trust, ALPS Variable Insurance Trust, Ameristock Mutual Fund, Inc., BLDRS Index Fund Trust, Campbell Multi-Strategy Trust, CornerCap Group of Funds, DIAMONDS Trust, Financial Investors Trust, Financial Investors Variable Insurance Trust, Firsthand Funds, Forward Funds, Heartland Group, Inc., HealthShares, Inc., Henssler Funds, Inc., Holland Balanced Fund, Laudus Trust, Milestone Funds, MTB Group of Funds, Pax World Funds, PowerShares QQQ 100 Trust Series 1, Scottish Widows Investment Partnership, SPDR Trust, MidCap SPDR Trust, Select Sector SPDR Trust, State Street Institutional Investment Trust, Stonebridge Funds, Inc., Stone Harbor Investment Funds, TDX Independence Funds, Inc., Utopia Funds, W. P. Stewart Funds, Wasatch Funds, Westcore Trust, Williams Capital Liquid Assets Fund, and WisdomTree Trust.


ALPS Distributors is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority. ALPS Distributors is located at 1290 Broadway, Suite 1100, Denver, CO 80203.

As it pertains to the Accessor Series of the Registrant, the sole principal underwriter for each series is SEI, which acts as distributor for the Accessor Series of the Registrant and the following other funds: SEI Daily Income Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI Institutional International Trust, The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Institutional Investments Trust, Oak Associates Funds, CNI Charter Funds, iShares Inc., iShares Trust, Optique Funds, Inc., Causeway Capital Management Trust, Barclays Global Investors Trust, SEI Opportunity Fund, LP, The Arbitrage Funds, The Turner Funds, ProShares Trust, Community Reinvestment Act Qualified Investment Fund, SEI Alpha Startegy Portfolios LP, TD Asset Management USA Funds, and SEI Structured Credit Fund, LP.

SEI is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority. SEI is located at 1 Freedom Valley Drive, Oaks, PA 19456.

(b) As it pertains to the Forward Series of the Registrant and to the best of its' knowledge, the directors and executive officers of ALPS Distributors, a distributor for Registrant, are as follows:


                                        POSITIONS AND OFFICES WITH                    POSITIONS AND OFFICES
NAME AND ADDRESS*                              UNDERWRITER                               WITH REGISTRANT
--------------------   ------------------------------------------------------------   ---------------------
Edmund J. Burke                                  Director                                     None
Jeremy O. May                                    Director                                     None
Specer Hoffman                                   Director                                     None
Thomas A. Carter                            President, Director                               None
John C. Donaldson                 Vice President, Chief Financial Officer                     None
Robert J. Szydlowski             Vice President, Chief Technology Officer                     None
Diana Adams                        Vice President, Controller, Treasurer                      None
Tane T. Tyler                   Vice President, General Counsel, Secretary                    None
Bradley J. Swenson               Vice President, Chief Compliance Officer                     None
Kevin J. Ireland              Vice President, Director of Institutional Sales                 None
Mark R. Kiniry             Vice President, National Sales Director - Investments              None


----------
*     C/O ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203.

As it pertains to the Accessor Series of the Registrant and to the best of its' knowledge, the directors and executive officers of SEI, a distributor for Registrant, are as follows:

                                        POSITIONS AND OFFICES WITH                    POSITIONS AND OFFICES
NAME AND ADDRESS*                              UNDERWRITER                               WITH REGISTRANT
--------------------   ------------------------------------------------------------   ---------------------
William M. Doran                                 Director                                     None
Edward D. Loughlin                               Director                                     None
Wayne M. Withrow                                 Director                                     None
Kevin Barr                         President & Chief Executive Officer                        None
Maxine Chou                        Chief Financial Officer & Treasurer                        None
Thomas Rodman                            Chief Operations Officer                             None
John C. Munch                          General Counsel & Secretary                            None
Karen LaTourette        Chief Compliance Officer, Anti-Money Laundering Officer &             None
                                           Assistant Secretary
Mark J. Held                              Senior Vice President                               None
Lori L. White                      Vice President & Assistant Secretary                       None
John Coary                         Vice President & Assistant Secretary                       None
John Cronin                                   Vice President                                  None
Robert McCarthy                               Vice President                                  None
Robert Silvestri                              Vice President                                  None
Michael Farrell                               Vice President                                  None

----------
*     C/O SEI Investments Distribution Co., 1 Freedom Valley Drive, Oaks, PA
      19456

(c) As it pertains to the Forward Series of the Registrant, commissions and other compensation received, directly or indirectly, from the Forward Funds during the last fiscal year by ALPS Distributors, one of the Registrant's unaffiliated principal underwriter, were as follows:

   NET UNDERWRITING      COMPENSATION ON
    DISCOUNTS AND        REDEMPTION AND        BROKERAGE           OTHER
     COMMISSIONS           REPURCHASE         COMMISSIONS      COMPENSATION
  ------------------    -----------------    -------------    --------------
        None                  None               None              None

As it pertains to the Accessor Series of the Registrant, commissions and other compensation received, directly or indirectly, from the Forward Funds during the last fiscal year by SEI, one of the Registrant's unaffiliated principal underwriter, were as follows:

   NET UNDERWRITING      COMPENSATION ON
    DISCOUNTS AND        REDEMPTION AND        BROKERAGE           OTHER
     COMMISSIONS           REPURCHASE         COMMISSIONS      COMPENSATION
  ------------------    -----------------    -------------    --------------
        None                  None               None              None

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.


As it pertains to the Forward Series of the Registrant, certain accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder and the records relating to the duties of the Registrant's transfer agent are maintained by ALPS, 1290 Broadway, Suite 1100, Denver, CO 80203. Records relating to the duties of the Registrant's custodian are maintained by BBH, 40 Water Street, Boston, MA 02109. Certain other books and records are maintained at the offices of the Registrant at 433 California Street, 11th Floor, San Francisco, CA 94104.


As it pertains to the Accessor Series of the Registrant, certain accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder and the records relating to the duties of the Registrant's custodian are maintained by State Street, State Street Financial Center, One Lincoln Street, Boston, MA 02111. Records relating to the duties of the Registrant's distributor and fund accounting agent are maintained by SEI, 1 Freedom Valley Drive, Oaks, PA 19456. Certain other books and records are maintained at the offices of the Registrant at 433 California Street, 11th Floor, San Francisco, CA 94104.

ITEM 29. MANAGEMENT SERVICES

There are no management-related service contracts not discussed in Part A or Part B.

ITEM 30. UNDERTAKINGS

Not Applicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirement for the effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco and the State of California, on the 30th day of December 2008.


                                                   FORWARD FUNDS

                                                      /s/ J. ALAN REID, JR.
                                                   -----------------------------
                                                      J. ALAN REID, JR.
                                                      PRESIDENT

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:


            SIGNATURE                      TITLE                 DATE
--------------------------------   ---------------------   ----------------

     /s/ J. ALAN REID, JR.         President and Trustee   December 30, 2008
     ----------------------
         J. ALAN REID, JR.

     /s/ HAIG G. MARDIKIAN*        Trustee                 December 30, 2008
     ----------------------
         HAIG G. MARDIKIAN

     /s/ DONALD O'CONNOR*          Trustee                 December 30, 2008
     ----------------------
         DONALD O'CONNOR

     /s/ DEWITT F. BOWMAN*         Trustee                 December 30, 2008
     ----------------------
         DEWITT F. BOWMAN

     /s/ ERIC KLEINSCHMIDT         Treasurer               December 30, 2008
     ----------------------
         ERIC KLEINSCHMIDT

*By: /s/ BARBARA TOLLE
     ----------------------
         BARBARA TOLLE
         ATTORNEY-IN-FACT

EXHIBITS LIST

ITEM #23   DESCRIPTION
--------   ---------------------------------------------------------------

(i) Legal Opinion of Dechert LLP as to legality of securities being registered.